As filed with the Securities and Exchange Commission on April 28, 2014

Registration No. 333-146699

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 14

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 241

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

100 Summit Lake Drive, Second Floor Valhalla, New York 10595	Thomas J. Loftus, Esq. John Hancock Life Insurance Company of New York 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2014, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity B Share

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2014

This Prospectus describes interests in VENTURE® OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity B Share Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust B	Global Bond Trust	Lifestyle Moderate PS Series
American Asset Allocation Trust	High Yield Trust	Mid Cap Index Trust
American Global Growth Trust	International Core Trust	Mid Cap Stock Trust
American Growth Trust	International Small Company Trust	Mid Value Trust
American Growth-Income Trust	Investment Quality Bond Trust	Money Market Trust[3]
American International Trust	International Value Trust	Mutual Shares Trust
American New World Trust	Lifestyle Balanced MVP	Small Cap Growth Trust
Bond Trust	Lifestyle Balanced PS Series	Small Cap Value Trust
Core Strategy Trust[1]	Lifestyle Conservative MVP	Total Bond Market Trust B
Franklin Templeton Founding Allocation Trust	Lifestyle Conservative PS Series	Total Return Trust
Fundamental Large Cap Value Trust[2]	Lifestyle Growth MVP	Ultra Short Term Bond Trust
Fundamental Value Trust	Lifestyle Growth PS Series	Value Trust
Global Trust	Lifestyle Moderate MVP

[1]	Successor to Core Allocation Plus Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Fundamental Holdings Trust.
[2]	Successor to All Cap Value.
[3]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
30 Dan Road – Suite 55444	P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0414:70399

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.

Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

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Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

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Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.

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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-Out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Your Investment Option choices may be limited if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

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How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Enhanced Death Benefit Rider

•	Annual Step-Up Death Benefit

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life®

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5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity B Share Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.20%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.35%
(With No Optional Riders Reflected)

Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%

Total Annual Separate Account Expenses[4]	1.55%
Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%

Total Fees and Expenses other than Portfolio Expenses[6]	2.75%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

[6]

For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value
Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08 [1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10[1]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%

[1]

The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture Opportunity B Share with IPFL 5.10 Series Rider		Venture Opportunity B Share without IPFL 5.10 Series Rider

Total Annual Portfolio Operating Expenses	Minimum	Maximum	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2013)

Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.26%	0.79%	0.25%	1.17%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$927	$1,606	$2,312	$4,086

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$369	$1,133	$1,934	$4,086

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$732	$995	$1,277	$1,956

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$168	$522	$899	$1,956

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

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Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

14

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series)
American Asset Allocation Trust Series III	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Global Growth Trust (successor to American Global Small Capitalization Trust) Series III	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

American Growth Trust Series III	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust Series III	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust Series III	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust Series III	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Davis Selected Advisers, L.P.
Fundamental Value Trust Series I	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of large-cap U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

15

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Declaration Management & Research LLC
Total Bond Market Trust B Series NAV	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Dimensional Fund Advisors LP
International Small Company Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primary invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Franklin Mutual Advisers, LLC
Mutual Shares Trust Series I	Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust Series I	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in equity investments in companies from developed markets outside the U.S.

Invesco Advisers, Inc.
Value Trust Series I	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust Series I	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Franklin Templeton Founding Allocation Trust Series I	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental Large Cap Value Trust (successor to All Cap Value Trust) Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[1]

16

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Ultra Short Term Bond Trust Series I

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[2] and securities that as a group will behave in a manner similar to the Index.

Mid Cap Index Trust Series I	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P Midcap 400® Index[2] and securities that as a group behave in a manner similar to the Index.

Money Market Trust Series I

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust (Successor to Core Allocation Plus Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Fundamental Holdings Trust) Series I	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Balanced MVP Series I	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series Series I	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that normally invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series I	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Conservative PS Series Series I	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that normally invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP Series I	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series I	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that normally invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Moderate MVP Series I	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

Lifestyle Moderate PS Series Series I	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that normally invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Pacific Investment Management Company LLC
Global Bond Trust Series I	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust Series I	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

T. Rowe Price Associates, Inc.
Mid Value Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[2] or the Russell Midcap® Value Index.[1]

Templeton Global Advisors Limited
Global Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Templeton Investment Counsel, LLC
International Value Trust[3] Series I	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.

Wellington Management Company, LLP
Investment Quality Bond Trust Series I	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust Series I	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Wellington Management Company, LLP (cont.)
Small Cap Growth Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series I	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[4] Series I	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

[1]

“Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalizations of companies included in the Russell 3000® Index ranged from less than $1 million to $494 billion, and the Russell 2000® Index ranged from less than $1 million to $7.9 billion. As of February 28, 2014, the lowest market capitalization of companies included in the Russell 1000® Value Index was $1 billion, and as of February 28, 2014, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $1 billion to $28.4 billion.

[2]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2014, the market capitalizations of companies included in the S&P 500® Index ranged from $3.1 billion to $473.5 billion, and as of February 28, 2014, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.5 billion.

[3]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[4]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

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Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a commingled account for multiple participants in a Qualified Plan.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

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Additional Purchase Payments for Qualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

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Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

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Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(ii)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(iii)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Until the close of business on July 1, 2014, you may transfer amounts out of any Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Investment Options available under your Contract and/or Rider with no charge, and the transfer will not count against the number of permitted transfers.

Until the close of business on July 1, 2014, you may transfer amounts out of any Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Investment Options available under your Contract and/or Rider with no charge, and the transfer will not count against the number of permitted transfers.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

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Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option or, if available, from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The DCA Fixed Invesmtnet Option will no longer be available for new Purchase Payments received after June 20, 2014.

You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

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When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We

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reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters – Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as

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the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning Spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

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Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

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We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the

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method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of

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any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

Loans

Loans are not available under the Contract.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix B: “Enhance Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) certain other “free Withdrawal Amounts” described below; (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years; (v) payment of the Death Benefit; or (vi) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess is allocated to Purchase Payments which are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

John Hancock USA & John Hancock NY Withdrawal Charge* (as percentage of Purchase Payments)

First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

*	The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charges.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see “VII. Federal Tax Matters”).

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

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Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rates[1]
State	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis

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transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract,. any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

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When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular

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subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

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You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

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Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

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You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and

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Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

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Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

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Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2013, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

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Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may have been motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

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John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Account financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all purchase payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $15,000 = $900.

•	The total withdrawal charge is $1,500 + $900 = $2,400.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount for the partial, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

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Appendix B: Enhanced Death Benefit Rider

This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity B Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our issue age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, and subject to our issue age rules, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

B-1

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

B-2

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:

Income Plus For Life® (or “IPFL”) Series Riders:

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Features of the Income Plus For Life® 5.10 Series Riders

Covered Person(s)

The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime duration of two Covered Persons (IPFL – Joint Life 5.10).

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life® 5.10 Series Riders

You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract. You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired, you may not revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction

Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10 Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.

We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).

We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 5.10 – 5%

•

Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.

The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Money Market Trust

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The currently available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).

Credits. We offered the Rider with the following Credit features:

•	Annual Credit Rate – 5.00%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.

The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups. Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.

We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.

Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:

•

a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.

If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 - $4,500).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.

If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy Program withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

¡	the Withdrawal Amount; divided by

¡	the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies as follows:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•

(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).

Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 5.10:

1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

•    may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	• may continue in the same manner as 1.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 5.10) the death of the Covered Person;

•	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Features of Income Plus For Life® 5.09 Series Riders

This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58 1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59 1/2. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 12% 9% 9% 16% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 6% 12% 10% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders

This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for IPFL 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59 1/2.

•

(for IPFL – Joint Life 2.08) both you and your Spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Increases in Guaranteed Amounts

Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:

•	Annual Credit Rate – 7%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you purchased this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only have purchased the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders

If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	American Asset Allocation Trust (restricted May 4, 2009)

•	Core Strategy Trust

•	Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Money Market Trust (restricted May 4, 2013)

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments (if not otherwise restricted) to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version – available May 4 to July 26, 2009) [1]	3% 3% 3% 3% 9% 15% 15% 9% 24% 16%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B
Core Plus Balanced Toward Growth 5.09 (closed version – available May 4 to July 26, 2009) [1]	3% 6% 6% 3% 12% 15% 9% 6% 30% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B
Balanced: Growth & Income 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Balanced Toward Growth 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 9.08 (closed version – available September 2, 2008 to May 1, 2009) [1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Value Mutual Shares American Growth-Income Bond
Balanced: Growth & Income 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Mid Value Mutual Shares American Growth-Income Bond

[1]

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity B Share Contracts with no optional benefit Riders; and

•	Venture® Opportunity B Share Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Share, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity B Share Variable Annuity

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	17.472	17.422	15.403	12.500	—	—	—	—	—
Value at End of Year	—	—	17.472	17.422	15.403	—	—	—	—	—
No. of Units	—	—	418,566	234,999	81,058	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	17.380	17.364	15.383	12.500	—	—	—	—	—
Value at End of Year	—	—	17.380	17.364	15.383	—	—	—	—	—
No. of Units	—	—	151,524	101,192	38,507	—	—	—	—	—
500 Index Trust B - NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.639	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.464	12.639	—	—	—	—	—	—	—	—
No. of Units	627,284	688,098	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.635	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.425	12.635	—	—	—	—	—	—	—	—
No. of Units	214,953	239,008	—	—	—	—	—	—	—	—
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.029	12.817	13.561	11.614	9.297	12.500	—	—	—	—
Value at End of Year	—	14.029	12.817	13.561	11.614	9.297	—	—	—	—
No. of Units	—	6,937	7,865	4,874	4,060	529	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.893	12.718	13.483	11.570	9.281	12.500	—	—	—	—
Value at End of Year	—	13.893	12.718	13.483	11.570	9.281	—	—	—	—
No. of Units	—	3,244	3,912	2,880	548	—	—	—	—	—
American Asset Allocation Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.279	12.460	12.471	11.232	9.195	12.500	—	—	—	—
Value at End of Year	17.439	14.279	12.460	12.471	11.232	9.195	—	—	—	—
No. of Units	222,138	249,069	257,913	264,613	253,439	61,761	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.140	12.364	12.399	11.189	9.178	12.500	—	—	—	—
Value at End of Year	17.234	14.140	12.364	12.399	11.189	9.178	—	—	—	—
No. of Units	94,757	95,040	97,504	102,037	95,899	28,329	—	—	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	11.549	11.818	10.668	8.462	12.500	—	—	—	—
Value at End of Year	—	—	11.549	11.818	10.668	8.462	—	—	—	—
No. of Units	—	—	526,654	387,729	243,798	36,789	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	11.460	11.750	10.628	8.447	12.500	—	—	—	—
Value at End of Year	—	—	11.459	11.750	10.628	8.447	—	—	—	—
No. of Units	—	—	269,082	218,976	162,616	18,688	—	—	—	—
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	12.365	11.135	12.500	—	—	—	—
Value at End of Year	—	—	—	12.981	12.365	11.135	—	—	—	—
No. of Units	—	—	—	486,829	278,803	34,283	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.319	11.115	12.500	—	—	—	—
Value at End of Year	—	—	—	12.906	12.319	11.115	—	—	—	—
No. of Units	—	—	—	280,164	195,156	18,793	—	—	—	—
American Global Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.981	11.570	12.875	11.673	8.319	12.500	—	—	—	—
Value at End of Year	17.810	13.981	11.570	12.875	11.673	8.319	—	—	—	—
No. of Units	78,745	20,290	19,400	9,685	5,262	1,819	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.845	11.481	12.801	11.629	8.305	12.500	—	—	—	—
Value at End of Year	17.602	13.845	11.481	12.801	11.629	8.305	—	—	—	—
No. of Units	53,514	11,598	12,175	11,513	5,027	1,806	—	—	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.475	9.843	12.353	10.221	6.428	12.500	—	—	—	—
Value at End of Year	—	11.475	9.843	12.353	10.221	6.428	—	—	—	—
No. of Units	—	86,683	92,414	69,211	71,547	15,857	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.363	9.767	12.282	10.182	6.417	12.500	—	—	—	—
Value at End of Year	—	11.363	9.767	12.282	10.182	6.417	—	—	—	—
No. of Units	—	57,554	63,014	48,688	48,986	7,999	—	—	—	—
American Growth Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.153	11.310	11.978	10.229	7.442	12.500	—	—	—	—
Value at End of Year	16.878	13.153	11.310	11.978	10.229	7.442	—	—	—	—
No. of Units	284,896	319,930	320,421	230,390	145,233	25,498	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.025	11.222	11.909	10.190	7.428	12.500	—	—	—	—
Value at End of Year	16.681	13.025	11.222	11.909	10.190	7.428	—	—	—	—
No. of Units	162,185	175,195	184,294	147,871	102,284	10,363	—	—	—	—
American Growth-Income Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.259	11.438	11.799	10.732	8.287	12.500	—	—	—	—
Value at End of Year	17.464	13.259	11.438	11.799	10.732	8.287	—	—	—	—
No. of Units	612,397	711,494	198,722	192,345	176,039	32,179	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.130	11.349	11.731	10.692	8.272	12.500	—	—	—	—
Value at End of Year	17.259	13.130	11.349	11.731	10.692	8.272	—	—	—	—
No. of Units	347,139	392,914	138,372	131,286	109,651	13,192	—	—	—	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.998	15.175	15.103	13.314	9.695	12.500	—	—	—	—
Value at End of Year	—	16.998	15.175	15.103	13.314	9.695	—	—	—	—
No. of Units	—	114,318	117,431	108,748	35,478	819	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.832	15.057	15.016	13.264	9.678	12.500	—	—	—	—
Value at End of Year	—	16.832	15.057	15.016	13.264	9.678	—	—	—	—
No. of Units	—	39,093	40,248	38,063	14,305	399	—	—	—	—
American International Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.890	10.219	12.050	11.388	8.064	12.500	—	—	—	—
Value at End of Year	14.262	11.890	10.219	12.050	11.388	8.064	—	—	—	—
No. of Units	219,830	238,941	232,447	123,089	26,963	1,059	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.774	10.140	11.981	11.345	8.050	12.500	—	—	—	—
Value at End of Year	14.095	11.774	10.140	11.981	11.345	8.050	—	—	—	—
No. of Units	91,828	95,678	96,822	60,097	15,056	864	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
American New World Trust - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.181	11.351	13.381	11.510	7.801	12.500	—	—	—	—
Value at End of Year	14.481	13.181	11.351	13.381	11.510	7.801	—	—	—	—
No. of Units	9,300	12,772	13,870	11,028	7,977	1,393	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.053	11.263	13.304	11.467	7.787	12.500	—	—	—	—
Value at End of Year	14.312	13.053	11.263	13.304	11.467	7.787	—	—	—	—
No. of Units	10,579	10,351	9,773	7,608	2,928	—	—	—	—	—
Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	16.327	16.383	14.749	12.500	—	—	—	—	—
Value at End of Year	—	—	16.327	16.383	14.749	—	—	—	—	—
No. of Units	—	—	2,969	806	586	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.241	16.329	14.730	12.500	—	—	—	—	—
Value at End of Year	—	—	16.241	16.329	14.730	—	—	—	—	—
No. of Units	—	—	2,884	2,196	850	—	—	—	—	—
Bond Trust - Series I Shares (units first credited 10-28-2011)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.184	12.568	12.500	—	—	—	—	—	—	—
Value at End of Year	12.830	13.184	12.568	—	—	—	—	—	—	—
No. of Units	784,605	740,443	698,371	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.153	12.563	12.500	—	—	—	—	—	—	—
Value at End of Year	12.774	13.153	12.563	—	—	—	—	—	—	—
No. of Units	403,557	364,988	349,034	—	—	—	—	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.068	11.662	12.101	11.099	8.986	12.500	—	—	—	—
Value at End of Year	—	13.068	11.662	12.101	11.099	8.986	—	—	—	—
No. of Units	—	67,907	74,097	63,566	66,705	12,975	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.941	11.572	12.031	11.058	8.970	12.500	—	—	—	—
Value at End of Year	—	12.941	11.572	12.031	11.058	8.970	—	—	—	—
No. of Units	—	35,342	35,403	32,360	29,764	1,808	—	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	15.683	16.136	14.734	12.500	—	—	—	—	—
Value at End of Year	—	—	15.683	16.136	14.734	—	—	—	—	—
No. of Units	—	—	26,699	17,504	6,350	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	15.599	16.082	14.714	12.500	—	—	—	—	—
Value at End of Year	—	—	15.599	16.082	14.714	—	—	—	—	—
No. of Units	—	—	8,304	7,666	6,141	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	16.241	16.273	14.701	12.500	—	—	—	—	—
Value at End of Year	—	—	16.241	16.273	14.701	—	—	—	—	—
No. of Units	—	—	71,392	66,254	24,445	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	16.155	16.220	14.682	12.500	—	—	—	—	—
Value at End of Year	—	—	16.155	16.220	14.682	—	—	—	—	—
No. of Units	—	—	29,792	19,800	3,758	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	6.269	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	6.258	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.124	15.613	15.670	14.429	12.500	—	—	—	—	—
Value at End of Year	—	17.124	15.613	15.670	14.429	—	—	—	—	—
No. of Units	—	60,634	53,303	33,752	6,961	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.999	15.530	15.618	14.410	12.500	—	—	—	—	—
Value at End of Year	—	16.999	15.530	15.618	14.410	—	—	—	—	—
No. of Units	—	38,932	43,234	32,517	10,066	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.016	15.217	15.960	14.882	12.500	—	—	—	—	—
Value at End of Year	—	17.016	15.217	15.960	14.882	—	—	—	—	—
No. of Units	—	23,544	25,188	19,533	3,251	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.892	15.137	15.907	14.862	12.500	—	—	—	—	—
Value at End of Year	—	16.892	15.137	15.907	14.862	—	—	—	—	—
No. of Units	—	39,847	38,645	27,738	7,777	—	—	—	—	—
Core Strategy Trust - Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.626	—	—	—	—	—	—	—	—	—
No. of Units	310,255	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.608	—	—	—	—	—	—	—	—	—
No. of Units	255,274	—	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.658	11.908	12.242	11.212	8.644	12.500	—	—	—	—
Value at End of Year	16.766	13.658	11.908	12.242	11.212	8.644	—	—	—	—
No. of Units	79,993	87,505	84,051	85,562	76,197	19,327	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.525	11.816	12.171	11.170	8.629	12.500	—	—	—	—
Value at End of Year	16.570	13.525	11.816	12.171	11.170	8.629	—	—	—	—
No. of Units	74,672	77,039	63,414	64,198	61,561	18,799	—	—	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.544	12.159	12.411	11.362	9.048	12.500	—	—	—	—
Value at End of Year	—	13.544	12.159	12.411	11.362	9.048	—	—	—	—
No. of Units	—	129,105	130,908	127,676	133,402	41,745	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.413	12.065	12.339	11.319	9.032	12.500	—	—	—	—
Value at End of Year	—	13.413	12.065	12.339	11.319	9.032	—	—	—	—
No. of Units	—	97,458	91,341	96,192	93,985	30,985	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Fundamental Large Cap Value Trust - Series I Shares (units first credited 12-06-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.840	—	—	—	—	—	—	—	—	—
No. of Units	10,023	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.838	—	—	—	—	—	—	—	—	—
No. of Units	4,421	—	—	—	—	—	—	—	—	—
Fundamental Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.549	11.219	11.818	10.591	8.146	12.500	—	—	—	—
Value at End of Year	16.530	12.549	11.219	11.818	10.591	8.146	—	—	—	—
No. of Units	9,830	13,043	11,891	6,477	3,035	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.426	11.132	11.750	10.551	8.132	12.500	—	—	—	—
Value at End of Year	16.336	12.426	11.132	11.750	10.551	8.132	—	—	—	—
No. of Units	6,238	6,199	10,870	3,604	1,460	—	—	—	—	—
Global Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.989	15.143	14.070	12.929	11.357	12.500	—	—	—	—
Value at End of Year	14.920	15.989	15.143	14.070	12.929	11.357	—	—	—	—
No. of Units	12,568	14,429	14,583	10,189	5,204	1,329	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.833	15.026	13.989	12.881	11.337	12.500	—	—	—	—
Value at End of Year	14.745	15.833	15.026	13.989	12.881	11.337	—	—	—	—
No. of Units	5,848	5,717	5,446	6,130	4,444	61	—	—	—	—
Global Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.998	10.822	11.669	10.975	8.468	12.500	—	—	—	—
Value at End of Year	16.810	12.998	10.822	11.669	10.975	8.468	—	—	—	—
No. of Units	81,847	97,400	107,796	103,664	96,230	18,945	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.871	10.738	11.601	10.934	8.453	12.500	—	—	—	—
Value at End of Year	16.613	12.871	10.738	11.601	10.934	8.453	—	—	—	—
No. of Units	57,657	65,193	71,511	67,390	62,317	7,211	—	—	—	—
High Yield Trust - Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.753	—	—	—	—	—	—	—	—	—
No. of Units	162,997	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.736	—	—	—	—	—	—	—	—	—
No. of Units	56,171	—	—	—	—	—	—	—	—	—
International Core Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.200	9.868	11.061	8.741	—	12.500	—	—	—	—
Value at End of Year	13.811	11.200	9.868	11.061	—	8.741	—	—	—	—
No. of Units	2,554	3,799	3,758	1,314	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.091	9.791	10.997	8.725	—	12.500	—	—	—	—
Value at End of Year	13.649	11.091	9.791	10.997	—	8.725	—	—	—	—
No. of Units	1,632	1,637	4,208	158	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	8.601	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	8.589	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.430	12.272	14.848	12.266	12.500	—	—	—	—	—
Value at End of Year	17.986	14.430	12.272	14.848	12.266	—	—	—	—	—
No. of Units	2,324	2,324	2,324	2,324	2,324	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.340	12.220	14.815	12.262	12.500	—	—	—	—	—
Value at End of Year	17.838	14.340	12.220	14.815	12.262	—	—	—	—	—
No. of Units	675	676	958	273	273	—	—	—	—	—
International Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.740	9.968	11.594	10.882	8.124	12.500	—	—	—	—
Value at End of Year	14.611	11.740	9.968	11.594	10.882	8.124	—	—	—	—
No. of Units	13,959	17,977	18,456	12,514	9,174	4,200	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.625	9.891	11.527	10.841	8.110	12.500	—	—	—	—
Value at End of Year	14.440	11.625	9.891	11.527	10.841	8.110	—	—	—	—
No. of Units	1,377	1,378	1,593	1,361	1,359	494	—	—	—	—
Investment Quality Bond Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.966	15.043	14.108	13.308	11.996	12.500	—	—	—	—
Value at End of Year	15.450	15.966	15.043	14.108	13.308	11.996	—	—	—	—
No. of Units	360,035	346,815	327,524	228,884	137,858	17,211	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.811	14.927	14.027	13.258	11.975	12.500	—	—	—	—
Value at End of Year	15.269	15.811	14.927	14.027	13.258	11.975	—	—	—	—
No. of Units	191,063	172,940	165,415	138,050	98,839	9,161	—	—	—	—
Lifestyle Balanced Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.037	12.719	12.812	11.621	9.008	12.500	—	—	—	—
Value at End of Year	15.619	14.037	12.719	12.812	11.621	9.008	—	—	—	—
No. of Units	574,482	558,984	533,094	375,299	219,150	40,265	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.900	12.621	12.738	11.577	8.992	12.500	—	—	—	—
Value at End of Year	15.436	13.900	12.621	12.738	11.577	8.992	—	—	—	—
No. of Units	296,810	284,190	275,131	210,672	117,436	11,513	—	—	—	—
Lifestyle Conservative Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.979	13.992	13.607	12.639	10.525	12.500	—	—	—	—
Value at End of Year	15.351	14.979	13.992	13.607	12.639	10.525	—	—	—	—
No. of Units	225,991	255,911	211,496	120,456	55,927	6,226	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.834	13.884	13.529	12.591	10.507	12.500	—	—	—	—
Value at End of Year	15.172	14.834	13.884	13.529	12.591	10.507	—	—	—	—
No. of Units	83,659	104,711	105,313	72,088	50,419	5,633	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Lifestyle Growth Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.576	12.086	12.449	11.165	8.490	12.500	—	—	—	—
Value at End of Year	15.985	13.576	12.086	12.449	11.165	8.490	—	—	—	—
No. of Units	823,104	828,872	647,678	373,402	200,575	55,741	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.444	11.992	12.377	11.123	8.475	12.500	—	—	—	—
Value at End of Year	15.798	13.444	11.992	12.377	11.123	8.475	—	—	—	—
No. of Units	342,136	352,678	297,521	190,844	101,990	12,485	—	—	—	—
Lifestyle Moderate Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.655	13.423	13.296	12.190	9.709	12.500	—	—	—	—
Value at End of Year	15.936	14.655	13.423	13.296	12.190	9.709	—	—	—	—
No. of Units	391,437	380,966	377,630	255,180	126,035	15,795	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.512	13.319	13.219	12.144	9.692	12.500	—	—	—	—
Value at End of Year	15.749	14.512	13.319	13.219	12.144	9.692	—	—	—	—
No. of Units	85,302	92,004	95,076	96,562	62,337	3,213	—	—	—	—
Mid Cap Index Trust - Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	18.075	15.595	16.171	13.010	12.500	—	—	—	—	—
Value at End of Year	23.722	18.075	15.595	16.171	13.010	—	—	—	—	—
No. of Units	288	290	293	296	299	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	15.529	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	15.529	—	—	—	—	—	—	—
No. of Units	—	—	1,477	—	—	—	—	—	—	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	7.735	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	7.721	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.164	10.919	12.188	10.037	7.745	12.500	—	—	—	—
Value at End of Year	17.770	13.164	10.919	12.188	10.037	7.745	—	—	—	—
No. of Units	101,828	118,659	119,092	64,064	21,069	2,292	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.036	10.834	12.118	9.999	7.731	12.500	—	—	—	—
Value at End of Year	17.562	13.036	10.834	12.118	9.999	7.731	—	—	—	—
No. of Units	40,323	45,105	46,477	29,740	12,691	1,415	—	—	—	—
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	8.138	—	—	—	—
No. of Units	—	—	—	—	—	7,238	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	8.124	—	—	—	—
No. of Units	—	—	—	—	—	1,848	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Mid Value Trust - Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	21.269	18.036	19.228	16.778	12.500	—	—	—	—	—
Value at End of Year	27.571	21.269	18.036	19.228	16.778	—	—	—	—	—
No. of Units	4,262	5,410	5,039	5,088	4,794	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	21.113	17.941	19.164	16.756	12.500	—	—	—	—	—
Value at End of Year	27.315	21.113	17.941	19.164	16.756	—	—	—	—	—
No. of Units	918	1,024	1,119	1,057	1,132	—	—	—	—	—
Money Market Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.896	12.058	12.213	12.378	12.522	12.500	—	—	—	—
Value at End of Year	11.738	11.896	12.058	12.213	12.378	12.522	—	—	—	—
No. of Units	12,122	25,479	17,291	7,575	7,798	12,490	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.781	11.965	12.142	12.332	12.500	12.500	—	—	—	—
Value at End of Year	11.600	11.781	11.965	12.142	12.332	12.500	—	—	—	—
No. of Units	10,331	20,198	18,499	7,824	564	7,143	—	—	—	—
Mutual Shares Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.678	11.271	11.532	10.482	8.343	12.500	—	—	—	—
Value at End of Year	16.053	12.678	11.271	11.532	10.482	8.343	—	—	—	—
No. of Units	559,080	631,270	630,169	467,843	296,527	48,011	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.555	11.183	11.466	10.442	8.329	12.500	—	—	—	—
Value at End of Year	15.865	12.555	11.183	11.466	10.442	8.329	—	—	—	—
No. of Units	286,797	316,580	323,244	264,992	191,661	19,243	—	—	—	—
Small Cap Growth Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.933	12.127	13.190	8.248	—	12.500	—	—	—	—
Value at End of Year	19.806	13.933	12.127	13.190	—	8.248	—	—	—	—
No. of Units	1,203	1,203	1,203	726	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.797	12.033	13.114	8.234	—	12.500	—	—	—	—
Value at End of Year	19.574	13.797	12.033	13.114	—	8.234	—	—	—	—
No. of Units	625	859	855	760	—	—	—	—	—	—
Small Cap Intrinsic Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	5.747	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	5.737	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.484	15.318	15.366	12.351	9.731	12.500	—	—	—	—
Value at End of Year	22.996	17.484	15.318	15.366	12.351	9.731	—	—	—	—
No. of Units	935	2,563	2,552	2,486	1,777	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.313	15.200	15.277	12.304	9.713	12.500	—	—	—	—
Value at End of Year	22.727	17.313	15.200	15.277	12.304	9.713	—	—	—	—
No. of Units	1,235	1,251	1,251	1,248	93	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	14.294	13.517	12.945	12.500	—	—	—	—	—
Value at End of Year	—	—	14.294	13.517	12.945	—	—	—	—	—
No. of Units	—	—	368,214	217,483	60,816	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	14.218	13.472	12.928	12.500	—	—	—	—	—
Value at End of Year	—	—	14.218	13.472	12.928	—	—	—	—	—
No. of Units	—	—	141,505	94,321	29,537	—	—	—	—	—
Total Bond Market Trust B - NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.459	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.993	12.459	—	—	—	—	—	—	—	—
No. of Units	513,528	481,059	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.455	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.965	12.455	—	—	—	—	—	—	—	—
No. of Units	192,719	180,556	—	—	—	—	—	—	—	—
Total Return Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.990	14.940	14.573	13.722	12.244	12.500	—	—	—	—
Value at End of Year	15.455	15.990	14.940	14.573	13.722	12.244	—	—	—	—
No. of Units	35,904	39,600	41,350	38,019	15,759	1,531	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.834	14.825	14.489	13.670	12.222	12.500	—	—	—	—
Value at End of Year	15.274	15.834	14.825	14.489	13.670	12.222	—	—	—	—
No. of Units	19,724	18,582	18,008	13,828	3,958	—	—	—	—	—
Ultra Short Term Bond Trust - Series I Shares (units first credited 08-23-2010)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.198	12.299	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.026	12.198	12.299	12.500	—	—	—	—	—	—
No. of Units	14,200	6,423	4,860	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.141	12.266	12.500	12.500	—	—	—	—	—	—
Value at End of Year	11.946	12.141	12.266	12.500	—	—	—	—	—	—
No. of Units	10,594	13,123	2,883	—	—	—	—	—	—	—
Value Trust - Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.122	13.054	13.103	10.867	7.802	12.500	—	—	—	—
Value at End of Year	20.201	15.122	13.054	13.103	10.867	7.802	—	—	—	—
No. of Units	42,211	50,901	55,027	56,949	60,757	6,078	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.975	12.953	13.028	10.826	7.788	12.500	—	—	—	—
Value at End of Year	19.964	14.975	12.953	13.028	10.826	7.788	—	—	—	—
No. of Units	32,050	38,024	40,377	41,287	44,045	3,901	—	—	—	—

To obtain a Venture® Opportunity B Share Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity B Share SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity B Share NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Opportunity B Share Variable Annuity Statement of Additional Information dated April 30, 2014, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2014

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York

(to be read with this Statement of Additional Information)

Venture ® Opportunity A Share Variable Annuities

Venture ® Opportunity B Share Variable Annuities

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 551-2078	Mailing Address Post Office Box 55445 Boston, MA 02205-5445 www.jhannuitiesnewyork.com

Venture® Opportunity A&B Share JHNY SEP ACCT A SAI 04/14

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 30 Dan Road – Suite 55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2013, 2012, and 2011 were $290,380,853, $309,982,088, and $355,245,024, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with most broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

During 2013, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2013.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

3

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

4

APPENDIX A: Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying financial statements of John Hancock Life Insurance Company of New York, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$5,829; 2012—$6,079)	$5,871	$6,629
Held-for-trading—at fair value (cost: 2013—$325; 2012—$332)	338	372
Equity securities:
Available-for-sale—at fair value (cost: 2013—$0; 2012—$1)	-	1
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,155	977
Investment real estate, agriculture, and timber	270	81
Policy loans	143	138
Short-term investments	1	38
Other invested assets	72	5

Total Investments	7,851	8,242

Cash and cash equivalents	59	495
Accrued investment income	110	118
Value of business acquired	6	12
Deferred policy acquisition costs and deferred sales inducements	495	428
Amounts due from and held for affiliates	898	286
Reinsurance recoverable	450	417
Derivative assets	435	654
Amounts on deposit with reinsurers	1,586	1,701
Deferred tax asset	37	-
Other assets	105	61
Separate account assets	8,313	7,687

Total Assets	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$3,942	$3,960
Policyholders’ funds	2,295	2,473
Unearned revenue	70	40
Unpaid claims and claim expense reserves	40	37
Policyholder dividends payable	1	2
Amounts due to affiliates	378	166
Current income tax payable	46	85
Deferred income tax liability	-	69
Coinsurance funds withheld	2,418	2,329
Payables for collateral on derivatives	51	158
Derivative liabilities	508	698
Deferred gains	112	117
Other liabilities	87	89
Separate account liabilities	8,313	7,687

Total Liabilities	18,261	17,910

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2013 and 2012)	2	2
Additional paid-in capital	895	895
Retained earnings	1,179	938
Accumulated other comprehensive income	8	356

Total Company Shareholder’s Equity	2,084	2,191

Total Liabilities and Shareholder’s Equity	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$55	$207	$74
Fee income	252	257	413
Net investment income	540	587	597
Net realized investment and other gains (losses)	(133)	(52)	289
Other revenue	(1)	5	-

Total revenues	713	1,004	1,373

Benefits and expenses
Benefits to policyholders	155	511	640
Policyholder dividends	5	6	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Other operating costs and expenses	183	221	237

Total benefits and expenses	356	791	1,022

Income (loss) before income taxes	357	213	351

Income tax expense (benefit)	116	53	121

Net income (loss)	$241	$160	$230

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$241	$160	$230

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(356)	126	322
Reclassification adjustment for (gains) losses realized in net income	57	(102)	(208)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(42)	(2)	97
Reclassification of net cash flow hedge (gains) losses to net income	(7)	(4)	-

Total other comprehensive income (loss), net of tax	(348)	18	211

Total comprehensive income (loss)	$(107)	$178	$441

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(192)	67	172
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	31	(55)	(111)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(23)	(1)	52
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(4)	(2)	-

Total income tax expense (benefit) in other comprehensive income (loss)	$(188)	$9	$113

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2011	$2	$895	$548	$127	$1,572	2,000

Net income (loss)	-	-	230	-	230
Other comprehensive income (loss), net of tax	-	-	-	211	211

Balance at December 31, 2011	$2	$895	$778	$338	$2,013	2,000

Net income (loss)			160		160
Other comprehensive income (loss), net of tax				18	18

Balance at December 31, 2012	$2	$895	$938	$356	$2,191	2,000

Net income (loss)			241		241
Other comprehensive income (loss), net of tax				(348)	(348)

Balance at December 31, 2013	$2	$895	$1,179	$8	$2,084	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$241	$160	$230
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	25	43	74
Net realized investments and other (gains) losses	133	52	(289)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Capitalization of deferred policy acquisition costs and deferred sales inducements	(39)	(40)	(48)
Depreciation and amortization	2	-	-
Net cash flows from trading securities	6	12	54
(Increase) decrease in accrued investment income	8	(4)	(6)
(Increase) decrease in other assets and other liabilities, net	(74)	(294)	284
Increase (decrease) in policyholder liabilities and accruals, net	(97)	211	304
Interest credited to policyholder liabilities	142	112	110
Increase (decrease) in deferred income taxes	81	(17)	(10)

Net cash provided by (used in) operating activities	441	288	842

Cash flows from investing activities:
Sales of:
Fixed maturities	3,302	4,321	5,367
Equity securities	1	-	-
Mortgage loans on real estate	68	74	76
Investment real estate, agriculture, and timber	-	6	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	303	278	551
Mortgage loans on real estate	24	25	23
Other invested assets	1	-	-
Purchases of:
Fixed maturities	(3,448)	(4,434)	(5,911)
Equity securities	-	(1)	-
Investment real estate, agriculture, and timber	(191)	(1)	(3)
Other invested assets	(66)	(4)	-
Mortgage loans on real estate issued	(280)	(64)	(330)
Net (purchases) redemptions of short-term investments	(1)	16	13
Policy loans advanced, net	(5)	(14)	(12)
Net change in payable for undelivered securities	(27)	(4)	3
Net change in amount due from liquidity pool	(381)	-	-
Other, net	-	3	-

Net cash provided by (used in) investing activities	(700)	201	(223)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Universal life and investment-type contract deposits	281	169	341
Universal life and investment-type contract maturities and withdrawals	(431)	(378)	(1,082)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	21	14	12
Unearned revenue on financial reinsurance	(48)	(49)	(89)
Net reinsurance recoverable	-	-	4

Net cash provided by (used in) financing activities	(177)	(244)	(814)
Net increase (decrease) in cash and cash equivalents	(436)	245	(195)
Cash and cash equivalents at beginning of year	495	250	445

Cash and cash equivalents at end of year	$59	$495	$250

Non-cash financing activities during the year:
Transfer of assets to First Allmerica Financial Life Insurance Company	$-	$(1,717)	$-

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

The Company’s 36% investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $1,855 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 55% and 57% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012,

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

respectively, and 24%, 24%, and 23% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,578	$228	$(66)	$3,740	$-
Commercial mortgage-backed securities	57	2	-	59	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	72	3	(2)	73	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,776	6	(145)	1,637	-
Obligations of states and political subdivisions	246	16	(5)	257	-
Debt securities issued by foreign governments	100	5	-	105	-

Fixed maturity securities	5,829	260	(218)	5,871	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	5,829	260	(218)	5,871	-

Equity securities available-for-sale	-	-	-	-	-

Total fixed maturity and equity securities available-for-sale	$5,829	$260	$(218)	$5,871	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,470	$406	$(5)	$3,871	$-
Commercial mortgage-backed securities	222	8	-	230	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	42	4	-	45	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,052	99	(13)	2,137	-
Obligations of states and political subdivisions	236	51	-	287	-
Debt securities issued by foreign governments	57	2	-	59	-

Fixed maturity securities	6,079	570	(18)	6,629	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	6,079	570	(18)	6,629	-

Equity securities available-for-sale	1	-	-	1	-

Total fixed maturity and equity securities available-for-sale	$6,080	$570	$(18)	$6,630	$-

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$185	$188
Due after one year through five years	1,043	1,086
Due after five years through ten years	1,029	1,070
Due after ten years	3,443	3,395

	5,700	5,739
Asset-backed and mortgage-backed securities	129	132

Total	$5,829	$5,871

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Statements of Operations, while the non-credit loss is charged to AOCI on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized Losses on Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$859	$(48)	$118	$(18)	$977	$(66)
Commercial mortgage-backed securities	4	-	3	-	7	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	25	(2)	-	-	25	(2)
US Treasury securities and obligations of US government corps and agencies	1,199	(64)	338	(81)	1,537	(145)
Obligations of states and political subdivisions	57	(3)	10	(2)	67	(5)
Debt securities issued by foreign governments	-	-	-	-	-	-

Total fixed maturity securities available-for-sale	2,144	(117)	469	(101)	2,613	(218)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$2,144	$(117)	$469	$(101)	$2,613	$(218)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$186	$(4)	$32	$(1)	$218	$(5)
Commercial mortgage-backed securities	10	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-
US Treasury securities and obligations of US government corps and agencies	643	(13)	-	-	643	(13)
Obligations of states and political subdivisions	12	-	-	-	12	-
Debt securities issued by foreign governments	3	-	18	-	21	-

Total fixed maturity securities available-for-sale	854	(17)	50	(1)	904	(18)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$854	$(17)	$50	$(1)	$904	$(18)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $1 million at December 31, 2013 from $1 million at December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At December 31, 2013 and 2012, there were 306 and 62 fixed maturity securities with aggregate gross unrealized losses of $218 million and $18 million, respectively, of which the single largest unrealized loss was $78 million and $12 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $1 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$28	$1
Bonds pledged in support of exchange-traded futures and cleared derivatives	24	24
Bonds on deposit with government authorities	1	1
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total	$53	$26

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets

Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$432	$(305)	$(127)	$-	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	432	(305)	(127)	-	-

Financial liabilities
Derivative liabilities	(335)	305	30	-	-
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(335)	$305	$30	$-	$-

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$669	$(353)	$(316)	$-	$-
Securities lending
Reverse repurchase agreements

Total financial assets	669	(353)	(316)	-	-

Financial liabilities
Derivative liabilities	(355)	353	2
Repurchase agreements

Total financial liabilities	$(355)	$353	$2	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

(1)	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $(5) million and $12 million, respectively December 31, 2013 (December 31, 2012 — $15 million and $5 million, respectively).
(2)	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $25 million and $4 million, respectively (December 31, 2012 — $29 million and $0 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
(3)	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$292	East North Central	$175
Industrial	123	East South Central	7
Office buildings	376	Middle Atlantic	165
Retail	266	Mountain	54
Mixed use	-	New England	35
Agricultural	-	Pacific	419
Agribusiness	10	South Atlantic	208
Other	88	West North Central	42
		West South Central	50
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$1,155	Total	$1,155

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$201	East North Central	$146
Industrial	130	East South Central	2
Office buildings	322	Middle Atlantic	114
Retail	251	Mountain	48
Mixed use	-	New England	37
Agricultural	-	Pacific	333
Agribusiness	2	South Atlantic	193
Other	71	West North Central	39
		West South Central	65
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$977	Total	$977

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$-	$-	$-	$-	$-

Year ended December 31, 2012	7	-	-	(7)	-

Year ended December 31, 2011	2	9	-	(4)	7

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

December 31,
	2013	2012

(in millions)
Non-income producing	$-	$-
Delinquent less than 90 days	-	-
Delinquent greater than 90 days	-	-

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

December 31,
	2013	2012

(in millions)
Impaired mortgage loans on real estate with provision for losses	$-	$-
Allowance for credit losses	-	-

Net impaired mortgage loans on real estate	$-	$-

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Average recorded investment in impaired loans	$-	$9	$20
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$68	$30
AA	175	125
A	376	238
BBB	530	562
BB	6	22
B and lower and unrated	-	-

Total	$1,155	$977

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate and agriculture was $2 million, $2 million, and $2 million for the years ended December 31, 2013, 2012 and 2011 respectively. Accumulated depreciation was $6 million and $5 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$66	$6
Combined assets	675	272
Combined liabilities	161	100
Debt included in combined liabilities	55	-

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$198	$183	$175
Combined revenues	1,050	894	818
Combined expenses	470	366	337
Combined income (loss) from operations	580	528	481

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$273	$333	$366
Equity securities	-	-	-
Mortgage loans on real estate	51	49	40
Investment real estate, agriculture, and timber	12	17	10
Policy loans	7	6	6
Short-term investments	-	1	1
Derivatives	23	25	23
Equity method investments and other (1)	199	183	175

Gross investment income	565	614	621

Investment expenses	(25)	(27)	(24)

Net investment income	$540	$587	$597

	December 31,
	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(115)	$170	$337
Equity securities	-	-	-
Mortgage loans on real estate	1	3	(7)
Derivatives	(47)	(211)	(24)
Other invested assets	-	1	-
Amounts credited to participating contract holders	28	(15)	(17)

Net realized investment and other gains (losses)	$(133)	$(52)	$289

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$20	$23	$30
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(27)	10	13
Equity securities held-for-trading	-	-	-
Derivatives	27	(134)	14
Gross gains on sales of available-for-sale securities	41	190	345
Gross losses on sales of available-for-sale securities	134	51	26
Other-than-temporary impairments on available-for-sale securities	2	-	-

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$12	$30	$42
Amortization	(5)	(28)	(8)
Change due to unrealized investment gains (losses)	(1)	10	(4)

Balance, end of year	$6	$12	$30

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$2
2015	2
2016	1
2017	1
2018	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$405	$397	$499
Capitalization	38	40	47
Amortization	(10)	(24)	(124)
Change due to unrealized investment gains	34	(8)	(25)

Balance, end of year	$467	$405	$397

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$23	$24	$32
Capitalization	1	-	1
Amortization	2	(1)	(7)
Change due to unrealized investment gains	2	-	(2)

Balance, end of year	$28	$23	$24

Note 5 — Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $65 million, and $66 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable of $15 million and $14 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuities, variable life and other products issued by the Company. For the years ended December 31, 2013, 2012 and 2011, the Company was billed by JHD for underwriting commissions of $68 million, $67 million, and $75 million, respectively. The Company had amounts payable for services provided of $4 million and $4 million at December 31, 2013 and 2012, respectively.

The Company had receivables from JHIMS relating to distributions of $17 million and $16 million, which were included in accrued investment income at December 31, 2013 and 2012, respectively.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. The Company had $381 million and $333 million invested in this pool at December 31, 2013 and 2012, respectively.

The Company also has certain reinsurance agreements with affiliates. These are more fully described in the Reinsurance note.

Note 6 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)

Premiums earned

Direct	$67	$89	$110

Assumed	30	158	22

Ceded	(42)	(40)	(58)

Net	$55	$207	$74

Benefits to policyholders ceded	$224	$104	$95

Affiliated Reinsurance

The below table consists of the impact of the reinsurance agreements with its parents, JHUSA:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Amounts due from and held for affiliates	$404	$271
Reinsurance recoverable	21	27
Amounts due to affiliates	66	67
Coinsurance funds withheld	2,418	2,329

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$15
Benefits ceded	63	34	44

Amounts due from and held for affiliates	-	1
Reinsurance recoverable	36	52
Amounts due to affiliates	31	51
Other payables	1	8

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 100% of the mortality risk arising from no lapse guarantee benefits for single and survivorship joint Universal Life policies issued from 2002 to New York residents. The reinsurance agreement is written on a coinsurance funds withheld basis.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is $116 million, $123 million and $129 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

Non-Affiliated Reinsurance

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Balance Sheets.

At December 31, 2013, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2013, recoveries under these agreements totaled $182 million on $204 million of death claims. In 2012, recoveries under these agreements totaled $70 million on $92 million of death claims. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims.

Note 7 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance business. These agreements will reduce the impact of future interest rates changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$45	$3	$212	$32	$-
	Foreign currency swaps	-	-	-	-	-	-

Cash flow hedges	Interest rate swaps	298	12	17	311	78	3
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-

Total Derivatives in Hedge Accounting Relationships		$510	$57	$20	$523	$110	$3

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$8,175	$378	$325	$7,385	$544	$347
	Interest rate treasury locks	-	-	-	-	-	-
	Interest rate options	-	-	-	-	-	-
	Interest rate futures	252	-	-	284	-	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-
	Equity options	-	-	-	-	-	-
	Equity index futures	304	-	-	394	-	-
	Credit default swaps	-	-	-	-	-	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	163	-	-	348
	Embedded derivatives – participating pension contracts (1)	-	-	32	-	-	37
	Embedded derivatives – benefit guarantees (1)	-	49	13	-	75	108

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		8,731	427	533	8,063	619	840

Total Derivatives (2)		$9,241	$484	$553	$8,586	$729	$843

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$23	$(27)	$(4)
	Fixed-rate liabilities	(13)	13	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(14)	$(4)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$7	$(6)	$1
	Fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$7	$(6)	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(12)	$(2)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. During 2012 the Company completed a review of the investment strategy for the universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, new UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestment in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in the period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Statements of Operations, the Statements of Comprehensive Income (Loss) and the Statements of Changes in Shareholder’s Equity:

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$-	$-	$-
	Floating rate assets	(42)	7	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$(42)	$7	$-

Year ended December 31, 2012

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(2)	$4	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	- -	-	-

Total		$(2)	$4	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $2 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 7 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(152)	$(28)	$187
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	5	(5)	(14)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(90)	(81)	(23)
Credit default swaps	-	-	-
Embedded derivatives	258	(104)	(172)

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$21	$(218)	$(22)

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company had accepted collateral consisting of cash of $57 million and $158 million and various securities with a fair value of $94 million and $187 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$136	$104
Net amount at risk related to deposits	5	5
Average attained age of contract holders	50	49

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,519	$1,463
Net amount at risk — net of reinsurance	4	12
Average attained age of contract holders	67	66

Return of net deposits plus a minimum return
In the event of death
Account value	$-	$-
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	-	-
Guaranteed minimum return rate	0%	0%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,506	$2,493
Net amount at risk — net of reinsurance	28	67
Average attained age of contract holders	66	66

Guaranteed Minimum Income Benefit
Account value	$415	$421
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$3,031	$2,944
Net amount at risk	164	334
Average attained age of contract holders	66	65

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$2,012	$2,160
Balanced	1,708	1,379
Bond	478	535
Money Market	44	65

Total	$4,242	$4,139

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$28	$11	$118	$157
Incurred guarantee benefits	(1)	(1)	-	(2)
Other reserve changes	(1)	(3)	(100)	(104)

Balance at December 31, 2013	26	7	18	51
Reinsurance recoverable	(1)	(49)	-	(50)

Net balance at December 31, 2013	$25	$(42)	$18	$1

Balance at January 1, 2012	$28	$10	$106	$144
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	3	1	12	16

Balance at December 31, 2012	28	11	118	157
Reinsurance recoverable	(1)	(75)	-	(76)

Net balance at December 31, 2012	$27	$(64)	$118	$81

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services — Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$35	$70	$131

Deferred taxes:
Federal	81	(17)	(10)

Total income tax expense (benefit)	$116	$53	$121

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$125	$75	$123
Add (deduct):
Prior year taxes	1	(4)	2
Tax credits	(1)	(2)	(1)
Dividend received deduction	(7)	(7)	(6)
Change in tax reserves	(2)	(9)	3
Tax-exempt investment income	-	-	-
Foreign tax expense gross-up	1	1	-
Other	(1)	(1)	-

Total income tax expense (benefit)	$116	$53	$121

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$99	$202
Tax credits	7	10
Unearned revenue	23	7
Securities and other investments	23	-
Other	1	3

Total deferred tax assets	153	222

Deferred tax liabilities:
Unrealized investment gains on securities	4	192
Deferred policy acquisition costs	92	73
Deferred sales inducements	10	9
Securities and other investments	-	13
Intangibles	2	4
Premiums receivable	1	-
Other	7	-

Total deferred tax liabilities	116	291

Net deferred tax assets (liabilities)	$37	$(69)

At December 31, 2013 the Company had no operating loss carry forwards. At December 31, 2013, the Company had $7 million of tax credits, which consist of $1 million of alternative minimum tax credits and $6 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2016 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not that the Company will realize the full benefit of its deferred tax assets.

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $73 million, $152 million, and $69 million in 2013, 2012 and 2011, respectively. In 2013 the Company made income tax payments of $1 million to the Internal Revenue Service (“IRS”).

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$9	$18
Additions based on tax positions related to the current year	1	2
Payments	(2)	-
Reductions for tax positions of prior years	(3)	(11)

Balance, end of year	$5	$9

Included in the balances as of December 31, 2013 and 2012, respectively, are $5 million and $9 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued and penalties in income tax expense. For the years ended December 31, 2013 and 2012 the Company recognized approximately $2 million and $3 million of interest benefit, respectively. For the year ended December 31, 2011 the Company recognized approximately $1 million of interest expense. The Company had approximately $0 million and $1 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $230 million and $16 million, respectively, at December 31, 2013. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 53% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under an operating lease agreement, which will expire in March 2015. Rental expenses were $61 thousand, $48 thousand, and $63 thousand for each of the years ended December 31, 2013, 2012 and 2011, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2014	$56
2015	14
2016	-

Total minimum lease payments	$70

The Company does not have any sublease income related to its office space.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the NY State Department of Financial Services, the NY Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings - (continued)

plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$127	$-	$-	$127
Gross unrealized investment gains (net of deferred income tax expense of $212)	395			395
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $111)	(208)			(208)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)			(42)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $17)	(31)			(31)

Net unrealized investment gains	114			114
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)		97		97
Reclassification of net cash flow hedge losses to net income (net of deferred income tax benefit of $0)		-		-

Balance at December 31, 2011	$241	$97	$-	$338

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$241	$97	$-	$338
Gross unrealized investment gains (net of deferred income tax expense of $70)	132			132
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $55)	(102)			(102)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $3)	(6)			(6)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $0)	-			-

Net unrealized investment gains	24			24
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $1)		(2)		(2)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $2)		(4)		(4)

Balance at December 31, 2012	$265	$91	$-	$356

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$265	$91	$-	$356
Gross unrealized investment losses (net of deferred income tax benefit of $208)	(386)			(386)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $31)	57			57
Adjustment for policyholder liabilities (net of deferred income tax benefit of $1)	(2)			(2)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $17)	32			32

Net unrealized investment losses	(299)			(299)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $23)		(42)		(42)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $4)		(7)		(7)

Balance at December 31, 2013	$(34)	$42	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts
	Reclassified from
	AOCI (1)
	Year Ended	Affected Line Item in
	December 31,	Statement
	2013	of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$(88)	Other net realized investment and other gains (losses)
OTTI	-	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	(88)
Income tax (expense) benefit	31

Net realized gains (losses), net of income tax	$(57)

Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate swaps	$11	Other net realized investment and other gains (losses)
Foreign currency swaps	-	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	11
Income tax (expense) benefit	(4)

Net gains (losses) on cash flow hedges, net of income tax	$7

Total reclassifications for the year, net of income tax	$(50)

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$43	$552	$507
Equity securities	-	-	-
Other investments	2	-	-

Total	45	552	507

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(19)	(70)	(70)
Policyholder liabilities	(78)	(75)	(66)
Deferred income taxes	18	(142)	(130)

Total	(79)	(287)	(266)

Net unrealized investment gains (losses)	$(34)	$265	$241

Statutory Results

The Company is required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance department of its state of domicile, which is New York.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company met the minimum RBC requirements.

The Company’s statutory net income (loss) for the years ended December 31, 2013, 2012 and 2011 was $466 million, $69 million, and $(282) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2013 and 2012 was $1,284 million and $1,005 million, respectively.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Employee Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

Note 13 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial mortgage-backed securities, asset-backed securities, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, short-term investments, and cash and cash equivalents. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,740	$3,740	$-	$3,446	$294
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	73	73	-	73	-
U.S. Treasury and agency securities	1,637	1,637	-	1,637	-
Obligations of states and political subdivisions (5)	257	257	-	250	7
Debt securities issued by foreign governments	105	105	-	105	-

Total fixed maturity securities available-for-sale	5,871	5,871	-	5,560	311

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	281	281	-	274	7
Commercial mortgage-backed securities	25	25	-	25	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	12	12	-	12	-
U.S. Treasury and agency securities	5	5	-	5	-
Obligations of states and political subdivisions (5)	14	14	-	12	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	338	338	-	329	9

Equity securities available-for-sale	-	-	-	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	1	1	-	1	-
Other invested assets (2)	7	7	-	-	7
Derivative assets (1):
Interest rate swaps	435	435	-	435	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	49	49	-	-	49
Separate account assets	8,313	8,313	8,313	-	-

Total assets at fair value	$15,014	$15,014	$8,313	$6,325	$376

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$345	$345	$-	$345	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	163	163	-	163	-
Participating pension contracts	32	32	-	32	-
Benefit guarantees (6)	13	13	-	-	13
Separate account liabilities	8,313	8,313	8,313	-	-

Total liabilities at fair value	$8,866	$8,866	$8,313	$540	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,871	$3,871	$-	$3,547	$324
Commercial mortgage-backed securities	230	230	-	227	3
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	45	45	-	45	-
U.S. Treasury and agency securities	2,137	2,137	-	2,137	-
Obligations of states and political subdivisions (5)	287	287	-	271	16
Debt securities issued by foreign governments	59	59	-	59	-

Total fixed maturity securities available-for-sale	6,629	6,629	-	6,286	343

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	259	259	-	249	10
Commercial mortgage-backed securities	63	63	-	63	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	9	9	-	9	-
U.S. Treasury and agency securities	24	24	-	24	-
Obligations of states and political subdivisions (5)	16	16	-	14	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	372	372	-	360	12

Equity securities available-for-sale	1	1	1	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	38	38	-	38	-
Other invested assets (2)	-	-	-	-	-
Derivative assets (1):
Interest rate swaps	654	654	-	654	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	75	75	-	-	75
Separate account assets	7,687	7,687	7,687	-	-

Total assets at fair value	$15,456	$15,456	$7,688	$7,338	$430

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$350	$350	$-	$350	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	348	348	-	348	-
Participating pension contracts	37	37	-	37	-
Benefit guarantees (6)	108	108	-	-	108
Separate account liabilities	7,687	7,687	7,687	-	-

Total liabilities at fair value	$8,530	$8,530	$7,687	$735	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(2)	Other invested assets exclude equity method and cost accounted investments of $65 million and $5 million at December 31, 2013 and 2012, respectively.
(3)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(4)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(5)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$1,155	$1,233	$-	$-	$1,233
Policy loans	143	143	-	143	-
Cash and cash equivalents	59	59	59	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,357	$1,435	$59	$143	$1,233

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,291	2,317	-	151	2,166
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,291	$2,317	$-	$151	$2,166

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$977	$1,106	$-	$-	$1,106
Policy loans	138	138	-	138	-
Cash and cash equivalents	495	495	495	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,610	$1,739	$495	$138	$1,106

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,470	2,507	-	153	2,354
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,470	$2,507	$-	$153	$2,354

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Level 3 Assets and Liabilities

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$324	$(1)	$(29)	$57	$-	$-	$(2)	$57	$(112)	$294	$-
Commercial mortgage-backed securities	3	-	-	7	-	-	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	16	-	(1)	-	-	-	-	-	(8)	7	-

Total fixed maturity securities available-for-sale	343	(1)	(30)	64	-	-	(2)	57	(120)	311	-
Fixed maturity securities held-for-trading:
Corporate debt securities	10	(1)	-	2	-	-	-	-	(4)	7	(1)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	12	(1)	-	2	-	-	-	-	(4)	9	(1)
Other invested assets	-	-	2	5	-	-	-	-	-	7	-
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Net embedded derivatives (4)	(33)	69	-	-	-	-	-	-	-	36	69
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$322	$67	$(28)	$71	$-	$-	$(2)	$57	$(124)	$363	$68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$371	$1	$5	$106	$-	$(96)	$(6)	$6	$(63)	$324	$-
Commercial mortgage-backed securities	-	-	-	3	-	-	-	-	-	3	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	12	-	-	11	-	(7)	-	-	-	16	-

Total fixed maturity securities available-for-sale	383	1	5	120	-	(103)	(6)	6	(63)	343	-
Fixed maturity securities held-for-trading
Corporate debt securities	7	-	-	5	-	-	-	-	(2)	10	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	9	-	-	5	-	-	-	-	(2)	12	-
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	37	-	-	-	-	-	-	-	(37)	-	-
Net embedded derivatives (4)	(28)	(5)	-	-	-	-	-	-	-	(33)	(5)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$401	$(4)	$5	$125	$-	$(103)	$(6)	$6	$(102)	$322	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2011	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2011

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$255	$-	$19	$66	$-	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-	-	-	-	-	(10)	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	7	-	1	4	-	-	-	-	-	12	-

Total fixed maturity securities available-for-sale	272	-	20	70	-	-	(16)	41	(4)	383	-
Fixed maturity securities held-for-trading
Corporate debt securities	3	1	-	5	-	-	-	-	(2)	7	1
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	2	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	3	1	-	7	-	-	-	-	(2)	9	1
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	-	-	37	-	-	-	-	-	-	37	-
Net embedded derivatives (4)	10	(38)	-	-	-	-	-	-	-	(28)	(38)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$285	$(37)	$57	$77	$-	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	The earnings amount is included in benefits to policyholders on the Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers annuities and a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the operating segments.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$181	$127	$(2)	$306
Net investment income	185	148	207	540
Net realized investment and other gains (losses)	(200)	(154)	221	(133)
Inter-segment	-	-	-	-

Revenues	$166	$121	$426	$713

Net income (loss)	$(43)	$7	$277	$241

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$28	$169	$198
Carrying value of investments under the equity method	55	10	1	66
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(16)	28	1	13
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(24)	(10)	150	116
Segment assets	5,387	12,164	2,794	20,345

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$187	$283	$(1)	$469
Net investment income	167	204	216	587
Net realized investment and other gains (losses)	(73)	(18)	39	(52)
Inter-segment	-	-	-	-

Revenues	$281	$469	$254	$1,004

Net income (loss)	$(56)	$48	$168	$160

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$26	$156	$183
Carrying value of investments under the equity method	4	1	1	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	24	29	-	53
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(31)	(1)	85	53
Segment assets	5,553	11,989	2,559	20,101

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	161	235	201	597
Net realized investment and other gains (losses)	229	65	(5)	289
Inter-segment revenues	-	-	-	-

Revenues	$730	$444	$199	$1,373

Net income (loss)	$90	$14	$126	$230

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$-	$25	$150	$175
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	61	78	-	139
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	48	1	72	121

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2013

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of John Hancock Life Insurance Company (U.S.A) and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I

500 Index Trust B Series II

500 Index Trust B Series NAV

Active Bond Trust Series I

Active Bond Trust Series II

All Cap Core Trust Series I

All Cap Core Trust Series II

American Asset Allocation Trust Series I

American Asset Allocation Trust Series II

American Global Growth Trust Series II

American Global Growth Trust Series III

American Growth Income Trust Series I

American Growth Income Trust Series II

American Growth Income Trust Series III

American Growth Trust Series II

American Growth Trust Series III

American International Trust Series II

American International Trust Series III

American New World Trust Series II

American New World Trust Series III

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series II

Bond Trust Series I

Bond Trust Series II

Capital Appreciation Trust Series I

Capital Appreciation Trust Series II

Capital Appreciation Value Trust Series II

Core Bond Trust Series II

Core Strategy Trust Series II

Core Strategy Trust Series NAV

DWS Equity 500 Index

Equity-Income Trust Series I

Equity-Income Trust Series II

Financial Services Trust Series I

Financial Services Trust Series II

Founding Allocation Trust Series II

Fundamental All Cap Core Trust Series II

Fundamental Large Cap Value Trust Series I

Fundamental Large Cap Value Trust Series II

Fundamental Value Trust Series I

Fundamental Value Trust Series II

Global Bond Trust Series I

Global Bond Trust Series II

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series II

Lifestyle Aggressive Trust Series I

Lifestyle Aggressive Trust Series II

Lifestyle Balanced Trust Series I

Lifestyle Balanced Trust Series II

Lifestyle Balanced Trust PS Series - Series II

Lifestyle Conservative Trust Series I

Lifestyle Conservative Trust Series II

Lifestyle Conservative Trust PS Series - Series II

Lifestyle Growth Trust Series I

Lifestyle Growth Trust Series II

Lifestyle Growth Trust PS Series - Series II

Lifestyle Moderate Trust Series I

Lifestyle Moderate Trust Series II

Lifestyle Moderate Trust PS Series - Series II

Mid Cap Index Trust Series I

Mid Cap Index Trust Series II

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series II

Mid Value Trust Series I

Mid Value Trust Series II

Money Market Trust B Series NAV

Money Market Trust Series I

Money Market Trust Series II

Mutual Shares Trust Series I

Natural Resources Trust Series II

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series II

Real Return Bond Trust Series II

Science & Technology Trust Series I

Science & Technology Trust Series II

Short Term Government Income Trust Series I

Short Term Government Income Trust Series II

Small Cap Growth Trust Series I

Small Cap Growth Trust Series II

Small Cap Index Trust Series II

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series II

Small Cap Value Trust Series II

Small Company Value Trust Series I

Small Company Value Trust Series II

Report of Independent Registered Public Accounting Firm

Global Trust Series I

Global Trust Series II

Health Science Trust Series I

Health Science Trust Series II

High Yield Trust Series I

High Yield Trust Series II

International Core Trust Series I

International Core Trust Series II

International Equity Index Trust B Series I

International Equity Index Trust B Series II

International Equity Index Trust B Series NAV

International Growth Stock Trust Series II

International Small Company Series I

International Small Company Series II

International Value Trust Series I

International Value Trust Series II

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series II

Total Bond Market Trust B Series II

Total Bond Market Trust B Series NAV

Total Return Trust Series I

Total Return Trust Series II

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series II

US Equity Trust Series I

US Equity Trust Series II

Ultra Short Term Bond Trust Series II

Utilities Trust Series I

Utilities Trust Series II

Value Trust Series I

Value Trust Series II

as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity and financial highlights for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series - Series II, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Global Diversification Trust Series II, Smaller Company Growth Trust Series I, Smaller Company Growth Trust Series II and Ultra Short Term Bond Trust Series I sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2013, and the results of their and the closed sub-accounts’ operations, changes in contract owners’ equity and financial highlights for the periods indicated, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 27, 2014

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$2,744,358	$9,408,907	$8,479,742	$2,750,928	$33,316,236	$3,723,099

Net Assets
Contracts in accumulation	$2,744,358	$9,392,353	$8,479,742	$2,728,521	$33,316,236	$3,723,099
Contracts in payout (annuitization)	—	16,554	—	22,407	—	—

Total net assets	$2,744,358	$9,408,907	$8,479,742	$2,750,928	$33,316,236	$3,723,099

Units outstanding	167,136	573,328	531,405	152,980	1,908,619	159,757
Unit value	$16.42	$16.41	$15.96	$17.98	$17.46	$23.30

Shares	117,582	402,779	363,469	286,555	3,463,226	148,036
Cost	$2,153,169	$7,360,469	$6,336,810	$2,722,368	$33,179,280	$2,126,397

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$1,593,990	$7,795,755	$108,866,312	$17,366,627	$10,384	$119,449,927

Net Assets
Contracts in accumulation	$1,593,990	$7,775,922	$108,866,312	$17,352,293	$10,384	$119,375,571
Contracts in payout (annuitization)	—	19,833	—	14,334	—	74,356

Total net assets	$1,593,990	$7,795,755	$108,866,312	$17,366,627	$10,384	$119,449,927

Units outstanding	68,526	485,283	6,859,362	1,051,021	565	4,813,709
Unit value	$23.26	$16.06	$15.87	$16.52	$18.38	$24.81

Shares	63,506	512,205	7,152,846	1,109,689	664	5,339,737
Cost	$1,318,382	$4,767,036	$66,641,825	$12,022,070	$8,764	$66,874,912

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$457,698	$8,109,704	$111,884,255	$804,315	$64,849,568	$421,123

Net Assets
Contracts in accumulation	$457,698	$8,090,578	$111,873,422	$804,315	$64,827,884	$421,123
Contracts in payout (annuitization)	—	19,126	10,833	—	21,684	—

Total net assets	$457,698	$8,109,704	$111,884,255	$804,315	$64,849,568	$421,123

Units outstanding	26,493	322,854	4,841,419	44,992	2,511,095	28,856
Unit value	$17.28	$25.12	$23.11	$17.88	$25.83	$14.59

Shares	20,469	369,294	5,104,209	36,693	3,375,823	21,968
Cost	$314,958	$4,594,018	$69,726,496	$606,229	$44,917,349	$338,866

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$4,926,513	$16,550	$22,857,354	$17,249,150	$985,486	$82,016,750

Net Assets
Contracts in accumulation	$4,926,513	$16,550	$22,600,668	$17,249,150	$985,486	$82,016,750
Contracts in payout (annuitization)	—	—	256,686	—	—	—

Total net assets	$4,926,513	$16,550	$22,857,354	$17,249,150	$985,486	$82,016,750

Units outstanding	325,506	1,120	658,421	708,014	76,158	6,474,700
Unit value	$15.13	$14.78	$34.72	$24.36	$12.94	$12.67

Shares	331,083	1,114	667,758	508,225	74,097	6,162,040
Cost	$4,220,691	$15,021	$11,455,221	$9,741,186	$1,025,095	$85,195,441

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II
Total Assets
Investments at fair value	$11,931,864	$8,685,968	$23,451,451	$934,072	$396,929	$260,458,994

Net Assets
Contracts in accumulation	$11,912,005	$8,681,918	$23,451,451	$934,072	$396,929	$260,435,765
Contracts in payout (annuitization)	19,859	4,050	—	—	—	23,229

Total net assets	$11,931,864	$8,685,968	$23,451,451	$934,072	$396,929	$260,458,994

Units outstanding	794,745	383,202	1,323,658	57,258	29,036	15,129,111
Unit value	$15.01	$22.67	$17.72	$16.31	$13.67	$17.22

Shares	756,139	557,866	1,805,347	72,747	27,412	17,913,273
Cost	$7,092,098	$5,389,818	$18,862,831	$991,603	$392,144	$248,876,027

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Core Strategy Trust Series NAV	DWS Equity 500 Index (a)	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II
Total Assets
Investments at fair value	$652,279	$4,480,124	$28,483,606	$26,727,395	$573,684	$4,256,737

Net Assets
Contracts in accumulation	$652,279	$4,480,124	$28,443,590	$26,727,395	$573,684	$4,256,737
Contracts in payout (annuitization)	—	—	40,016	—	—	—

Total net assets	$652,279	$4,480,124	$28,483,606	$26,727,395	$573,684	$4,256,737

Units outstanding	34,818	155,876	669,975	1,223,347	32,142	229,202
Unit value	$18.73	$28.74	$42.51	$21.85	$17.85	$18.57

Shares	45,016	235,920	1,437,114	1,351,917	36,195	269,755
Cost	$544,746	$3,138,639	$21,867,706	$18,609,030	$420,007	$2,916,209

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Fundamental Value Trust Series I	Fundamental Value Trust Series II
Total Assets
Investments at fair value	$92,181,353	$8,326,894	$1,585,271	$7,488,231	$27,471,953	$31,084,519

Net Assets
Contracts in accumulation	$92,181,353	$8,326,894	$1,561,727	$7,488,231	$27,276,314	$31,063,870
Contracts in payout (annuitization)	—	—	23,544	—	195,639	20,649

Total net assets	$92,181,353	$8,326,894	$1,585,271	$7,488,231	$27,471,953	$31,084,519

Units outstanding	6,373,509	302,809	72,859	345,765	1,346,424	1,488,937
Unit value	$14.46	$27.50	$21.76	$21.66	$20.40	$20.88

Shares	7,052,896	404,611	99,452	466,556	1,358,653	1,540,363
Cost	$68,515,188	$5,971,055	$1,541,907	$6,714,276	$14,795,269	$18,575,480

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$2,084,581	$13,535,895	$8,954,928	$5,297,941	$3,483,511	$12,358,149

Net Assets
Contracts in accumulation	$2,084,581	$13,535,895	$8,948,761	$5,297,941	$3,483,511	$12,358,149
Contracts in payout (annuitization)	—	—	6,167	—	—	—

Total net assets	$2,084,581	$13,535,895	$8,954,928	$5,297,941	$3,483,511	$12,358,149

Units outstanding	62,510	668,291	237,658	245,432	81,037	278,331
Unit value	$33.35	$20.25	$37.68	$21.59	$42.99	$44.40

Shares	168,247	1,103,170	436,826	259,322	119,339	436,684
Cost	$2,066,326	$13,710,556	$6,338,926	$4,369,851	$2,274,281	$8,782,864

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II
Total Assets
Investments at fair value	$2,465,630	$10,148,976	$1,509,517	$1,389,078	$1,084,350	$3,757,117

Net Assets
Contracts in accumulation	$2,458,838	$10,148,964	$1,504,236	$1,389,078	$1,083,975	$3,757,117
Contracts in payout (annuitization)	6,792	12	5,281	—	375	—

Total net assets	$2,465,630	$10,148,976	$1,509,517	$1,389,078	$1,084,350	$3,757,117

Units outstanding	114,890	428,859	83,969	69,695	72,636	252,612
Unit value	$21.46	$23.67	$17.98	$19.93	$14.93	$14.87

Shares	404,202	1,634,295	129,018	117,718	63,264	218,946
Cost	$2,465,460	$10,199,703	$1,325,249	$1,154,130	$929,115	$3,228,131

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	International Equity Index Trust B Series NAV	International Growth Stock Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II
Total Assets
Investments at fair value	$2,517,959	$2,637,502	$2,317,917	$4,197,011	$6,204,005	$12,422,323

Net Assets
Contracts in accumulation	$2,517,959	$2,637,502	$2,317,415	$4,197,011	$6,191,175	$12,422,323
Contracts in payout (annuitization)	—	—	502	—	12,830	—

Total net assets	$2,517,959	$2,637,502	$2,317,917	$4,197,011	$6,204,005	$12,422,323

Units outstanding	211,044	173,680	129,301	237,336	280,858	515,947
Unit value	$11.93	$15.19	$17.93	$17.68	$22.09	$24.08

Shares	146,991	156,343	183,816	333,096	419,757	842,191
Cost	$2,335,605	$2,186,414	$1,753,638	$3,130,502	$5,432,546	$9,715,908

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$4,600,768	$20,372,288	$2,469,369	$29,175,878	$27,825,970	$831,974,709

Net Assets
Contracts in accumulation	$4,586,396	$20,372,288	$2,469,369	$29,175,878	$27,801,226	$831,813,337
Contracts in payout (annuitization)	14,372	—	—	—	24,744	161,372

Total net assets	$4,600,768	$20,372,288	$2,469,369	$29,175,878	$27,825,970	$831,974,709

Units outstanding	170,913	1,120,138	116,714	1,297,727	1,294,649	43,843,012
Unit value	$26.92	$18.19	$21.16	$22.48	$21.49	$18.98

Shares	403,223	1,783,913	226,340	2,681,607	2,032,576	61,039,964
Cost	$4,575,869	$20,604,259	$1,804,995	$21,271,943	$23,491,943	$698,908,540

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Balanced PS Series - Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series - Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$7,423,219	$7,761,250	$188,108,880	$4,188,700	$16,911,651	$1,025,005,819

Net Assets
Contracts in accumulation	$7,423,219	$7,744,373	$188,108,880	$4,188,700	$16,911,651	$1,024,836,706
Contracts in payout (annuitization)	—	16,877	—	—	—	169,113

Total net assets	$7,423,219	$7,761,250	$188,108,880	$4,188,700	$16,911,651	$1,025,005,819

Units outstanding	504,846	333,598	10,437,507	306,470	790,522	52,806,989
Unit value	$14.70	$23.27	$18.02	$13.67	$21.39	$19.41

Shares	530,988	616,951	15,036,681	317,566	1,188,450	72,234,378
Cost	$6,720,165	$7,634,595	$189,027,403	$4,032,620	$13,526,541	$834,811,219

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Lifestyle Growth PS Series - Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series - Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009

Net Assets
Contracts in accumulation	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$13,028,743	$9,425,106	$297,845,538	$7,173,780	$1,352,287	$12,210,009

Units outstanding	835,780	412,143	15,911,335	495,533	43,096	443,247
Unit value	$15.59	$22.87	$18.72	$14.48	$31.38	$27.55

Shares	896,679	688,969	21,868,248	517,962	61,975	561,122
Cost	$10,878,600	$8,027,590	$245,269,397	$6,653,553	$1,077,358	$9,530,765

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$9,061,214	$16,515,143	$3,383,850	$10,756,223	$4,997,235	$33,310,848

Net Assets
Contracts in accumulation	$9,060,113	$16,498,654	$3,355,251	$10,756,223	$4,983,216	$33,310,848
Contracts in payout (annuitization)	1,101	16,489	28,599	—	14,019	—

Total net assets	$9,061,214	$16,515,143	$3,383,850	$10,756,223	$4,997,235	$33,310,848

Units outstanding	361,101	552,065	137,166	443,846	317,024	2,774,743
Unit value	$25.09	$29.92	$24.67	$24.23	$15.76	$12.01

Shares	430,053	805,224	241,876	768,302	4,997,235	33,310,848
Cost	$6,086,096	$11,285,795	$2,186,462	$6,852,223	$4,997,235	$33,310,848

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,339,851	$8,669,362

Net Assets
Contracts in accumulation	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,337,471	$8,669,362
Contracts in payout (annuitization)	—	—	—	—	2,380	—

Total net assets	$2,422,708	$798,008	$7,667,102	$3,419,552	$2,339,851	$8,669,362

Units outstanding	203,313	48,560	280,319	178,354	62,439	305,925
Unit value	$11.92	$16.43	$27.35	$19.17	$37.47	$28.34

Shares	2,422,708	58,079	750,206	309,742	169,064	625,495
Cost	$2,422,708	$570,917	$8,243,298	$3,429,839	$1,775,258	$6,682,144

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short-Term Government Income Trust Series I	Short-Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$5,207,818	$6,841,624	$5,551,720	$4,459,054	$6,295,335	$20,859

Net Assets
Contracts in accumulation	$5,207,818	$6,835,183	$5,551,720	$4,459,054	$6,295,335	$20,859
Contracts in payout (annuitization)	—	6,441	—	—	—	—

Total net assets	$5,207,818	$6,841,624	$5,551,720	$4,459,054	$6,295,335	$20,859

Units outstanding	304,664	363,435	229,841	358,961	511,376	1,032
Unit value	$17.09	$18.82	$24.15	$12.42	$12.31	$20.22

Shares	447,407	276,653	229,032	356,724	503,224	1,627
Cost	$5,531,638	$3,617,512	$3,573,825	$4,600,837	$6,503,274	$17,427

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$3,828,433	$471,529	$9,773,218	$3,765,993	$7,718,835	$4,316,151

Net Assets
Contracts in accumulation	$3,809,708	$471,529	$9,763,820	$3,765,993	$7,718,835	$4,316,151
Contracts in payout (annuitization)	18,725	—	9,398	—	—	—

Total net assets	$3,828,433	$471,529	$9,773,218	$3,765,993	$7,718,835	$4,316,151

Units outstanding	146,506	18,557	373,364	114,830	243,350	167,018
Unit value	$26.13	$25.41	$26.18	$32.80	$31.72	$25.84

Shares	305,785	29,787	619,734	122,114	252,994	165,942
Cost	$3,192,488	$374,322	$8,315,817	$3,171,315	$5,557,739	$3,330,265

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$3,744,546	$11,736,274	$4,622,665	$8,609,219	$3,580,359	$1,166,714

Net Assets
Contracts in accumulation	$3,744,546	$11,736,274	$4,614,109	$8,609,188	$3,580,359	$1,166,714
Contracts in payout (annuitization)	—	—	8,556	31	—	—

Total net assets	$3,744,546	$11,736,274	$4,622,665	$8,609,219	$3,580,359	$1,166,714

Units outstanding	102,435	405,610	218,947	420,205	300,378	96,840
Unit value	$36.56	$28.93	$21.11	$20.49	$11.92	$12.05

Shares	148,240	469,639	350,733	651,720	354,491	115,631
Cost	$2,245,211	$7,123,951	$4,950,573	$9,073,814	$3,807,952	$1,243,222

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	US Equity Trust Series I
Total Assets
Investments at fair value	$10,259,386	$22,569,448	$545,031	$7,512,838	$13,852,689	$11,132,179

Net Assets
Contracts in accumulation	$10,237,144	$22,557,593	$545,031	$7,512,838	$13,852,689	$10,970,222
Contracts in payout (annuitization)	22,242	11,855	—	—	—	161,957

Total net assets	$10,259,386	$22,569,448	$545,031	$7,512,838	$13,852,689	$11,132,179

Units outstanding	450,018	1,180,794	30,914	328,968	1,167,126	681,585
Unit value	$22.80	$19.11	$17.63	$22.84	$11.87	$16.33

Shares	754,367	1,660,739	31,911	441,153	1,156,318	628,582
Cost	$10,668,853	$23,584,275	$389,175	$5,261,860	$13,942,732	$8,774,680

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2013

	US Equity Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$879,600	$1,711,743	$4,681,739	$4,981,360	$4,234,824

Net Assets
Contracts in accumulation	$879,600	$1,711,743	$4,681,739	$4,978,678	$4,234,824
Contracts in payout (annuitization)	—	—	—	2,682	—

Total net assets	$879,600	$1,711,743	$4,681,739	$4,981,360	$4,234,824

Units outstanding	54,910	63,371	115,014	117,494	150,092
Unit value	$16.02	$27.01	$40.71	$42.40	$28.21

Shares	49,639	110,864	305,596	191,960	163,696
Cost	$715,826	$1,328,892	$3,654,646	$3,179,109	$2,832,373

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I		500 Index Trust B Series II		500 Index Trust B Series NAV
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$43,847	$12,106	$137,709	$40,484	$143,794	$71,381
Expenses:
Mortality and expense risk and administrative charges	(37,420)	(5,207)	(147,257)	(23,495)	(118,593)	(99,071)

Net investment income (loss)	6,427	6,899	(9,548)	16,989	25,201	(27,690)

Realized gains (losses) on investments:
Capital gain distributions received	5,116	—	18,484	—	16,348	—
Net realized gain (loss)	43,011	90	456,386	448	171,157	(72,288)

Realized gains (losses)	48,127	90	474,870	448	187,505	(72,288)

Unrealized appreciation (depreciation) during the period	576,463	14,728	1,967,978	80,460	1,944,816	921,671

Net increase (decrease) in contract owners’ equity from operations	631,017	21,717	2,433,300	97,897	2,157,522	821,693

Changes from principal transactions:
Purchase payments	10,017	1,560	41,621	4,165	56,361	41,757
Transfers between sub-accounts and the company	260,184	2,080,277	(392,457)	9,422,495	(378,045)	1,528,258
Withdrawals	(246,580)	(11,932)	(1,763,248)	(394,721)	(1,107,275)	(485,722)
Annual contract fee	(1,452)	(450)	(34,727)	(5,418)	(45,283)	(37,133)

Net increase (decrease) in contract owners’ equity from principal transactions	22,169	2,069,455	(2,148,811)	9,026,521	(1,474,242)	1,047,160

Total increase (decrease) in contract owners’ equity	653,186	2,091,172	284,489	9,124,418	683,280	1,868,853
Contract owners’ equity at beginning of period	2,091,172	—	9,124,418	—	7,796,462	5,927,609

Contract owners’ equity at end of period	$2,744,358	$2,091,172	$9,408,907	$9,124,418	$8,479,742	$7,796,462

	2013	2012	2013	2012	2013	2012
Units, beginning of period	165,573	—	721,314	—	635,886	555,214
Units issued	18,796	167,809	63,703	778,769	10,523	141,101
Units redeemed	(17,233)	(2,236)	(211,689)	(57,455)	(115,004)	(60,429)

Units, end of period	167,136	165,573	573,328	721,314	531,405	635,886

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$157,826	$136,028	$1,858,202	$1,511,926	$44,071	$33,885
Expenses:
Mortality and expense risk and administrative charges	(46,576)	(52,796)	(559,988)	(643,307)	(50,414)	(44,351)

Net investment income (loss)	111,250	83,232	1,298,214	868,619	(6,343)	(10,466)

Realized gains (losses) on investments:
Capital gain distributions received	—	22,154	—	262,534	—	—
Net realized gain (loss)	40,668	53,347	806,586	453,833	164,751	88,505

Realized gains (losses)	40,668	75,501	806,586	716,367	164,751	88,505

Unrealized appreciation (depreciation) during the period	(195,373)	101,045	(2,638,841)	1,378,757	799,611	336,174

Net increase (decrease) in contract owners’ equity from operations	(43,455)	259,778	(534,041)	2,963,743	958,019	414,213

Changes from principal transactions:
Purchase payments	425	7,575	43,722	96,504	1,531	3,725
Transfers between sub-accounts and the company	(229,724)	201,291	3,487,970	1,286,923	(39,634)	(44,845)
Withdrawals	(288,153)	(587,824)	(7,822,114)	(6,122,908)	(246,237)	(179,549)
Annual contract fee	(1,426)	(1,796)	(114,284)	(141,324)	(2,213)	(2,414)

Net increase (decrease) in contract owners’ equity from principal transactions	(518,878)	(380,754)	(4,404,706)	(4,880,805)	(286,553)	(223,083)

Total increase (decrease) in contract owners’ equity	(562,333)	(120,976)	(4,938,747)	(1,917,062)	671,466	191,130
Contract owners’ equity at beginning of period	3,313,261	3,434,237	38,254,983	40,172,045	3,051,633	2,860,503

Contract owners’ equity at end of period	$2,750,928	$3,313,261	$33,316,236	$38,254,983	$3,723,099	$3,051,633

	2013	2012	2013	2012	2013	2012
Units, beginning of period	183,300	205,461	2,157,876	2,440,709	173,726	185,841
Units issued	5,727	13,329	274,704	183,486	1,867	3,946
Units redeemed	(36,047)	(35,490)	(523,961)	(466,319)	(15,836)	(16,061)

Units, end of period	152,980	183,300	1,908,619	2,157,876	159,757	173,726

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2013	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$16,577	$9,345	$18,440	$9,925	$46,454	$23,573
Expenses:
Mortality and expense risk and administrative charges	(21,184)	(15,828)	(21,322)	(20,072)	(64,482)	(63,172)

Net investment income (loss)	(4,607)	(6,483)	(2,882)	(10,147)	(18,028)	(39,599)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	740,663	48,424	2,252,443	148,602
Net realized gain (loss)	100,178	(4,925)	(286,931)	(6,687)	(897,081)	30,944

Realized gains (losses)	100,178	(4,925)	453,732	41,737	1,355,362	179,546

Unrealized appreciation (depreciation) during the period	244,850	146,751	(95,300)	78,072	(258,151)	201,168

Net increase (decrease) in contract owners’ equity from operations	340,421	135,343	355,550	109,662	1,079,183	341,115

Changes from principal transactions:
Purchase payments	888	7,306	22	1,024	25,237	12,506
Transfers between sub-accounts and the company	384,745	(3,343)	(1,451,554)	(130,773)	(4,325,986)	(269,587)
Withdrawals	(153,639)	(67,740)	(111,278)	(74,536)	(528,867)	(308,121)
Annual contract fee	(6,147)	(5,414)	(733)	(808)	(12,798)	(13,541)

Net increase (decrease) in contract owners’equity from principal transactions	225,847	(69,191)	(1,563,543)	(205,093)	(4,842,414)	(578,743)

Total increase (decrease) in contract owners’ equity	566,268	66,152	(1,207,993)	(95,431)	(3,763,231)	(237,628)
Contract owners’ equity at beginning of period	1,027,722	961,570	1,207,993	1,303,424	3,763,231	4,000,859

Contract owners’ equity at end of period	$1,593,990	$1,027,722	$—	$1,207,993	$—	$3,763,231

	2013	2012	2013	2012	2013	2012
Units, beginning of period	58,636	62,855	66,486	79,637	200,294	232,813
Units issued	50,781	2,048	6,822	2,147	42,256	3,180
Units redeemed	(40,891)	(6,267)	(73,308)	(15,298)	(242,550)	(35,699)

Units, end of period	68,526	58,636	—	66,486	—	200,294

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Global Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$78,570	$108,927	$947,759	$1,378,368	$120,553	$38,322
Expenses:
Mortality and expense risk and administrative charges	(109,434)	(104,402)	(1,595,197)	(1,522,215)	(233,069)	(176,497)

Net investment income (loss)	(30,864)	4,525	(647,438)	(143,847)	(112,516)	(138,175)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	399,530	294,320	2,518,834	153,805	454,284	(213,928)

Realized gains (losses)	399,530	294,320	2,518,834	153,805	454,284	(213,928)

Unrealized appreciation (depreciation) during the period	1,079,902	626,789	18,306,357	12,671,865	3,322,269	2,487,708

Net increase (decrease) in contract owners’ equity from operations	1,448,568	925,634	20,177,753	12,681,823	3,664,037	2,135,605

Changes from principal transactions:
Purchase payments	14,472	4,822	228,050	648,410	21,521	67,307
Transfers between sub-accounts and the company	7,493	96,065	(1,751,925)	(1,600,055)	2,894,801	(819,303)
Withdrawals	(794,064)	(732,967)	(8,488,557)	(7,645,505)	(896,568)	(649,817)
Annual contract fee	(4,247)	(4,810)	(618,061)	(639,652)	(84,008)	(65,696)

Net increase (decrease) in contract owners’ equity from principal transactions	(776,346)	(636,890)	(10,630,493)	(9,236,802)	1,935,746	(1,467,509)

Total increase (decrease) in contract owners’ equity	672,222	288,744	9,547,260	3,445,021	5,599,783	668,096
Contract owners’ equity at beginning of period	7,123,533	6,834,789	99,319,052	95,874,031	11,766,844	11,098,748

Contract owners’ equity at end of period	$7,795,755	$7,123,533	$108,866,312	$99,319,052	$17,366,627	$11,766,844

	2013	2012	2013	2012	2013	2012
Units, beginning of period	538,883	590,511	7,591,825	8,338,609	901,891	1,022,128
Units issued	11,327	18,325	112,502	67,187	373,017	31,897
Units redeemed	(64,927)	(69,953)	(844,965)	(813,971)	(223,887)	(152,134)

Units, end of period	485,283	538,883	6,859,362	7,591,825	1,051,021	901,891

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2013 (b)	2013 (e)	2012	2013 (e)	2012
Income:
Dividend distributions received	$119	$6,834	$29,327	$29	$146
Expenses:
Mortality and expense risk and administrative charges	(55)	(21,332)	(62,988)	(35)	(104)

Net investment income (loss)	64	(14,498)	(33,661)	(6)	42

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	106	1,073,963	(61,673)	2,843	212

Realized gains (losses)	106	1,073,963	(61,673)	2,843	212

Unrealized appreciation (depreciation) during the period	1,620	(654,698)	705,878	(1,683)	1,718

Net increase (decrease) in contract owners’ equity from operations	1,790	404,767	610,544	1,154	1,972

Changes from principal transactions:
Purchase payments	—	2,067	8,391	—	—
Transfers between sub-accounts and the company	8,721	(4,482,781)	(187,637)	(13,265)	(693)
Withdrawals	(46)	(72,750)	(261,832)	(42)	(596)
Annual contract fee	(81)	(2,743)	(23,419)	(1)	(101)

Net increase (decrease) in contract owners’ equity from principal transactions	8,594	(4,556,207)	(464,497)	(13,308)	(1,390)

Total increase (decrease) in contract owners’ equity	10,384	(4,151,440)	146,047	(12,154)	582
Contract owners’ equity at beginning of period	—	4,151,440	4,005,393	12,154	11,572

Contract owners’ equity at end of period	$10,384	$—	$4,151,440	$—	$12,154

	2013	2013	2012	2013	2012
Units, beginning of period	—	388,197	434,732	1,035	1,154
Units issued	620	19,863	18,937	—	65
Units redeemed	(55)	(408,060)	(65,472)	(1,035)	(184)

Units, end of period	565	—	388,197	—	1,035

(b)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$438,889	$303,298	$3,697	$2,856	$73,096	$89,689
Expenses:
Mortality and expense risk and administrative charges	(1,857,730)	(1,887,650)	(4,087)	(3,726)	(116,129)	(105,869)

Net investment income (loss)	(1,418,841)	(1,584,352)	(390)	(870)	(43,033)	(16,180)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(446,623)	(7,818,502)	14,637	14,043	596,949	479,766

Realized gains (losses)	(446,623)	(7,818,502)	14,637	14,043	596,949	479,766

Unrealized appreciation (depreciation) during the period	30,514,419	26,899,722	93,337	45,909	1,514,033	525,376

Net increase (decrease) in contract owners’ equity from operations	28,648,955	17,496,868	107,584	59,082	2,067,949	988,962

Changes from principal transactions:
Purchase payments	148,887	485,817	180	1,937	4,355	17,272
Transfers between sub-accounts and the company	(9,911,576)	(5,598,543)	(28,828)	(7,878)	(117,829)	264,369
Withdrawals	(15,375,655)	(12,583,534)	(5,843)	(5,968)	(1,037,749)	(759,431)
Annual contract fee	(462,288)	(505,400)	(3,687)	(3,712)	(4,998)	(5,224)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,600,632)	(18,201,660)	(38,178)	(15,621)	(1,156,221)	(483,014)

Total increase (decrease) in contract owners’ equity	3,048,323	(704,792)	69,406	43,461	911,728	505,948
Contract owners’ equity at beginning of period	116,401,604	117,106,396	388,292	344,831	7,197,976	6,692,028

Contract owners’ equity at end of period	$119,449,927	$116,401,604	$457,698	$388,292	$8,109,704	$7,197,976

	2013	2012	2013	2012	2013	2012
Units, beginning of period	5,925,717	6,865,890	28,956	30,029	375,557	404,268
Units issued	435,629	213,494	157	3,462	4,640	47,619
Units redeemed	(1,547,637)	(1,153,667)	(2,620)	(4,535)	(57,343)	(76,330)

Units, end of period	4,813,709	5,925,717	26,493	28,956	322,854	375,557

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2013	2012	2013	2012	2013 (e)	2012
Income:
Dividend distributions received	$891,589	$1,217,229	$9,878	$10,899	$1,709	$359,065
Expenses:
Mortality and expense risk and administrative charges	(1,776,923)	(1,704,927)	(7,210)	(2,227)	(28,451)	(85,780)

Net investment income (loss)	(885,334)	(487,698)	2,668	8,672	(26,742)	273,285

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	136,934	—
Net realized gain (loss)	(1,014,569)	(3,897,652)	19,645	11,527	166,750	67,541

Realized gains (losses)	(1,014,569)	(3,897,652)	19,645	11,527	303,684	67,541

Unrealized appreciation (depreciation) during the period	31,996,270	19,510,268	187,899	14,890	(140,275)	242,522

Net increase (decrease) in contract owners’ equity from operations	30,096,367	15,124,918	210,212	35,089	136,667	583,348

Changes from principal transactions:
Purchase payments	139,277	401,583	540	623	4,864	7,300
Transfers between sub-accounts and the company	(12,643,135)	2,800,959	(77,948)	512,631	(5,844,872)	438,466
Withdrawals	(15,456,941)	(12,028,143)	(14,044)	(1,536)	(84,834)	(449,489)
Annual contract fee	(459,317)	(473,615)	(5,517)	(1,428)	(2,552)	(17,971)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,420,116)	(9,299,216)	(96,969)	510,290	(5,927,394)	(21,694)

Total increase (decrease) in contract owners’ equity	1,676,251	5,825,702	113,243	545,379	(5,790,727)	561,654
Contract owners’ equity at beginning of period	110,208,004	104,382,302	691,072	145,693	5,790,727	5,229,073

Contract owners’ equity at end of period	$111,884,255	$110,208,004	$804,315	$691,072	$—	$5,790,727

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,197,486	6,771,046	51,116	12,491	381,105	383,113
Units issued	415,089	423,287	181	48,673	5,830	44,012
Units redeemed	(1,771,156)	(996,847)	(6,305)	(10,048)	(386,935)	(46,020)

Units, end of period	4,841,419	6,197,486	44,992	51,116	—	381,105

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2013 (e)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$525	$18,524	$499,397	$605,867	$5,128	$5,124
Expenses:
Mortality and expense risk and administrative charges	(825)	(2,577)	(1,023,874)	(1,058,870)	(3,805)	(3,452)

Net investment income (loss)	(300)	15,947	(524,477)	(453,003)	1,323	1,672

Realized gains (losses) on investments:
Capital gain distributions received	6,744	—	—	—	—	—
Net realized gain (loss)	6,966	1,428	(1,340,556)	(9,845,596)	5,529	1,943

Realized gains (losses)	13,710	1,428	(1,340,556)	(9,845,596)	5,529	1,943

Unrealized appreciation (depreciation) during the period	(5,867)	15,033	13,221,240	20,072,639	67,523	52,318

Net increase (decrease) in contract owners’ equity from operations	7,543	32,408	11,356,207	9,774,040	74,375	55,933

Changes from principal transactions:
Purchase payments	900	1,800	85,389	213,135	360	3,874
Transfers between sub-accounts and the company	(278,788)	(22,458)	(3,661,735)	(3,199,589)	(11,177)	(3,407)
Withdrawals	(1,246)	(3,790)	(8,188,547)	(7,032,122)	(6,806)	(4,480)
Annual contract fee	(1,041)	(2,683)	(265,278)	(291,787)	(3,224)	(3,248)

Net increase (decrease) in contract owners’ equity from principal transactions	(280,175)	(27,131)	(12,030,171)	(10,310,363)	(20,847)	(7,261)

Total increase (decrease) in contract owners’ equity	(272,632)	5,277	(673,964)	(536,323)	53,528	48,672
Contract owners’ equity at beginning of period	272,632	267,355	65,523,532	66,059,855	367,595	318,923

Contract owners’ equity at end of period	$—	$272,632	$64,849,568	$65,523,532	$421,123	$367,595

	2013	2012	2013	2012	2013	2012
Units, beginning of period	15,714	17,333	2,992,368	3,466,530	30,329	30,738
Units issued	561	483	305,928	141,001	703	4,214
Units redeemed	(16,275)	(2,102)	(787,201)	(615,163)	(2,176)	(4,623)

Units, end of period	—	15,714	2,511,095	2,992,368	28,856	30,329

(e)	Terminated as an investment option on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$39,091	$23,598	$202	$137	$53,564	$16,883
Expenses:
Mortality and expense risk and administrative charges	(80,866)	(82,895)	(158)	(208)	(289,786)	(279,924)

Net investment income (loss)	(41,775)	(59,297)	44	(71)	(236,222)	(263,041)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	252,379	20,308	36	(641)	1,067,961	1,172,219

Realized gains (losses)	252,379	20,308	36	(641)	1,067,961	1,172,219

Unrealized appreciation (depreciation) during the period	267,253	798,126	1,469	3,789	5,836,166	2,009,953

Net increase (decrease) in contract owners’ equity from operations	477,857	759,137	1,549	3,077	6,667,905	2,919,131

Changes from principal transactions:
Purchase payments	37,624	105,514	—	—	28,341	68,373
Transfers between sub-accounts and the company	(645,478)	(112,210)	—	(9,294)	240,709	(940,460)
Withdrawals	(527,877)	(384,561)	(524)	—	(1,930,859)	(2,488,601)
Annual contract fee	(19,584)	(19,735)	—	—	(11,686)	(13,493)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,155,315)	(410,992)	(524)	(9,294)	(1,673,495)	(3,374,181)

Total increase (decrease) in contract owners’ equity	(677,458)	348,145	1,025	(6,217)	4,994,410	(455,050)
Contract owners’ equity at beginning of period	5,603,971	5,255,826	15,525	21,742	17,862,944	18,317,994

Contract owners’ equity at end of period	$4,926,513	$5,603,971	$16,550	$15,525	$22,857,354	$17,862,944

	2013	2012	2013	2012	2013	2012
Units, beginning of period	404,122	437,178	1,158	1,884	724,527	913,838
Units issued	64,292	57,041	—	—	19,042	19,554
Units redeemed	(142,908)	(90,097)	(38)	(726)	(85,148)	(208,865)

Units, end of period	325,506	404,122	1,120	1,158	658,421	724,527

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond PS Series - Series II		Bond Trust Series I
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$17,434	$—	$—	$739	$27,989	$26,224
Expenses:
Mortality and expense risk and administrative charges	(252,384)	(256,344)	(70)	(964)	(9,014)	(8,782)

Net investment income (loss)	(234,950)	(256,344)	(70)	(225)	18,975	17,442

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	7,193	6,372
Net realized gain (loss)	1,766,779	779,798	187	(3,195)	281	1,164

Realized gains (losses)	1,766,779	779,798	187	(3,195)	7,474	7,536

Unrealized appreciation (depreciation) during the period	3,813,841	1,974,965	78	1,201	(47,951)	22,060

Net increase (decrease) in contract owners’ equity from operations	5,345,670	2,498,419	195	(2,219)	(21,502)	47,038

Changes from principal transactions:
Purchase payments	51,267	63,895	—	—	900	10,735
Transfers between sub-accounts and the company	(1,060,838)	389,319	(6,624)	(108,679)	93,354	70,588
Withdrawals	(2,971,768)	(2,456,318)	(210)	(411)	(15,929)	(10,874)
Annual contract fee	(48,142)	(52,816)	—	(645)	(7,484)	(8,117)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,029,481)	(2,055,920)	(6,834)	(109,735)	70,841	62,332

Total increase (decrease) in contract owners’ equity	1,316,189	442,499	(6,639)	(111,954)	49,339	109,370
Contract owners’ equity at beginning of period	15,932,961	15,490,462	6,639	118,593	936,147	826,777

Contract owners’ equity at end of period	$17,249,150	$15,932,961	$—	$6,639	$985,486	$936,147

	2013	2012	2013	2012	2013	2012
Units, beginning of period	903,212	1,018,057	501	9,353	70,677	65,741
Units issued	88,411	114,583	7,965	98,063	8,502	10,901
Units redeemed	(283,609)	(229,428)	(8,466)	(106,915)	(3,021)	(5,965)

Units, end of period	708,014	903,212	—	501	76,158	70,677

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$2,169,144	$2,079,020	$26,252	$16,106	$17,751	$5,235
Expenses:
Mortality and expense risk and administrative charges	(1,246,813)	(1,309,483)	(160,023)	(157,012)	(132,693)	(139,781)

Net investment income (loss)	922,331	769,537	(133,771)	(140,906)	(114,942)	(134,546)

Realized gains (losses) on investments:
Capital gain distributions received	601,401	553,899	—	—	—	—
Net realized gain (loss)	(33,633)	168,369	600,911	458,710	972,179	419,101

Realized gains (losses)	567,768	722,268	600,911	458,710	972,179	419,101

Unrealized appreciation (depreciation) during the period	(4,021,849)	2,116,119	2,848,539	1,089,195	1,674,179	847,389

Net increase (decrease) in contract owners’ equity from operations	(2,531,750)	3,607,924	3,315,679	1,406,999	2,531,416	1,131,944

Changes from principal transactions:
Purchase payments	126,900	308,814	34,481	26,586	78,765	61,837
Transfers between sub-accounts and the company	11,280,005	3,085,383	(225,558)	(265,473)	(687,998)	(193,811)
Withdrawals	(7,945,164)	(7,481,262)	(1,174,790)	(1,394,107)	(1,432,935)	(1,009,733)
Annual contract fee	(368,332)	(409,634)	(7,797)	(8,947)	(29,990)	(30,231)

Net increase (decrease) in contract owners’ equity from principal transactions	3,093,409	(4,496,699)	(1,373,664)	(1,641,941)	(2,072,158)	(1,171,938)

Total increase (decrease) in contract owners’ equity	561,659	(888,775)	1,942,015	(234,942)	459,258	(39,994)
Contract owners’ equity at beginning of period	81,455,091	82,343,866	9,989,849	10,224,791	8,226,710	8,266,704

Contract owners’ equity at end of period	$82,016,750	$81,455,091	$11,931,864	$9,989,849	$8,685,968	$8,226,710

	2013	2012	2013	2012	2013	2012
Units, beginning of period	6,208,990	6,556,104	900,954	1,056,091	488,449	558,427
Units issued	1,550,760	657,045	13,303	29,207	78,932	81,327
Units redeemed	(1,285,050)	(1,004,159)	(119,512)	(184,344)	(184,179)	(151,305)

Units, end of period	6,474,700	6,208,990	794,745	900,954	383,202	488,449

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$232,690	$262,140	$260,875	$101,244	$18,349	$28,996
Expenses:
Mortality and expense risk and administrative charges	(355,300)	(338,824)	(129,200)	(128,555)	(16,715)	(18,217)

Net investment income (loss)	(122,610)	(76,684)	131,675	(27,311)	1,634	10,779

Realized gains (losses) on investments:
Capital gain distributions received	1,906,706	2,029,289	2,977,291	522,839	36,545	28,403
Net realized gain (loss)	701,624	626,010	(284,222)	199,871	4,627	10,993

Realized gains (losses)	2,608,330	2,655,299	2,693,069	722,710	41,172	39,396

Unrealized appreciation (depreciation) during the period	1,576,347	(62,639)	(1,258,650)	277,917	(86,447)	(940)

Net increase (decrease) in contract owners’ equity from operations	4,062,067	2,515,976	1,566,094	973,316	(43,641)	49,235

Changes from principal transactions:
Purchase payments	70,531	99,053	14,626	56,231	83	—
Transfers between sub-accounts and the company	(389,379)	(316,339)	(9,959,005)	(440,842)	(120,286)	259,122
Withdrawals	(1,384,411)	(1,475,535)	(383,684)	(279,994)	(135,221)	(78,267)
Annual contract fee	(142,783)	(141,014)	(58,071)	(61,716)	(2,086)	(2,351)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,846,042)	(1,833,835)	(10,386,134)	(726,321)	(257,510)	178,504

Total increase (decrease) in contract owners’ equity	2,216,025	682,141	(8,820,040)	246,995	(301,151)	227,739
Contract owners’ equity at beginning of period	21,235,426	20,553,285	8,820,040	8,573,045	1,235,223	1,007,484

Contract owners’ equity at end of period	$23,451,451	$21,235,426	$—	$8,820,040	$934,072	$1,235,223

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,437,512	1,567,890	701,318	761,664	72,677	62,059
Units issued	24,075	9,113	1,107	6,636	2,870	18,250
Units redeemed	(137,929)	(139,491)	(702,425)	(66,982)	(18,289)	(7,632)

Units, end of period	1,323,658	1,437,512	—	701,318	57,258	72,677

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series II
	2013 (d)	2012	2013 (d)	2012	2013 (d)	2012
Income:
Dividend distributions received	$460,401	$425,794	$2,306	$2,133	$413,639	$1,588,999
Expenses:
Mortality and expense risk and administrative charges	(357,309)	(328,469)	(837)	(408)	(303,953)	(290,818)

Net investment income (loss)	103,092	97,325	1,469	1,725	109,686	1,298,181

Realized gains (losses) on investments:
Capital gain distributions received	4,664,568	223,999	19,009	568	2,276,763	242,877
Net realized gain (loss)	134,856	357,334	(4,661)	70	(228,993)	132,036

Realized gains (losses)	4,799,424	581,333	14,348	638	2,047,770	374,913

Unrealized appreciation (depreciation) during the period	(1,870,152)	1,378,930	(2,171)	2,886	244,281	510,619

Net increase (decrease) in contract owners’ equity from operations	3,032,364	2,057,588	13,646	5,249	2,401,737	2,183,713

Changes from principal transactions:
Purchase payments	237,904	111,550	—	26,662	72,776	78,229
Transfers between sub-accounts and the company	(26,403,157)	2,509,286	(117,653)	44,028	(22,675,112)	(369,081)
Withdrawals	(1,439,482)	(1,857,370)	—	—	(882,977)	(1,363,517)
Annual contract fee	(188,603)	(187,808)	(1,054)	(1,258)	(153,396)	(159,882)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,793,338)	575,658	(118,707)	69,432	(23,638,709)	(1,814,251)

Total increase (decrease) in contract owners’ equity	(24,760,974)	2,633,246	(105,061)	74,681	(21,236,972)	369,462
Contract owners’ equity at beginning of period	24,760,974	22,127,728	105,061	30,380	21,236,972	20,867,510

Contract owners’ equity at end of period	$—	$24,760,974	$—	$105,061	$—	$21,236,972

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,438,099	1,403,537	6,013	1,917	1,238,603	1,354,788
Units issued	231,347	235,513	3	4,130	161,119	123,489
Units redeemed	(1,669,446)	(200,951)	(6,016)	(34)	(1,399,722)	(239,674)

Units, end of period	—	1,438,099	—	6,013	—	1,238,603

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series III		Core Strategy Trust Series I	Core Strategy Trust Series II
	2013 (d)	2012	2013 (b)	2013	2012
Income:
Dividend distributions received	$5,534	$18,202	$2,278	$971,512	$1,380,005
Expenses:
Mortality and expense risk and administrative charges	(2,028)	(1,649)	(235)	(1,063,541)	(833,724)

Net investment income (loss)	3,506	16,553	2,043	(92,029)	546,281

Realized gains (losses) on investments:
Capital gain distributions received	25,235	2,127	—	6,108,264	—
Net realized gain (loss)	(3,084)	1,721	(4)	2,363,198	(228,587)

Realized gains (losses)	22,151	3,848	(4)	8,471,462	(228,587)

Unrealized appreciation (depreciation) during the period	1,796	(246)	4,786	4,332,673	5,191,225

Net increase (decrease) in contract owners’ equity from operations	27,453	20,155	6,825	12,712,106	5,508,919

Changes from principal transactions:
Purchase payments	—	1,250	—	239,708	724,225
Transfers between sub-accounts and the company	(242,236)	56,188	390,652	201,541,764	(522,742)
Withdrawals	(16,373)	(7,617)	(548)	(9,219,479)	(3,815,820)
Annual contract fee	(2,341)	(1,736)	—	(419,985)	(326,133)

Net increase (decrease) in contract owners’ equity from principal transactions	(260,950)	48,085	390,104	192,142,008	(3,940,470)

Total increase (decrease) in contract owners’ equity	(233,497)	68,240	396,929	204,854,114	1,568,449
Contract owners’ equity at beginning of period	233,497	165,257	—	55,604,880	54,036,431

Contract owners’ equity at end of period	$—	$233,497	$396,929	$260,458,994	$55,604,880

	2013	2012	2013	2013	2012
Units, beginning of period	13,501	10,740	—	3,777,009	4,060,704
Units issued	1,591	3,946	29,077	12,612,110	201,183
Units redeemed	(15,092)	(1,185)	(41)	(1,260,008)	(484,878)

Units, end of period	—	13,501	29,036	15,129,111	3,777,009

(b)	Reflects the period from commencement of operations on April 29, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II		DWS Equity 500 Index (a)
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$4,071	$18,476	$296,728	$178,786	$70,290	$57,681
Expenses:
Mortality and expense risk and administrative charges	(8,196)	(7,662)	(115,186)	(118,808)	(73,649)	(68,148)

Net investment income (loss)	(4,125)	10,814	181,542	59,978	(3,359)	(10,467)

Realized gains (losses) on investments:
Capital gain distributions received	63,667	—	3,718,860	109,911	106,355	—
Net realized gain (loss)	21,867	1,203	(722,546)	256,295	304,209	31,666

Realized gains (losses)	85,534	1,203	2,996,314	366,206	410,564	31,666

Unrealized appreciation (depreciation) during the period	22,359	40,986	(2,101,723)	466,689	777,859	508,770

Net increase (decrease) in contract owners’ equity from operations	103,768	53,003	1,076,133	892,873	1,185,064	529,969

Changes from principal transactions:
Purchase payments	—	—	26,849	51,596	37,358	14,202
Transfers between sub-accounts and the company	—	203,940	(9,130,559)	(253,511)	(214,510)	67,851
Withdrawals	(131,841)	—	(270,273)	(678,119)	(915,343)	(187,247)
Annual contract fee	—	—	(50,138)	(55,057)	(24,945)	(25,313)

Net increase (decrease) in contract owners’ equity from principal transactions	(131,841)	203,940	(9,424,121)	(935,091)	(1,117,440)	(130,507)

Total increase (decrease) in contract owners’ equity	(28,073)	256,943	(8,347,988)	(42,218)	67,624	399,462
Contract owners’ equity at beginning of period	680,352	423,409	8,347,988	8,390,206	4,412,500	4,013,038

Contract owners’ equity at end of period	$652,279	$680,352	$—	$8,347,988	$4,480,124	$4,412,500

	2013	2012	2013	2012	2013	2012
Units, beginning of period	43,257	26,942	611,903	683,087	198,518	204,725
Units issued	—	16,315	3,900	6,899	1,839	6,951
Units redeemed	(8,439)	—	(615,803)	(78,083)	(44,481)	(13,158)

Units, end of period	34,818	43,257	—	611,903	155,876	198,518

(a)	Sub-account which invests in non-affiliated Trust.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series II		Financial Services Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$510,964	$504,842	$431,931	$467,275	$3,416	$3,555
Expenses:
Mortality and expense risk and administrative charges	(393,046)	(369,124)	(408,695)	(397,707)	(9,093)	(7,796)

Net investment income (loss)	117,918	135,718	23,236	69,568	(5,677)	(4,241)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	5,714	—
Net realized gain (loss)	355,364	(76,449)	697,591	(663,734)	62,330	14,806

Realized gains (losses)	355,364	(76,449)	697,591	(663,734)	68,044	14,806

Unrealized appreciation (depreciation) during the period	6,169,150	3,612,392	5,689,314	4,203,872	76,115	62,242

Net increase (decrease) in contract owners’ equity from operations	6,642,432	3,671,661	6,410,141	3,609,706	138,482	72,807

Changes from principal transactions:
Purchase payments	26,444	25,503	158,988	234,359	324	324
Transfers between sub-accounts and the company	(250,224)	(851,276)	(1,375,172)	(314,952)	18,963	(64,000)
Withdrawals	(2,619,778)	(2,953,144)	(3,490,966)	(2,761,331)	(41,564)	(62,424)
Annual contract fee	(15,006)	(16,371)	(75,030)	(77,879)	(521)	(665)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,858,564)	(3,795,288)	(4,782,180)	(2,919,803)	(22,798)	(126,765)

Total increase (decrease) in contract owners’ equity	3,783,868	(123,627)	1,627,961	689,903	115,684	(53,958)
Contract owners’ equity at beginning of period	24,699,738	24,823,365	25,099,434	24,409,531	458,000	511,958

Contract owners’ equity at end of period	$28,483,606	$24,699,738	$26,727,395	$25,099,434	$573,684	$458,000

	2013	2012	2013	2012	2013	2012
Units, beginning of period	746,662	881,322	1,461,561	1,637,805	33,103	42,924
Units issued	11,906	15,843	124,091	80,727	11,460	616
Units redeemed	(88,593)	(150,503)	(362,305)	(256,971)	(12,421)	(10,437)

Units, end of period	669,975	746,662	1,223,347	1,461,561	32,142	33,103

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series II		Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$17,847	$23,584	$1,914,546	$2,297,022	$59,538	$41,021
Expenses:
Mortality and expense risk and administrative charges	(67,260)	(60,593)	(1,365,800)	(1,288,716)	(127,947)	(111,173)

Net investment income (loss)	(49,413)	(37,009)	548,746	1,008,306	(68,409)	(70,152)

Realized gains (losses) on investments:
Capital gain distributions received	42,027	—	—	—	—	—
Net realized gain (loss)	293,911	15,464	653,524	(1,562,965)	67,397	(190,993)

Realized gains (losses)	335,938	15,464	653,524	(1,562,965)	67,397	(190,993)

Unrealized appreciation (depreciation) during the period	757,728	576,686	16,578,031	11,495,579	2,330,586	1,619,212

Net increase (decrease) in contract owners’ equity from operations	1,044,253	555,141	17,780,301	10,940,920	2,329,574	1,358,067

Changes from principal transactions:
Purchase payments	12,402	9,720	175,823	346,531	30,264	21,949
Transfers between sub-accounts and the company	(76,468)	134,574	(1,854,935)	(3,032,148)	(406,161)	(8,369)
Withdrawals	(484,784)	(561,039)	(6,311,126)	(6,037,745)	(1,008,477)	(379,755)
Annual contract fee	(9,768)	(9,825)	(505,683)	(530,466)	(36,969)	(37,638)

Net increase (decrease) in contract owners’ equity from principal transactions	(558,618)	(426,570)	(8,495,921)	(9,253,828)	(1,421,343)	(403,813)

Total increase (decrease) in contract owners’ equity	485,635	128,571	9,284,380	1,687,092	908,231	954,254
Contract owners’ equity at beginning of period	3,771,102	3,642,531	82,896,973	81,209,881	7,418,663	6,464,409

Contract owners’ equity at end of period	$4,256,737	$3,771,102	$92,181,353	$82,896,973	$8,326,894	$7,418,663

	2013	2012	2013	2012	2013	2012
Units, beginning of period	260,672	293,018	7,018,026	7,856,654	359,881	380,583
Units issued	67,857	29,731	61,173	77,175	11,904	15,127
Units redeemed	(99,327)	(62,077)	(705,690)	(915,803)	(68,976)	(35,829)

Units, end of period	229,202	260,672	6,373,509	7,018,026	302,809	359,881

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series II		Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II
	2013 (d)	2012	2013 (c)	2013	2012
Income:
Dividend distributions received	$1,120,208	$1,133,488	$—	$26,863	$24,783
Expenses:
Mortality and expense risk and administrative charges	(1,026,691)	(1,114,331)	(1,674)	(46,514)	(34,895)

Net investment income (loss)	93,517	19,157	(1,674)	(19,651)	(10,112)

Realized gains (losses) on investments:
Capital gain distributions received	23,380,584	—	—	—	—
Net realized gain (loss)	1,724,612	211,357	(221)	30,028	(82,501)

Realized gains (losses)	25,105,196	211,357	(221)	30,028	(82,501)

Unrealized appreciation (depreciation) during the period	(16,925,919)	7,359,029	43,364	808,302	547,880

Net increase (decrease) in contract owners’ equity from operations	8,272,794	7,589,543	41,469	818,679	455,267

Changes from principal transactions:
Purchase payments	201,646	615,036	2	11,860	19,833
Transfers between sub-accounts and the company	(74,727,818)	(1,448,527)	1,575,205	4,675,006	36,653
Withdrawals	(6,243,759)	(6,585,786)	(31,366)	(450,158)	(115,555)
Annual contract fee	(435,981)	(500,725)	(39)	(14,709)	(12,650)

Net increase (decrease) in contract owners’ equity from principal transactions	(81,205,912)	(7,920,002)	1,543,802	4,221,999	(71,719)

Total increase (decrease) in contract owners’ equity	(72,933,118)	(330,459)	1,585,271	5,040,678	383,548
Contract owners’ equity at beginning of period	72,933,118	73,263,577	—	2,447,553	2,064,005

Contract owners’ equity at end of period	$—	$72,933,118	$1,585,271	$7,488,231	$2,447,553

	2013	2012	2013	2013	2012
Units, beginning of period	5,845,265	6,508,089	—	146,581	151,195
Units issued	18,888	48,611	75,227	251,956	13,760
Units redeemed	(5,864,153)	(711,435)	(2,368)	(52,772)	(18,374)

Units, end of period	—	5,845,265	72,859	345,765	146,581

(c)	Reflects the period from commencement of operations on December 6, 2013 through December 31, 2013.
(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Bond Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$328,479	$214,738	$327,669	$226,229	$9,995	$195,692
Expenses:
Mortality and expense risk and administrative charges	(374,881)	(350,568)	(496,065)	(499,580)	(34,223)	(42,660)

Net investment income (loss)	(46,402)	(135,830)	(168,396)	(273,351)	(24,228)	153,032

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,328,485	1,097,283	2,079,835	(449,244)	(97,264)	(14,268)

Realized gains (losses)	1,328,485	1,097,283	2,079,835	(449,244)	(97,264)	(14,268)

Unrealized appreciation (depreciation) during the period	5,704,722	1,672,925	6,590,119	4,196,178	(57,278)	13,220

Net increase (decrease) in contract owners’ equity from operations	6,986,805	2,634,378	8,501,558	3,473,583	(178,770)	151,984

Changes from principal transactions:
Purchase payments	37,745	58,803	102,428	71,981	2,280	2,571
Transfers between sub-accounts and the company	(374,828)	(503,824)	(2,815,832)	(876,697)	(161,118)	(171,329)
Withdrawals	(2,349,801)	(2,508,633)	(5,303,685)	(3,185,835)	(324,310)	(380,622)
Annual contract fee	(16,526)	(18,815)	(125,397)	(129,420)	(1,631)	(2,272)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,703,410)	(2,972,469)	(8,142,486)	(4,119,971)	(484,779)	(551,652)

Total increase (decrease) in contract owners’ equity	4,283,395	(338,091)	359,072	(646,388)	(663,549)	(399,668)
Contract owners’ equity at beginning of period	23,188,558	23,526,649	30,725,447	31,371,835	2,748,130	3,147,798

Contract owners’ equity at end of period	$27,471,953	$23,188,558	$31,084,519	$30,725,447	$2,084,581	$2,748,130

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,495,318	1,708,893	1,922,098	2,185,488	77,096	96,263
Units issued	8,487	30,859	107,779	66,861	1,584	7,111
Units redeemed	(157,381)	(244,434)	(540,940)	(330,251)	(16,170)	(26,278)

Units, end of period	1,346,424	1,495,318	1,488,937	1,922,098	62,510	77,096

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II		Global Trust Series I
	2013	2012	2013 (d)	2012	2013	2012
Income:
Dividend distributions received	$34,375	$1,138,113	$738,278	$729,541	$124,747	$166,123
Expenses:
Mortality and expense risk and administrative charges	(222,873)	(257,210)	(704,901)	(736,110)	(119,885)	(110,153)

Net investment income (loss)	(188,498)	880,903	33,377	(6,569)	4,862	55,970

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,261,540	—	—	—
Net realized gain (loss)	447,131	(191,685)	4,222,316	(202,597)	247,100	9,540

Realized gains (losses)	447,131	(191,685)	15,483,856	(202,597)	247,100	9,540

Unrealized appreciation (depreciation) during the period	(1,347,186)	125,429	(9,998,554)	6,352,201	1,924,272	1,358,806

Net increase (decrease) in contract owners’ equity from operations	(1,088,553)	814,647	5,518,679	6,143,035	2,176,234	1,424,316

Changes from principal transactions:
Purchase payments	38,631	31,878	306,147	149,501	6,936	12,806
Transfers between sub-accounts and the company	601,977	285,257	(51,504,254)	(1,633,527)	(324,765)	(253,309)
Withdrawals	(1,831,517)	(1,827,948)	(2,130,138)	(2,284,949)	(907,339)	(744,838)
Annual contract fee	(46,012)	(50,887)	(276,244)	(312,416)	(5,083)	(5,349)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,236,921)	(1,561,700)	(53,604,489)	(4,081,391)	(1,230,251)	(990,690)

Total increase (decrease) in contract owners’ equity	(2,325,474)	(747,053)	(48,085,810)	2,061,644	945,983	433,626
Contract owners’ equity at beginning of period	15,861,369	16,608,422	48,085,810	46,024,166	8,008,945	7,575,319

Contract owners’ equity at end of period	$13,535,895	$15,861,369	$—	$48,085,810	$8,954,928	$8,008,945

	2013	2012	2013	2012	2013	2012
Units, beginning of period	709,690	780,411	3,839,716	4,182,897	274,268	313,686
Units issued	152,024	54,323	37,292	17,247	4,659	7,080
Units redeemed	(193,423)	(125,044)	(3,877,008)	(360,428)	(41,269)	(46,498)

Units, end of period	668,291	709,690	—	3,839,716	237,658	274,268

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$66,339	$87,241	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(76,418)	(67,957)	(45,682)	(35,941)	(174,708)	(132,515)

Net investment income (loss)	(10,079)	19,284	(45,682)	(35,941)	(174,708)	(132,515)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	261,105	146,183	975,801	609,537
Net realized gain (loss)	28,186	(144,243)	244,848	157,540	2,057,050	538,862

Realized gains (losses)	28,186	(144,243)	505,953	303,723	3,032,851	1,148,399

Unrealized appreciation (depreciation) during the period	1,239,872	933,920	670,454	290,696	1,531,020	1,016,408

Net increase (decrease) in contract owners’ equity from operations	1,257,979	808,961	1,130,725	558,478	4,389,163	2,032,292

Changes from principal transactions:
Purchase payments	3,345	3,531	300	330	21,897	132,376
Transfers between sub-accounts and the company	218,121	(274,948)	328,661	246,966	(300,232)	1,306,789
Withdrawals	(552,049)	(405,493)	(277,447)	(360,544)	(1,120,577)	(605,205)
Annual contract fee	(21,630)	(20,094)	(2,436)	(2,395)	(37,545)	(28,882)

Net increase (decrease) in contract owners’ equity from principal transactions	(352,213)	(697,004)	49,078	(115,643)	(1,436,457)	805,078

Total increase (decrease) in contract owners’ equity	905,766	111,957	1,179,803	442,835	2,952,706	2,837,370
Contract owners’ equity at beginning of period	4,392,175	4,280,218	2,303,708	1,860,873	9,405,443	6,568,073

Contract owners’ equity at end of period	$5,297,941	$4,392,175	$3,483,511	$2,303,708	$12,358,149	$9,405,443

	2013	2012	2013	2012	2013	2012
Units, beginning of period	261,667	304,983	79,915	84,157	313,052	283,980
Units issued	45,986	4,571	19,925	15,387	99,912	125,523
Units redeemed	(62,221)	(47,887)	(18,803)	(19,629)	(134,633)	(96,451)

Units, end of period	245,432	261,667	81,037	79,915	278,331	313,052

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$166,394	$177,737	$629,890	$514,665	$39,289	$41,885
Expenses:
Mortality and expense risk and administrative charges	(37,578)	(35,727)	(145,913)	(110,300)	(21,872)	(23,337)

Net investment income (loss)	128,816	142,010	483,977	404,365	17,417	18,548

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(22,620)	(277,383)	(60,896)	(696,830)	(93,727)	(255,300)

Realized gains (losses)	(22,620)	(277,383)	(60,896)	(696,830)	(93,727)	(255,300)

Unrealized appreciation (depreciation) during the period	52,926	500,046	78,185	1,377,735	377,266	426,784

Net increase (decrease) in contract owners’ equity from operations	159,122	364,673	501,266	1,085,270	300,956	190,032

Changes from principal transactions:
Purchase payments	12,208	4,701	22,568	97,645	20,017	513
Transfers between sub-accounts and the company	496,973	245,815	3,812,878	29,529	(10,358)	(67,935)
Withdrawals	(601,130)	(614,262)	(1,329,104)	(942,312)	(268,282)	(305,685)
Annual contract fee	(2,752)	(1,809)	(28,361)	(15,097)	(813)	(1,070)

Net increase (decrease) in contract owners’ equity from principal transactions	(94,701)	(365,555)	2,477,981	(830,235)	(259,436)	(374,177)

Total increase (decrease) in contract owners’ equity	64,421	(882)	2,979,247	255,035	41,520	(184,145)
Contract owners’ equity at beginning of period	2,401,209	2,402,091	7,169,729	6,914,694	1,467,997	1,652,142

Contract owners’ equity at end of period	$2,465,630	$2,401,209	$10,148,976	$7,169,729	$1,509,517	$1,467,997

	2013	2012	2013	2012	2013	2012
Units, beginning of period	108,634	129,019	314,332	354,042	102,169	131,636
Units issued	38,469	15,167	303,530	49,661	2,518	361
Units redeemed	(32,213)	(35,552)	(189,003)	(89,371)	(20,718)	(29,828)

Units, end of period	114,890	108,634	428,859	314,332	83,969	102,169

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust B Series I		International Equity Index Trust B Series II
	2013	2012	2013	2012 (aa)	2013	2012 (aa)
Income:
Dividend distributions received	$33,869	$36,202	$25,628	$11,577	$84,674	$41,699
Expenses:
Mortality and expense risk and administrative charges	(21,815)	(24,100)	(15,863)	(2,484)	(63,497)	(10,860)

Net investment income (loss)	12,054	12,102	9,765	9,093	21,177	30,839

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	17,121	(132,020)	16,444	(18)	116,346	4,331

Realized gains (losses)	17,121	(132,020)	16,444	(18)	116,346	4,331

Unrealized appreciation (depreciation) during the period	250,983	301,329	106,043	49,192	327,149	201,837

Net increase (decrease) in contract owners’ equity from operations	280,158	181,411	132,252	58,267	464,672	237,007

Changes from principal transactions:
Purchase payments	1,068	25,954	9,704	2,040	40,030	1,488
Transfers between sub-accounts and the company	(34,257)	(362,521)	(35,657)	1,037,016	(506,930)	4,169,755
Withdrawals	(215,812)	(87,164)	(89,622)	(28,938)	(500,367)	(131,879)
Annual contract fee	(4,008)	(4,271)	(632)	(80)	(13,833)	(2,826)

Net increase (decrease) in contract owners’ equity from principal transactions	(253,009)	(428,002)	(116,207)	1,010,038	(981,100)	4,036,538

Total increase (decrease) in contract owners’ equity	27,149	(246,591)	16,045	1,068,305	(516,428)	4,273,545
Contract owners’ equity at beginning of period	1,361,929	1,608,520	1,068,305	—	4,273,545	—

Contract owners’ equity at end of period	$1,389,078	$1,361,929	$1,084,350	$1,068,305	$3,757,117	$4,273,545

	2013	2012	2013	2012	2013	2012
Units, beginning of period	84,049	112,716	80,779	—	323,406	—
Units issued	10,935	3,560	1,101	84,091	13,994	347,600
Units redeemed	(25,289)	(32,227)	(9,244)	(3,312)	(84,788)	(24,194)

Units, end of period	69,695	84,049	72,636	80,779	252,612	323,406

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Series II		International Small Company Trust Series I
	2013	2012	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$59,052	$27,818	$25,591	$11,500	$39,232	$24,230
Expenses:
Mortality and expense risk and administrative charges	(38,891)	(36,030)	(37,687)	(5,849)	(29,840)	(27,138)

Net investment income (loss)	20,161	(8,212)	(12,096)	5,651	9,392	(2,908)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(86,290)	(107,537)	44,969	(425)	77,001	20,957

Realized gains (losses)	(86,290)	(107,537)	44,969	(425)	77,001	20,957

Unrealized appreciation (depreciation) during the period	362,226	462,750	367,594	83,493	361,282	293,644

Net increase (decrease) in contract owners’ equity from operations	296,097	347,001	400,467	88,719	447,675	311,693

Changes from principal transactions:
Purchase payments	6,279	8,127	3,310	42	2,383	2,515
Transfers between sub-accounts and the company	57,954	27,942	51,597	2,383,022	172,995	(26,855)
Withdrawals	(215,399)	(172,857)	(249,704)	(33,708)	(204,855)	(308,157)
Annual contract fee	(12,701)	(13,128)	(5,961)	(282)	(1,511)	(1,688)

Net increase (decrease) in contract owners’ equity from principal transactions	(163,867)	(149,916)	(200,758)	2,349,074	(30,988)	(334,185)

Total increase (decrease) in contract owners’ equity	132,230	197,085	199,709	2,437,793	416,687	(22,492)
Contract owners’ equity at beginning of period	2,385,729	2,188,644	2,437,793	—	1,901,230	1,923,722

Contract owners’ equity at end of period	$2,517,959	$2,385,729	$2,637,502	$2,437,793	$2,317,917	$1,901,230

	2013	2012	2013	2012	2013	2012
Units, beginning of period	225,300	239,420	187,886	—	132,099	157,000
Units issued	11,798	9,837	22,109	192,247	22,111	2,537
Units redeemed	(26,054)	(23,957)	(36,315)	(4,361)	(24,909)	(27,438)

Units, end of period	211,044	225,300	173,680	187,886	129,301	132,099

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$61,701	$48,907	$99,096	$141,082	$180,606	$292,072
Expenses:
Mortality and expense risk and administrative charges	(64,080)	(70,377)	(84,827)	(81,382)	(189,910)	(185,757)

Net investment income (loss)	(2,379)	(21,470)	14,269	59,700	(9,304)	106,315

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	208,107	27,824	(339,675)	(532,165)	(929,595)	(1,304,472)

Realized gains (losses)	208,107	27,824	(339,675)	(532,165)	(929,595)	(1,304,472)

Unrealized appreciation (depreciation) during the period	668,835	667,029	1,581,998	1,354,964	3,552,778	3,122,227

Net increase (decrease) in contract owners’ equity from operations	874,563	673,383	1,256,592	882,499	2,613,879	1,924,070

Changes from principal transactions:
Purchase payments	26,708	55,988	33,791	17,990	69,182	44,943
Transfers between sub-accounts and the company	(537,875)	(346,375)	76,092	(123,043)	(686,128)	(628,496)
Withdrawals	(481,403)	(323,270)	(706,868)	(649,517)	(1,645,259)	(944,887)
Annual contract fee	(14,197)	(21,337)	(3,507)	(3,973)	(40,596)	(41,684)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,006,767)	(634,994)	(600,492)	(758,543)	(2,302,801)	(1,570,124)

Total increase (decrease) in contract owners’ equity	(132,204)	38,389	656,100	123,956	311,078	353,946
Contract owners’ equity at beginning of period	4,329,215	4,290,826	5,547,905	5,423,949	12,111,245	11,757,299

Contract owners’ equity at end of period	$4,197,011	$4,329,215	$6,204,005	$5,547,905	$12,422,323	$12,111,245

	2013	2012	2013	2012	2013	2012
Units, beginning of period	304,038	352,954	312,326	359,782	622,492	708,414
Units issued	9,746	8,787	12,761	6,874	35,131	25,742
Units redeemed	(76,448)	(57,703)	(44,229)	(54,330)	(141,676)	(111,664)

Units, end of period	237,336	304,038	280,858	312,326	515,947	622,492

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$181,021	$111,263	$748,948	$430,353	$55,846	$29,813
Expenses:
Mortality and expense risk and administrative charges	(71,615)	(81,648)	(336,434)	(366,322)	(36,723)	(36,123)

Net investment income (loss)	109,406	29,615	412,514	64,031	19,123	(6,310)

Realized gains (losses) on investments:
Capital gain distributions received	89,446	—	391,886	—	—	—
Net realized gain (loss)	68,006	80,277	526,717	251,859	37,408	(57,539)

Realized gains (losses)	157,452	80,277	918,603	251,859	37,408	(57,539)

Unrealized appreciation (depreciation) during the period	(438,457)	216,674	(2,116,272)	939,404	470,809	377,859

Net increase (decrease) in contract owners’ equity from operations	(171,599)	326,566	(785,155)	1,255,294	527,340	314,010

Changes from principal transactions:
Purchase payments	113,818	49,724	26,434	34,932	20,961	18,924
Transfers between sub-accounts and the company	(200,344)	(78,977)	1,795,738	743,775	(163,542)	(5,015)
Withdrawals	(461,008)	(852,671)	(3,431,169)	(1,833,568)	(104,339)	(320,377)
Annual contract fee	(5,454)	(6,270)	(78,720)	(88,034)	(2,364)	(2,507)

Net increase (decrease) in contract owners’ equity from principal transactions	(552,988)	(888,194)	(1,687,717)	(1,142,895)	(249,284)	(308,975)

Total increase (decrease) in contract owners’ equity	(724,587)	(561,628)	(2,472,872)	112,399	278,056	5,035
Contract owners’ equity at beginning of period	5,325,355	5,886,983	22,845,160	22,732,761	2,191,313	2,186,278

Contract owners’ equity at end of period	$4,600,768	$5,325,355	$20,372,288	$22,845,160	$2,469,369	$2,191,313

	2013	2012	2013	2012	2013	2012
Units, beginning of period	189,505	221,979	1,186,021	1,246,358	130,239	151,007
Units issued	8,330	13,324	268,416	115,965	1,695	1,303
Units redeemed	(26,922)	(45,798)	(334,299)	(176,302)	(15,220)	(22,071)

Units, end of period	170,913	189,505	1,120,138	1,186,021	116,714	130,239

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$613,347	$320,497	$760,792	$612,849	$21,341,270	$17,272,097
Expenses:
Mortality and expense risk and administrative charges	(417,451)	(410,904)	(405,950)	(387,087)	(12,780,802)	(13,025,397)

Net investment income (loss)	195,896	(90,407)	354,842	225,762	8,560,468	4,246,700

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	40,609	(866,193)	743,288	(177,409)	(2,570,306)	(8,832,962)

Realized gains (losses)	40,609	(866,193)	743,288	(177,409)	(2,570,306)	(8,832,962)

Unrealized appreciation (depreciation) during the period	5,971,465	4,764,175	1,830,197	2,528,182	81,054,957	85,676,691

Net increase (decrease) in contract owners’ equity from operations	6,207,970	3,807,575	2,928,327	2,576,535	87,045,119	81,090,429

Changes from principal transactions:
Purchase payments	140,291	634,696	32,497	125,908	2,010,527	6,360,066
Transfers between sub-accounts and the company	(1,009,488)	(1,365,646)	158,491	2,980,413	(8,148,652)	(2,423,737)
Withdrawals	(3,292,381)	(2,762,595)	(2,848,146)	(2,897,243)	(90,768,996)	(68,688,370)
Annual contract fee	(124,241)	(135,095)	(52,911)	(60,306)	(4,451,982)	(4,618,881)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,285,819)	(3,628,640)	(2,710,069)	148,772	(101,359,103)	(69,370,922)

Total increase (decrease) in contract owners’ equity	1,922,151	178,935	218,258	2,725,307	(14,313,984)	11,719,507
Contract owners’ equity at beginning of period	27,253,727	27,074,792	27,607,712	24,882,405	846,288,693	834,569,186

Contract owners’ equity at end of period	$29,175,878	$27,253,727	$27,825,970	$27,607,712	$831,974,709	$846,288,693

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,511,395	1,722,662	1,417,290	1,379,705	48,964,159	52,930,700
Units issued	76,278	50,324	49,064	291,958	4,064,570	1,214,834
Units redeemed	(289,946)	(261,591)	(171,705)	(254,373)	(9,185,717)	(5,181,375)

Units, end of period	1,297,727	1,511,395	1,294,649	1,417,290	43,843,012	48,964,159

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced PS Series - Series II		Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$126,637	$47,589	$270,893	$266,718	$6,225,309	$5,813,022
Expenses:
Mortality and expense risk and administrative charges	(71,855)	(56,350)	(128,126)	(153,511)	(3,130,011)	(3,394,706)

Net investment income (loss)	54,782	(8,761)	142,767	113,207	3,095,298	2,418,316

Realized gains (losses) on investments:
Capital gain distributions received	126,702	2,228	260,811	213,920	6,283,183	4,808,532
Net realized gain (loss)	37,883	56,089	178,257	325,095	6,524,440	6,512,263

Realized gains (losses)	164,585	58,317	439,068	539,015	12,807,623	11,320,795

Unrealized appreciation (depreciation) during the period	380,941	319,716	(386,582)	7,634	(11,686,769)	339,528

Net increase (decrease) in contract owners’ equity from operations	600,308	369,272	195,253	659,856	4,216,152	14,078,639

Changes from principal transactions:
Purchase payments	72,985	1,965,179	1,948	1,922	632,182	2,638,915
Transfers between sub-accounts and the company	1,610,025	(423,010)	(310,795)	632,792	(12,167,638)	10,993,427
Withdrawals	(77,322)	(44,165)	(1,484,178)	(1,779,084)	(23,435,360)	(22,381,593)
Annual contract fee	(55,232)	(33,126)	(7,087)	(8,222)	(1,160,465)	(1,217,038)

Net increase (decrease) in contract owners’ equity from principal transactions	1,550,456	1,464,878	(1,800,112)	(1,152,592)	(36,131,281)	(9,966,289)

Total increase (decrease) in contract owners’ equity	2,150,764	1,834,150	(1,604,859)	(492,736)	(31,915,129)	4,112,350
Contract owners’ equity at beginning of period	5,272,455	3,438,305	9,366,109	9,858,845	220,024,009	215,911,659

Contract owners’ equity at end of period	$7,423,219	$5,272,455	$7,761,250	$9,366,109	$188,108,880	$220,024,009

	2013	2012	2013	2012	2013	2012
Units, beginning of period	396,245	281,979	412,583	470,217	12,375,281	12,905,205
Units issued	122,394	161,371	30,897	63,981	1,240,339	1,483,426
Units redeemed	(13,793)	(47,105)	(109,882)	(121,615)	(3,178,113)	(2,013,350)

Units, end of period	504,846	396,245	333,598	412,583	10,437,507	12,375,281

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative PS Series - Series II		Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$92,346	$41,225	$396,460	$311,749	$22,209,747	$15,370,204
Expenses:
Mortality and expense risk and administrative charges	(50,132)	(39,171)	(244,594)	(258,303)	(15,114,188)	(14,583,128)

Net investment income (loss)	42,214	2,054	151,866	53,446	7,095,559	787,076

Realized gains (losses) on investments:
Capital gain distributions received	51,191	329	—	—	—	—
Net realized gain (loss)	12,479	13,071	171,171	(380,977)	(3,673,870)	(17,301,466)

Realized gains (losses)	63,670	13,400	171,171	(380,977)	(3,673,870)	(17,301,466)

Unrealized appreciation (depreciation) during the period	125	158,610	2,434,233	2,304,577	154,466,331	119,974,765

Net increase (decrease) in contract owners’ equity from operations	106,009	174,064	2,757,270	1,977,046	157,888,020	103,460,375

Changes from principal transactions:
Purchase payments	55,888	1,272,342	54,699	135,029	4,056,730	8,642,392
Transfers between sub-accounts and the company	202,553	290,396	230,007	475,138	10,601,393	24,049,703
Withdrawals	(58,043)	(29,893)	(3,430,470)	(1,814,525)	(92,596,087)	(73,600,967)
Annual contract fee	(40,694)	(26,075)	(33,118)	(35,202)	(5,346,856)	(5,428,858)

Net increase (decrease) in contract owners’ equity from principal transactions	159,704	1,506,770	(3,178,882)	(1,239,560)	(83,284,820)	(46,337,730)

Total increase (decrease) in contract owners’ equity	265,713	1,680,834	(421,612)	737,486	74,603,200	57,122,645
Contract owners’ equity at beginning of period	3,922,987	2,242,153	17,333,263	16,595,777	950,402,619	893,279,974

Contract owners’ equity at end of period	$4,188,700	$3,922,987	$16,911,651	$17,333,263	$1,025,005,819	$950,402,619

	2013	2012	2013	2012	2013	2012
Units, beginning of period	294,434	178,757	952,242	1,015,784	57,176,912	59,614,348
Units issued	23,913	140,311	21,607	66,829	5,060,302	4,094,926
Units redeemed	(11,877)	(24,634)	(183,327)	(130,371)	(9,430,225)	(6,532,362)

Units, end of period	306,470	294,434	790,522	952,242	52,806,989	57,176,912

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series - Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$162,197	$74,209	$271,583	$269,672	$8,123,476	$7,190,135
Expenses:
Mortality and expense risk and administrative charges	(139,645)	(113,952)	(145,977)	(169,697)	(4,670,181)	(4,860,934)

Net investment income (loss)	22,552	(39,743)	125,606	99,975	3,453,295	2,329,201

Realized gains (losses) on investments:
Capital gain distributions received	328,393	10,179	—	—	—	—
Net realized gain (loss)	120,406	71,421	487,657	1,518	6,342,745	(894,088)

Realized gains (losses)	448,799	81,600	487,657	1,518	6,342,745	(894,088)

Unrealized appreciation (depreciation) during the period	1,269,690	787,096	198,515	862,677	14,758,758	25,441,878

Net increase (decrease) in contract owners’ equity from operations	1,741,041	828,953	811,778	964,170	24,554,798	26,876,991

Changes from principal transactions:
Purchase payments	778,861	1,124,944	37,944	76,649	598,709	1,367,447
Transfers between sub-accounts and the company	1,084,810	596,330	73,963	215,836	(8,813,056)	1,923,716
Withdrawals	(72,217)	(49,880)	(2,406,689)	(1,523,441)	(31,521,045)	(28,026,482)
Annual contract fee	(104,060)	(83,573)	(13,176)	(8,071)	(1,648,764)	(1,743,793)

Net increase (decrease) in contract owners’ equity from principal transactions	1,687,394	1,587,821	(2,307,958)	(1,239,027)	(41,384,156)	(26,479,112)

Total increase (decrease) in contract owners’ equity	3,428,435	2,416,774	(1,496,180)	(274,857)	(16,829,358)	397,879
Contract owners’ equity at beginning of period	9,600,308	7,183,534	10,921,286	11,196,143	314,674,896	314,277,017

Contract owners’ equity at end of period	$13,028,743	$9,600,308	$9,425,106	$10,921,286	$297,845,538	$314,674,896

	2013	2012	2013	2012	2013	2012
Units, beginning of period	722,854	600,423	521,732	570,648	18,073,781	19,553,978
Units issued	146,668	233,039	10,185	66,644	1,584,378	747,563
Units redeemed	(33,742)	(110,608)	(119,774)	(115,560)	(3,746,824)	(2,227,760)

Units, end of period	835,780	722,854	412,143	521,732	15,911,335	18,073,781

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series - Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$137,594	$53,734	$13,464	$16,358	$99,792	$131,055
Expenses:
Mortality and expense risk and administrative charges	(81,660)	(55,001)	(18,835)	(18,854)	(181,451)	(166,572)

Net investment income (loss)	55,934	(1,267)	(5,371)	(2,496)	(81,659)	(35,517)

Realized gains (losses) on investments:
Capital gain distributions received	108,081	269	66,608	110,656	596,113	1,063,672
Net realized gain (loss)	36,331	23,751	71,731	46,479	917,333	26,055

Realized gains (losses)	144,412	24,020	138,339	157,135	1,513,446	1,089,727

Unrealized appreciation (depreciation) during the period	281,993	239,008	200,903	21,541	1,670,210	480,330

Net increase (decrease) in contract owners’ equity from operations	482,339	261,761	333,871	176,180	3,101,997	1,534,540

Changes from principal transactions:
Purchase payments	255,386	3,179,401	6,292	377	57,642	22,848
Transfers between sub-accounts and the company	1,159,781	(114,373)	119,934	(149,049)	(85,203)	(217,360)
Withdrawals	(151,851)	(41,075)	(202,655)	(179,115)	(1,459,315)	(847,917)
Annual contract fee	(59,087)	(23,208)	(1,148)	(1,120)	(44,390)	(46,756)

Net increase (decrease) in contract owners’ equity from principal transactions	1,204,229	3,000,745	(77,577)	(328,907)	(1,531,266)	(1,089,185)

Total increase (decrease) in contract owners’ equity	1,686,568	3,262,506	256,294	(152,727)	1,570,731	445,355
Contract owners’ equity at beginning of period	5,487,212	2,224,706	1,095,993	1,248,720	10,639,278	10,193,923

Contract owners’ equity at end of period	$7,173,780	$5,487,212	$1,352,287	$1,095,993	$12,210,009	$10,639,278

	2013	2012	2013	2012	2013	2012
Units, beginning of period	411,213	180,031	45,843	60,738	502,342	554,570
Units issued	102,660	264,583	8,149	2,739	91,059	15,552
Units redeemed	(18,340)	(33,401)	(10,896)	(17,634)	(150,154)	(67,780)

Units, end of period	495,533	411,213	43,096	45,843	443,247	502,342

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$3,072	$—	$—	$—	$32,074	$24,817
Expenses:
Mortality and expense risk and administrative charges	(130,059)	(124,286)	(237,410)	(232,216)	(50,707)	(48,347)

Net investment income (loss)	(126,987)	(124,286)	(237,410)	(232,216)	(18,633)	(23,530)

Realized gains (losses) on investments:
Capital gain distributions received	153,576	—	277,994	—	210,021	228,707
Net realized gain (loss)	220,907	(29,596)	840,330	(200,888)	284,288	257,586

Realized gains (losses)	374,483	(29,596)	1,118,324	(200,888)	494,309	486,293

Unrealized appreciation (depreciation) during the period	2,264,841	1,634,633	3,625,152	3,134,960	338,512	25,959

Net increase (decrease) in contract owners’ equity from operations	2,512,337	1,480,751	4,506,066	2,701,856	814,188	488,722

Changes from principal transactions:
Purchase payments	34,566	20,601	74,722	19,033	900	1,792
Transfers between sub-accounts and the company	(85,445)	(300,916)	314,035	(956,354)	17,161	(85,533)
Withdrawals	(1,078,880)	(1,094,166)	(2,405,251)	(1,460,585)	(418,808)	(392,815)
Annual contract fee	(7,834)	(8,831)	(47,249)	(48,366)	(2,716)	(3,022)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,137,593)	(1,383,312)	(2,063,743)	(2,446,272)	(403,463)	(479,578)

Total increase (decrease) in contract owners’ equity	1,374,744	97,439	2,442,323	255,584	410,725	9,144
Contract owners’ equity at beginning of period	7,686,470	7,589,031	14,072,820	13,817,236	2,973,125	2,963,981

Contract owners’ equity at end of period	$9,061,214	$7,686,470	$16,515,143	$14,072,820	$3,383,850	$2,973,125

	2013	2012	2013	2012	2013	2012
Units, beginning of period	412,677	490,026	625,950	736,512	155,955	183,859
Units issued	9,059	7,865	139,152	68,081	10,267	10,980
Units redeemed	(60,635)	(85,214)	(213,037)	(178,643)	(29,056)	(38,884)

Units, end of period	361,101	412,677	552,065	625,950	137,166	155,955

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$84,172	$64,230	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(167,361)	(162,116)	(93,057)	(121,218)	(628,725)	(839,067)

Net investment income (loss)	(83,189)	(97,886)	(93,057)	(121,218)	(628,725)	(839,067)

Realized gains (losses) on investments:
Capital gain distributions received	680,788	770,184	363	614	2,481	4,020
Net realized gain (loss)	1,161,926	627,512	—	—	—	—

Realized gains (losses)	1,842,714	1,397,696	363	614	2,481	4,020

Unrealized appreciation (depreciation) during the period	933,445	329,587	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	2,692,970	1,629,397	(92,694)	(120,604)	(626,244)	(835,047)

Changes from principal transactions:
Purchase payments	58,266	26,665	1,194,897	1,051,896	586,363	1,162,519
Transfers between sub-accounts and the company	(481,637)	(585,417)	(2,389,255)	(974,951)	1,704,266	16,601,693
Withdrawals	(1,581,373)	(838,839)	(1,849,470)	(993,205)	(16,014,621)	(28,759,802)
Annual contract fee	(33,947)	(35,390)	(7,414)	(8,892)	(239,319)	(300,593)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,038,691)	(1,432,981)	(3,051,242)	(925,152)	(13,963,311)	(11,296,183)

Total increase (decrease) in contract owners’ equity	654,279	196,416	(3,143,936)	(1,045,756)	(14,589,555)	(12,131,230)
Contract owners’ equity at beginning of period	10,101,944	9,905,528	8,141,171	9,186,927	47,900,403	60,031,633

Contract owners’ equity at end of period	$10,756,223	$10,101,944	$4,997,235	$8,141,171	$33,310,848	$47,900,403

	2013	2012	2013	2012	2013	2012
Units, beginning of period	537,887	619,332	516,109	571,821	3,931,245	4,853,700
Units issued	19,831	9,791	82,185	200,596	1,603,897	3,375,248
Units redeemed	(113,872)	(91,236)	(281,270)	(256,308)	(2,760,399)	(4,297,703)

Units, end of period	443,846	537,887	317,024	516,109	2,774,743	3,931,245

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$277	$1,324	$10,492	$9,876	$30,186	$60,791
Expenses:
Mortality and expense risk and administrative charges	(43,382)	(51,378)	(7,210)	(6,493)	(132,332)	(167,258)

Net investment income (loss)	(43,105)	(50,054)	3,282	3,383	(102,146)	(106,467)

Realized gains (losses) on investments:
Capital gain distributions received	121	236	—	—	—	—
Net realized gain (loss)	—	—	22,736	9,807	278,843	(44,826)

Realized gains (losses)	121	236	22,736	9,807	278,843	(44,826)

Unrealized appreciation (depreciation) during the period	—	—	153,278	68,093	(60,632)	8,987

Net increase (decrease) in contract owners’ equity from operations	(42,984)	(49,818)	179,296	81,283	116,065	(142,306)

Changes from principal transactions:
Purchase payments	41,000	3,050	540	5,810	27,765	153,128
Transfers between sub-accounts and the company	582,248	1,346,930	(54,293)	8,242	(1,333,253)	(900,164)
Withdrawals	(1,405,924)	(988,719)	(12,210)	(9,737)	(1,056,738)	(1,030,358)
Annual contract fee	(17,974)	(15,982)	(6,269)	(6,246)	(23,810)	(30,614)

Net increase (decrease) in contract owners’ equity from principal transactions	(800,650)	345,279	(72,232)	(1,931)	(2,386,036)	(1,808,008)

Total increase (decrease) in contract owners’ equity	(843,634)	295,461	107,064	79,352	(2,269,971)	(1,950,314)
Contract owners’ equity at beginning of period	3,266,342	2,970,881	690,944	611,592	9,937,073	11,887,387

Contract owners’ equity at end of period	$2,422,708	$3,266,342	$798,008	$690,944	$7,667,102	$9,937,073

	2013	2012	2013	2012	2013	2012
Units, beginning of period	269,882	241,734	53,449	53,435	357,660	421,833
Units issued	63,790	171,989	215	5,224	43,180	91,346
Units redeemed	(130,359)	(143,841)	(5,104)	(5,210)	(120,521)	(155,519)

Units, end of period	203,313	269,882	48,560	53,449	280,319	357,660

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (a)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$154,348	$166,021	$47,696	$43,888	$152,757	$148,691
Expenses:
Mortality and expense risk and administrative charges	(58,878)	(58,699)	(38,854)	(40,283)	(148,768)	(155,831)

Net investment income (loss)	95,470	107,322	8,842	3,605	3,989	(7,140)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	29,261	23,538	43,726	12,308	962,880	294,288

Realized gains (losses)	29,261	23,538	43,726	12,308	962,880	294,288

Unrealized appreciation (depreciation) during the period	(203,349)	315,011	(94,761)	366,899	(1,079,036)	1,104,981

Net increase (decrease) in contract owners’ equity from operations	(78,618)	445,871	(42,193)	382,812	(112,167)	1,392,129

Changes from principal transactions:
Purchase payments	3,570	18,259	9,545	5,601	21,268	144,973
Transfers between sub-accounts and the company	(43,286)	189,122	(26,314)	(120,354)	(45,230)	571,066
Withdrawals	(290,249)	(311,155)	(185,641)	(270,834)	(1,149,031)	(983,536)
Annual contract fee	(12,938)	(11,747)	(1,460)	(1,730)	(28,728)	(31,583)

Net increase (decrease) in contract owners’ equity from principal transactions	(342,903)	(115,521)	(203,870)	(387,317)	(1,201,721)	(299,080)

Total increase (decrease) in contract owners’ equity	(421,521)	330,350	(246,063)	(4,505)	(1,313,888)	1,093,049
Contract owners’ equity at beginning of period	3,841,073	3,510,723	2,585,914	2,590,419	9,983,250	8,890,201

Contract owners’ equity at end of period	$3,419,552	$3,841,073	$2,339,851	$2,585,914	$8,669,362	$9,983,250

	2013	2012	2013	2012	2013	2012
Units, beginning of period	197,158	203,320	67,965	78,660	341,117	351,490
Units issued	24,400	36,431	4,795	4,591	39,948	51,675
Units redeemed	(43,204)	(42,593)	(10,321)	(15,286)	(75,140)	(62,048)

Units, end of period	178,354	197,158	62,439	67,965	305,925	341,117

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$146,758	$132,225	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(105,216)	(134,368)	(88,362)	(88,334)	(78,936)	(80,703)

Net investment income (loss)	41,542	(2,143)	(88,362)	(88,334)	(78,936)	(80,703)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	143,613	134,763	478,806	347,127	708,670	323,100

Realized gains (losses)	143,613	134,763	478,806	347,127	708,670	323,100

Unrealized appreciation (depreciation) during the period	(955,771)	428,650	1,723,586	263,980	1,130,617	168,956

Net increase (decrease) in contract owners’ equity from operations	(770,616)	561,270	2,114,030	522,773	1,760,351	411,353

Changes from principal transactions:
Purchase payments	80,324	9,439	9,558	3,993	15,521	154,023
Transfers between sub-accounts and the company	(1,092,748)	165,859	(105,533)	(220,215)	(845,389)	251,031
Withdrawals	(1,101,826)	(844,957)	(699,097)	(742,324)	(462,829)	(475,398)
Annual contract fee	(17,281)	(20,531)	(5,664)	(6,546)	(18,717)	(18,447)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,131,531)	(690,190)	(800,736)	(965,092)	(1,311,414)	(88,791)

Total increase (decrease) in contract owners’ equity	(2,902,147)	(128,920)	1,313,294	(442,319)	448,937	322,562
Contract owners’ equity at beginning of period	8,109,965	8,238,885	5,528,330	5,970,649	5,102,783	4,780,221

Contract owners’ equity at end of period	$5,207,818	$8,109,965	$6,841,624	$5,528,330	$5,551,720	$5,102,783

	2013	2012	2013	2012	2013	2012
Units, beginning of period	423,235	459,618	417,902	503,132	295,752	300,417
Units issued	27,870	62,074	15,941	8,822	51,441	50,500
Units redeemed	(146,441)	(98,457)	(70,408)	(94,052)	(117,352)	(55,165)

Units, end of period	304,664	423,235	363,435	417,902	229,841	295,752

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short-Term Government Income Trust Series I		Short-Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$93,803	$133,976	$116,293	$109,632	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(80,489)	(124,184)	(106,028)	(127,705)	(183)	(215)

Net investment income (loss)	13,314	9,792	10,265	(18,073)	(183)	(215)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	820	3,193
Net realized gain (loss)	(24,404)	9,405	(36,665)	15,059	64	(2,111)

Realized gains (losses)	(24,404)	9,405	(36,665)	15,059	884	1,082

Unrealized appreciation (depreciation) during the period	(120,583)	(41,899)	(151,262)	(45,543)	5,674	1,887

Net increase (decrease) in contract owners’ equity from operations	(131,673)	(22,702)	(177,662)	(48,557)	6,375	2,754

Changes from principal transactions:
Purchase payments	397,511	9,265	11,787	35,567	—	—
Transfers between sub-accounts and the company	(1,035,684)	(67,789)	143,177	121,963	—	(9,096)
Withdrawals	(2,737,236)	(671,246)	(1,019,329)	(1,073,586)	(638)	—
Annual contract fee	(2,468)	(3,226)	(11,176)	(13,359)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,377,877)	(732,996)	(875,541)	(929,415)	(638)	(9,096)

Total increase (decrease) in contract owners’ equity	(3,509,550)	(755,698)	(1,053,203)	(977,972)	5,737	(6,342)
Contract owners’ equity at beginning of period	7,968,604	8,724,302	7,348,538	8,326,510	15,122	21,464

Contract owners’ equity at end of period	$4,459,054	$7,968,604	$6,295,335	$7,348,538	$20,859	$15,122

	2013	2012	2013	2012	2013	2012
Units, beginning of period	625,928	683,436	582,620	656,081	1,067	1,741
Units issued	51,673	16,186	268,759	59,447	—	—
Units redeemed	(318,640)	(73,694)	(340,003)	(132,908)	(35)	(674)

Units, end of period	358,961	625,928	511,376	582,620	1,032	1,067

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$6,172	$6,627	$110,475	$140,350
Expenses:
Mortality and expense risk and administrative charges	(49,409)	(42,914)	(7,174)	(6,427)	(139,087)	(122,085)

Net investment income (loss)	(49,409)	(42,914)	(1,002)	200	(28,612)	18,265

Realized gains (losses) on investments:
Capital gain distributions received	140,030	362,571	29,939	51,034	606,358	1,335,421
Net realized gain (loss)	78,398	78,683	30,947	(2,289)	(102,873)	(152,723)

Realized gains (losses)	218,428	441,254	60,886	48,745	503,485	1,182,698

Unrealized appreciation (depreciation) during the period	942,064	(50,396)	78,145	2,730	2,258,198	(181,485)

Net increase (decrease) in contract owners’ equity from operations	1,111,083	347,944	138,029	51,675	2,733,071	1,019,478

Changes from principal transactions:
Purchase payments	39,881	18,717	280	14,365	25,620	25,082
Transfers between sub-accounts and the company	321,553	(51,052)	59,473	(114,417)	(27,529)	85,114
Withdrawals	(289,974)	(188,281)	(89,148)	(37,469)	(817,015)	(544,855)
Annual contract fee	(7,944)	(7,639)	(422)	(373)	(39,401)	(38,912)

Net increase (decrease) in contract owners’ equity from principal transactions	63,516	(228,255)	(29,817)	(137,894)	(858,325)	(473,571)

Total increase (decrease) in contract owners’ equity	1,174,599	119,689	108,212	(86,219)	1,874,746	545,907
Contract owners’ equity at beginning of period	2,653,834	2,534,145	363,317	449,536	7,898,472	7,352,565

Contract owners’ equity at end of period	$3,828,433	$2,653,834	$471,529	$363,317	$9,773,218	$7,898,472

	2013	2012	2013	2012	2013	2012
Units, beginning of period	143,554	157,692	19,493	27,598	410,848	436,104
Units issued	62,574	18,739	6,138	3,205	38,423	12,022
Units redeemed	(59,622)	(32,877)	(7,074)	(11,310)	(75,907)	(37,278)

Units, end of period	146,506	143,554	18,557	19,493	373,364	410,848

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$9,196	$—	$23,112	$—	$15,798	$21,956
Expenses:
Mortality and expense risk and administrative charges	(23,324)	(17,846)	(83,218)	(96,475)	(58,398)	(52,625)

Net investment income (loss)	(14,128)	(17,846)	(60,106)	(96,475)	(42,600)	(30,669)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	219,888	150,256
Net realized gain (loss)	83,142	34,871	828,754	30,764	409,445	287,600

Realized gains (losses)	83,142	34,871	828,754	30,764	629,333	437,856

Unrealized appreciation (depreciation) during the period	439,223	151,986	1,041,738	879,415	444,042	51,270

Net increase (decrease) in contract owners’ equity from operations	508,237	169,011	1,810,386	813,704	1,030,775	458,457

Changes from principal transactions:
Purchase payments	53	—	22,243	68,400	3,550	9
Transfers between sub-accounts and the company	2,245,206	(23,500)	2,116,365	(120,806)	642,353	(436,691)
Withdrawals	(173,193)	(84,138)	(2,275,137)	(402,835)	(530,867)	(308,656)
Annual contract fee	(680)	(689)	(20,752)	(19,689)	(5,614)	(6,668)

Net increase (decrease) in contract owners’ equity from principal transactions	2,071,386	(108,327)	(157,281)	(474,930)	109,422	(752,006)

Total increase (decrease) in contract owners’ equity	2,579,623	60,684	1,653,105	338,774	1,140,197	(293,549)
Contract owners’ equity at beginning of period	1,186,370	1,125,686	6,065,730	5,726,956	3,175,954	3,469,503

Contract owners’ equity at end of period	$3,765,993	$1,186,370	$7,718,835	$6,065,730	$4,316,151	$3,175,954

	2013	2012	2013	2012	2013	2012
Units, beginning of period	50,063	54,741	265,555	289,029	162,813	200,891
Units issued	74,743	7,206	114,629	7,081	101,425	39,924
Units redeemed	(9,976)	(11,884)	(136,834)	(30,555)	(97,220)	(78,002)

Units, end of period	114,830	50,063	243,350	265,555	167,018	162,813

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Smaller Company Growth Trust Series I
	2013	2012	2013	2012	2013 (d)	2012
Income:
Dividend distributions received	$57,549	$8,561	$180,875	$12,987	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(53,450)	(54,062)	(179,011)	(172,326)	(27,631)	(27,767)

Net investment income (loss)	4,099	(45,501)	1,864	(159,339)	(27,631)	(27,767)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	135,355	157,913
Net realized gain (loss)	89,312	(81,557)	182,811	(235,003)	752,876	71,903

Realized gains (losses)	89,312	(81,557)	182,811	(235,003)	888,231	229,816

Unrealized appreciation (depreciation) during the period	818,431	616,791	2,719,273	1,849,217	(290,754)	51,277

Net increase (decrease) in contract owners’ equity from operations	911,842	489,733	2,903,948	1,454,875	569,846	253,326

Changes from principal transactions:
Purchase payments	8,274	10,285	37,300	19,772	1,197	1,209
Transfers between sub-accounts and the company	(79,491)	(256,570)	(626,471)	(321,680)	(2,126,027)	(121,537)
Withdrawals	(409,222)	(676,278)	(1,325,775)	(1,275,561)	(229,442)	(173,423)
Annual contract fee	(2,359)	(2,862)	(27,202)	(28,435)	(1,056)	(1,186)

Net increase (decrease) in contract owners’ equity from principal transactions	(482,798)	(925,425)	(1,942,148)	(1,605,904)	(2,355,328)	(294,937)

Total increase (decrease) in contract owners’ equity	429,044	(435,692)	961,800	(151,029)	(1,785,482)	(41,611)
Contract owners’ equity at beginning of period	3,315,502	3,751,194	10,774,474	10,925,503	1,785,482	1,827,093

Contract owners’ equity at end of period	$3,744,546	$3,315,502	$11,736,274	$10,774,474	$—	$1,785,482

	2013	2012	2013	2012	2013	2012
Units, beginning of period	117,539	152,124	481,886	559,869	105,309	123,384
Units issued	2,221	2,068	14,102	10,905	1,059	575
Units redeemed	(17,325)	(36,653)	(90,378)	(88,888)	(106,368)	(18,650)

Units, end of period	102,435	117,539	405,610	481,886	—	105,309

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2013 (d)	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$—	$—	$261,879	$359,389	$463,774	$633,265
Expenses:
Mortality and expense risk and administrative charges	(36,805)	(39,062)	(72,921)	(82,062)	(144,374)	(163,903)

Net investment income (loss)	(36,805)	(39,062)	188,958	277,327	319,400	469,362

Realized gains (losses) on investments:
Capital gain distributions received	167,125	214,579	—	—	—	—
Net realized gain (loss)	979,332	98,184	(80,421)	(138,415)	(226,098)	(240,878)

Realized gains (losses)	1,146,457	312,763	(80,421)	(138,415)	(226,098)	(240,878)

Unrealized appreciation (depreciation) during the period	(399,844)	61,074	8,663	462,302	97,442	826,863

Net increase (decrease) in contract owners’ equity from operations	709,808	334,775	117,200	601,214	190,744	1,055,347

Changes from principal transactions:
Purchase payments	24,957	21,459	3,247	25,424	32,573	19,856
Transfers between sub-accounts and the company	(2,766,201)	(87,441)	(86,917)	74,089	676,441	(312,149)
Withdrawals	(409,321)	(219,328)	(706,598)	(1,126,072)	(1,907,718)	(1,625,518)
Annual contract fee	(9,993)	(9,981)	(3,091)	(3,869)	(27,601)	(33,026)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,160,558)	(295,291)	(793,359)	(1,030,428)	(1,226,305)	(1,950,837)

Total increase (decrease) in contract owners’ equity	(2,450,750)	39,484	(676,159)	(429,214)	(1,035,561)	(895,490)
Contract owners’ equity at beginning of period	2,450,750	2,411,266	5,298,824	5,728,038	9,644,780	10,540,270

Contract owners’ equity at end of period	$—	$2,450,750	$4,622,665	$5,298,824	$8,609,219	$9,644,780

	2013	2012	2013	2012	2013	2012
Units, beginning of period	145,823	163,832	256,926	309,442	479,656	580,262
Units issued	11,480	6,976	3,705	17,458	74,472	22,195
Units redeemed	(157,303)	(24,985)	(41,684)	(69,974)	(133,923)	(122,801)

Units, end of period	—	145,823	218,947	256,926	420,205	479,656

(d)	Terminated as an investment option on December 6, 2013.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2013	2012 (aa)	2013	2012 (aa)	2013	2012
Income:
Dividend distributions received	$117,807	$50,959	$39,225	$10,620	$342,217	$269,928
Expenses:
Mortality and expense risk and administrative charges	(80,500)	(18,060)	(10,612)	(1,738)	(184,370)	(232,837)

Net investment income (loss)	37,307	32,899	28,613	8,882	157,847	37,091

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	251,358	—
Net realized gain (loss)	(113,112)	(3,346)	(1,030)	(424)	243,027	181,022

Realized gains (losses)	(113,112)	(3,346)	(1,030)	(424)	494,385	181,022

Unrealized appreciation (depreciation) during the period	(170,554)	(57,039)	(65,189)	(11,318)	(1,088,118)	779,257

Net increase (decrease) in contract owners’ equity from operations	(246,359)	(27,486)	(37,606)	(2,860)	(435,886)	997,370

Changes from principal transactions:
Purchase payments	3,714	—	1,200	1,385	165,921	38,999
Transfers between sub-accounts and the company	(1,401,667)	7,366,578	125,581	1,111,687	(301,751)	(1,104,333)
Withdrawals	(1,718,152)	(364,618)	(19,100)	(2,496)	(2,571,348)	(2,165,614)
Annual contract fee	(28,090)	(3,561)	(8,794)	(2,283)	(7,811)	(9,528)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,144,195)	6,998,399	98,887	1,108,293	(2,714,989)	(3,240,476)

Total increase (decrease) in contract owners’ equity	(3,390,554)	6,970,913	61,281	1,105,433	(3,150,875)	(2,243,106)
Contract owners’ equity at beginning of period	6,970,913	—	1,105,433	—	13,410,261	15,653,367

Contract owners’ equity at end of period	$3,580,359	$6,970,913	$1,166,714	$1,105,433	$10,259,386	$13,410,261

	2013	2012	2013	2012	2013	2012
Units, beginning of period	559,817	—	88,666	—	568,091	710,844
Units issued	122,413	599,685	11,907	93,171	37,776	25,618
Units redeemed	(381,852)	(39,868)	(3,733)	(4,505)	(155,849)	(168,371)

Units, end of period	300,378	559,817	96,840	88,666	450,018	568,091

(aa)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2013	2012	2013	2012	2013	2012
Income:
Dividend distributions received	$699,284	$528,399	$7,034	$6,928	$86,978	$95,039
Expenses:
Mortality and expense risk and administrative charges	(405,422)	(465,706)	(8,392)	(6,927)	(119,451)	(118,251)

Net investment income (loss)	293,862	62,693	(1,358)	1	(32,473)	(23,212)

Realized gains (losses) on investments:
Capital gain distributions received	550,224	—	6,937	1,021	99,212	18,885
Net realized gain (loss)	532,377	363,469	30,362	4,811	543,906	(5,189)

Realized gains (losses)	1,082,601	363,469	37,299	5,832	643,118	13,696

Unrealized appreciation (depreciation) during the period	(2,368,665)	1,462,683	110,404	47,574	1,405,075	936,002

Net increase (decrease) in contract owners’ equity from operations	(992,202)	1,888,845	146,345	53,407	2,015,720	926,486

Changes from principal transactions:
Purchase payments	143,062	338,115	1,555	1,256	33,780	25,214
Transfers between sub-accounts and the company	(306,471)	1,493,189	16,248	82,339	(154,857)	(256,986)
Withdrawals	(5,479,814)	(3,814,187)	(101,000)	(69,463)	(1,569,114)	(616,675)
Annual contract fee	(61,711)	(73,055)	(585)	(525)	(34,644)	(35,920)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,704,934)	(2,055,938)	(83,782)	13,607	(1,724,835)	(884,367)

Total increase (decrease) in contract owners’ equity	(6,697,136)	(167,093)	62,563	67,014	290,885	42,119
Contract owners’ equity at beginning of period	29,266,584	29,433,677	482,468	415,454	7,221,953	7,179,834

Contract owners’ equity at end of period	$22,569,448	$29,266,584	$545,031	$482,468	$7,512,838	$7,221,953

	2013	2012	2013	2012	2013	2012
Units, beginning of period	1,471,226	1,576,303	36,013	35,277	413,734	466,123
Units issued	133,357	143,290	5,047	8,269	19,878	6,164
Units redeemed	(423,789)	(248,367)	(10,146)	(7,533)	(104,644)	(58,553)

Units, end of period	1,180,794	1,471,226	30,914	36,013	328,968	413,734

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		US Equity Trust Series I
	2013(f)	2012(cc)	2013	2012	2013	2012(bb)
Income:
Dividend distributions received	$322	$111	$129,316	$79,004	$172,823	$144,143
Expenses:
Mortality and expense risk and administrative charges	(418)	(148)	(157,639)	(98,090)	(153,813)	(98,720)

Net investment income (loss)	(96)	(37)	(28,323)	(19,086)	19,010	45,423

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(364)	(293)	(143,586)	(49,542)	237,240	10,436

Realized gains (losses)	(364)	(293)	(143,586)	(49,542)	237,240	10,436

Unrealized appreciation (depreciation) during the period	—	299	(9,443)	(10,314)	2,237,741	119,759

Net increase (decrease) in contract owners’ equity from operations	(460)	(31)	(181,352)	(78,942)	2,493,991	175,618

Changes from principal transactions:
Purchase payments	—	—	608,627	378,305	19,950	26,364
Transfers between sub-accounts and the company	113,443	(19,623)	20,955,458	3,809,591	(134,194)	10,250,970
Withdrawals	(112,011)	—	(14,590,202)	(2,441,873)	(1,147,129)	(541,546)
Annual contract fee	(972)	—	(66,142)	(32,092)	(6,984)	(4,861)

Net increase (decrease) in contract owners’ equity from principal transactions	460	(19,623)	6,907,741	1,713,931	(1,268,357)	9,730,927

Total increase (decrease) in contract owners’ equity	—	(19,654)	6,726,389	1,634,989	1,225,634	9,906,545
Contract owners’ equity at beginning of period	—	19,654	7,126,300	5,491,311	9,906,545	—

Contract owners’ equity at end of period	$—	$—	$13,852,689	$7,126,300	$11,132,179	$9,906,545

	2013	2012	2013	2012	2013	2012
Units, beginning of period	—	1,586	589,058	448,287	762,462	—
Units issued	18,175	810	2,882,113	562,858	21,176	842,316
Units redeemed	(18,175)	(2,396)	(2,304,045)	(422,087)	(102,053)	(79,854)

Units, end of period	—	—	1,167,126	589,058	681,585	762,462

(f)	Reflects the period from commencement of operations on April 29, 2013 through termination on December 6, 2013.
(bb)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.
(cc)	Terminated as an investment option on December 3, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	US Equity Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2013	2012(bb)	2013	2012	2013	2012
Income:
Dividend distributions received	$12,548	$13,153	$33,531	$65,593	$83,195	$164,123
Expenses:
Mortality and expense risk and administrative charges	(14,801)	(11,382)	(27,442)	(28,800)	(75,648)	(78,321)

Net investment income (loss)	(2,253)	1,771	6,089	36,793	7,547	85,802

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	69,166	5,521	61,542	33,714	379,688	(107,951)

Realized gains (losses)	69,166	5,521	61,542	33,714	379,688	(107,951)

Unrealized appreciation (depreciation) during the period	150,748	13,026	218,534	133,663	401,108	524,218

Net increase (decrease) in contract owners’ equity from operations	217,661	20,318	286,165	204,170	788,343	502,069

Changes from principal transactions:
Purchase payments	—	—	23,043	122,873	18,292	97,393
Transfers between sub-accounts and the company	(65,847)	1,199,529	(44,779)	(190,181)	(344,755)	(118,174)
Withdrawals	(296,647)	(186,406)	(264,173)	(308,322)	(519,691)	(515,926)
Annual contract fee	(5,533)	(3,475)	(1,444)	(1,709)	(9,994)	(11,120)

Net increase (decrease) in contract owners’ equity from principal transactions	(368,027)	1,009,648	(287,353)	(377,339)	(856,148)	(547,827)

Total increase (decrease) in contract owners’ equity	(150,366)	1,029,966	(1,188)	(173,169)	(67,805)	(45,758)
Contract owners’ equity at beginning of period	1,029,966	—	1,712,931	1,886,100	4,749,544	4,795,302

Contract owners’ equity at end of period	$879,600	$1,029,966	$1,711,743	$1,712,931	$4,681,739	$4,749,544

	2013	2012	2013	2012	2013	2012
Units, beginning of period	81,134	—	75,034	92,288	137,738	155,206
Units issued	25,483	99,450	6,215	17,802	8,105	17,582
Units redeemed	(51,707)	(18,316)	(17,878)	(35,056)	(30,829)	(35,050)

Units, end of period	54,910	81,134	63,371	75,034	115,014	137,738

(bb)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2013	2012	2013	2012
Income:
Dividend distributions received	$36,819	$34,929	$24,342	$21,375
Expenses:
Mortality and expense risk and administrative charges	(70,477)	(66,269)	(60,335)	(53,436)

Net investment income (loss)	(33,658)	(31,340)	(35,993)	(32,061)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	151,466	(119,962)	330,848	12,976

Realized gains (losses)	151,466	(119,962)	330,848	12,976

Unrealized appreciation (depreciation) during the period	1,216,181	787,432	775,792	495,603

Net increase (decrease) in contract owners’ equity from operations	1,333,989	636,130	1,070,647	476,518

Changes from principal transactions:
Purchase payments	15,274	14,511	9,868	4,601
Transfers between sub-accounts and the company	6,303	(151,886)	235,127	(15,203)
Withdrawals	(602,194)	(506,574)	(483,885)	(284,801)
Annual contract fee	(1,974)	(2,512)	(7,615)	(6,531)

Net increase (decrease) in contract owners’ equity from principal transactions	(582,591)	(646,461)	(246,505)	(301,934)

Total increase (decrease) in contract owners’ equity	751,398	(10,331)	824,142	174,584
Contract owners’ equity at beginning of period	4,229,962	4,240,293	3,410,682	3,236,098

Contract owners’ equity at end of period	$4,981,360	$4,229,962	$4,234,824	$3,410,682

	2013	2012	2013	2012
Units, beginning of period	133,501	154,743	159,361	175,393
Units issued	5,804	8,943	40,827	20,908
Units redeemed	(21,811)	(30,185)	(50,096)	(36,940)

Units, end of period	117,494	133,501	150,092	159,361

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 117 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2013 are as follows:

Sub-accounts Closed	2013
All Cap Value Trust Series I	12/6/2013
All Cap Value Trust Series II	12/6/2013
American Global Small Capitalization Trust Series II	4/29/2013
American Global Small Capitalization Trust Series III	4/29/2013
American High-Income Bond Trust Series II	4/29/2013
American High-Income Bond Trust Series III	4/29/2013
Bond PS - Series II	12/6/2013
Core Allocation Plus Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series II	12/6/2013
Core Fundamental Holdings Trust Series III	12/6/2013
Core Global Diversification Trust Series II	12/6/2013
Core Global Diversification Trust Series III	12/6/2013
Disciplined Diversification Trust Series II	12/6/2013
Fundamental Holdings Trust Series II	12/6/2013
Global Diversification Trust Series II	12/6/2013
Smaller Company Growth Trust Series I	12/6/2013
Smaller Company Growth Trust Series II	12/6/2013
Ultra Short Term Bond Trust Series I	12/6/2013

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

1.	Organization— (continued)

Sub-accounts Opened	2013
American Global Growth Trust Series III	4/29/2013
Core Strategy Trust Series I	4/29/2013
Fundamental Large Cap Value Trust Series I	12/6/2013
Ultra Short Term Bond Trust Series I	4/29/2013

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2013.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

3.	Federal Income Taxes (continued):

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

5.	Fair Value Measurements (continued):

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2013.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$4,049,888,688
Level 2	—
Level 3	—

$4,049,888,688

As of December 31, 2013, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2013.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2013 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series I	$322,510	$288,797
500 Index Trust B Series II	1,065,724	3,205,601
500 Index Trust B Series NAV	306,267	1,738,961
Active Bond Trust Series I	259,311	666,939
Active Bond Trust Series II	6,639,056	9,745,548
All Cap Core Trust Series I	72,593	365,491
All Cap Core Trust Series II	1,077,636	856,396
All Cap Value Trust Series I	876,561	1,702,322
All Cap Value Trust Series II	3,219,298	5,827,296
American Asset Allocation Trust Series I	237,555	1,044,765
American Asset Allocation Trust Series II	2,152,970	13,430,902
American Global Growth Trust Series II	4,849,603	3,026,374
American Global Growth Trust Series III	9,660	1,002
American Global Small Capitalization Trust Series II	217,892	4,788,598
American Global Small Capitalization Trust Series III	29	13,340
American Growth-Income Trust Series I	172,595	1,371,849
American Growth-Income Trust Series II	1,628,036	30,933,486
American Growth-Income Trust Series III	12,370	106,672
American Growth Trust Series II	1,536,744	28,556,218
American Growth Trust Series III	6,131	44,698
American High-Income Bond Trust Series II	227,367	6,044,571
American High-Income Bond Trust Series III	16,995	290,728
American International Trust Series II	1,655,394	14,210,043
American International Trust Series III	13,497	33,022
American New World Trust Series II	824,789	2,021,879
American New World Trust Series III	202	681
Blue Chip Growth Trust Series I	635,843	2,545,560
Blue Chip Growth Trust Series II	1,670,371	5,934,803
Bond PS Series - Series II	102,902	109,807
Bond Trust Series I	145,148	48,139
Bond Trust Series II	15,692,860	11,075,719
Capital Appreciation Trust Series I	176,678	1,684,113
Capital Appreciation Trust Series II	1,346,192	3,533,291
Capital Appreciation Value Trust Series II	2,308,240	2,370,186
Core Allocation Plus Trust Series II	3,250,856	10,528,023
Core Bond Trust Series II	102,497	321,827
Core Fundamental Holdings Trust Series II	8,407,796	31,433,477
Core Fundamental Holdings Trust Series III	21,316	119,546
Core Global Diversification Trust Series II	5,391,867	26,644,128
Core Global Diversification Trust Series III	61,068	293,276
Core Strategy Trust Series I	392,850	703
Core Strategy Trust Series II	214,810,286	16,652,043
Core Strategy Trust Series NAV	67,739	140,038
Disciplined Diversification Trust Series II	4,065,909	9,589,631
DWS Equity 500 Index (a)	222,678	1,237,121
Equity-Income Trust Series I	909,715	3,650,362
Equity-Income Trust Series II	2,328,629	7,087,573
Financial Services Trust Series I	196,747	219,508
Financial Services Trust Series II	919,657	1,485,661
Founding Allocation Trust Series II	2,055,410	10,002,585
Fundamental All Cap Core Trust Series II	331,139	1,820,892
Fundamental Holdings Trust Series II	24,712,261	82,444,073
Fundamental Large Cap Value Trust Series I	1,570,486	28,358
Fundamental Large Cap Value Trust Series II	5,276,780	1,074,432
Fundamental Value Trust Series I	447,789	3,197,601

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments— (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Fundamental Value Trust Series II	$1,027,496	$9,338,378
Global Bond Trust Series I	52,829	561,836
Global Bond Trust Series II	2,048,527	3,473,946
Global Diversification Trust Series II	12,379,490	54,689,062
Global Trust Series I	205,082	1,430,470
Global Trust Series II	941,034	1,303,325
Health Sciences Trust Series I	951,849	687,348
Health Sciences Trust Series II	4,291,796	4,927,160
High Yield Trust Series I	791,348	757,233
High Yield Trust Series II	7,143,973	4,182,015
International Core Trust Series I	81,310	323,330
International Core Trust Series II	167,108	408,064
International Equity Index Trust B Series I	39,666	146,107
International Equity Index Trust B Series II	259,204	1,219,126
International Equity Index Trust B Series NAV	186,747	330,453
International Growth Stock Series II	278,823	491,677
International Small Company Trust Series I	399,371	420,968
International Small Company Trust Series II	178,191	1,187,336
International Value Trust Series I	345,557	931,781
International Value Trust Series II	640,375	2,952,480
Investment Quality Bond Trust Series I	497,059	851,194
Investment Quality Bond Trust Series II	4,316,056	5,199,374
Lifestyle Aggressive Trust Series I	86,285	316,447
Lifestyle Aggressive Trust Series II	1,847,137	5,937,060
Lifestyle Balanced Trust Series I	1,619,246	3,974,473
Lifestyle Balanced Trust Series II	42,276,847	135,075,482
Lifestyle Balanced PS Series - Series II	1,990,643	258,704
Lifestyle Conservative Trust Series I	1,160,713	2,557,247
Lifestyle Conservative Trust Series II	28,322,053	55,074,852
Lifestyle Conservative PS Series - Series II	461,450	208,342
Lifestyle Growth Trust Series I	783,265	3,810,281
Lifestyle Growth Trust Series II	49,185,350	125,374,610
Lifestyle Growth PS Series - Series II	2,637,612	599,273
Lifestyle Moderate Trust Series I	536,449	2,718,802
Lifestyle Moderate Trust Series II	23,667,386	61,598,247
Lifestyle Moderate PS Series - Series II	1,691,574	323,330
Mid Cap Index Trust Series I	301,093	317,433
Mid Cap Index Trust Series II	2,621,626	3,638,438
Mid Cap Stock Trust Series I	353,288	1,464,291
Mid Cap Stock Trust Series II	3,031,473	5,054,632
Mid Value Trust Series I	453,706	665,780
Mid Value Trust Series II	1,165,945	2,607,037
Money Market Trust B Series NAV	764,415	1,608,046
Money Market Trust Series I	1,407,980	4,551,916
Money Market Trust Series II	18,057,167	32,646,721
Mutual Shares Trust Series I	13,413	82,362
Natural Resources Trust Series II	1,074,929	3,563,110
PIMCO All Asset (a)	626,459	873,893
Real Estate Securities Trust Series I	242,390	437,419
Real Estate Securities Trust Series II	1,027,069	2,224,801
Real Return Bond Trust Series II	639,320	2,729,310

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

6.	Purchases and Sales of Investments— (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Science & Technology Trust Series I	$304,143	$1,193,241
Science & Technology Trust Series II	890,168	2,280,518
Short-Term Government Income Trust Series I	734,802	4,099,365
Short-Term Government Income Trust Series II	3,455,031	4,320,306
Small Cap Growth Trust Series I	820	821
Small Cap Growth Trust Series II	1,395,320	1,241,182
Small Cap Index Trust Series I	162,024	162,905
Small Cap Index Trust Series II	1,617,142	1,897,722
Small Cap Opportunities Trust Series I	2,367,231	309,972
Small Cap Opportunities Trust Series II	3,421,253	3,638,640
Small Cap Value Trust Series II	2,224,680	1,937,971
Small Company Value Trust Series I	130,245	608,943
Small Company Value Trust Series II	422,126	2,362,409
Smaller Company Growth Trust Series I	156,263	2,403,870
Smaller Company Growth Trust Series II	394,175	3,424,411
Strategic Income Opportunities Trust Series I	337,171	941,573
Strategic Income Opportunities Trust Series II	1,944,899	2,851,804
Total Bond Market Trust B Series II	1,400,540	4,507,427
Total Bond Market Trust B Series NAV	183,459	55,959
Total Return Trust Series I	1,470,332	3,776,116
Total Return Trust Series II	3,616,607	8,477,454
Total Stock Market Index Trust Series I	89,915	168,119
Total Stock Market Index Trust Series II	584,574	2,242,670
US Equity Trust Series I	392,607	1,641,953
US Equity Trust Series II	387,363	757,643
Ultra Short Term Bond Trust Series I	222,846	222,482
Ultra Short Term Bond Trust Series II	32,208,835	25,329,417
Utilities Trust Series I	189,739	471,003
Utilities Trust Series II	388,764	1,237,366
Value Trust Series I	250,755	867,005
Value Trust Series II	914,310	1,196,808

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,		For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
500 Index Trust B Series I	2013	167	$16.45 to $16.38	$2,744	1.75% to 1.40%	1.81%	30.19% to 29.74%
	2012	166	12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Trust B Series II	2013	573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Trust B Series NAV	2013	531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20
	2011	555	10.75 to 10.53	5,928	1.85 to 1.40	1.75	0.45 to 0.00
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03

Active Bond Trust Series I	2013	153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	(1.15) to (1.49)
	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80
	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64

Active Bond Trust Series II	2013	1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	(1.35) to (1.79)
	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46
	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10

All Cap Core Trust Series I	2013	160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54
	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24

All Cap Core Trust Series II	2013	69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23
	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91

All Cap Value Trust Series I	2013	0	22.62 to 18.71	0	1.75 to 0.80	1.35	28.67 to 22.14
	2012	66	17.58 to 14.41	1,208	1.75 to 0.80	0.78	10.06 to 9.02
	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78

All Cap Value Trust Series II	2013	0	25.19 to 23.91	0	1.85 to 1.40	1.15	28.90 to 28.36
	2012	200	19.54 to 18.63	3,763	1.85 to 1.40	0.60	9.08 to 8.59
	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American Asset Allocation Trust Series I	2013	485	$16.09 to $15.72	$7,796	1.75% to 1.40%	1.05%	21.58% to 21.16%
	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74
	2011	591	11.60 to 11.41	6,835	1.75 to 1.40	1.38	(0.49) to (0.83)
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

American Asset Allocation Trust Series II	2013	6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012	7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02
	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95

American Global Growth Trust Series II	2013	1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00
	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76

American Global Growth Trust Series III	2013	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Global Small Capitalization Trust Series II	2013	0	14.19 to 11.45	0	1.90 to 1.00	0.50	9.71 to 4.10
	2012	388	12.90 to 10.44	4,151	1.90 to 1.00	0.71	15.27 to 3.18
	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42

American Global Small Capitalization Trust Series III	2013	0	12.99 to 12.49	0	1.55 to 0.80	0.74	9.95 to 4.25
	2012	1	11.79 to 11.36	12	1.55 to 0.80	1.22	17.23 to 16.35
	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2013	4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72
	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07

American Growth Trust Series III	2013	26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06
	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2013	323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71
	2012	376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11
	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2013	4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012	6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23
	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21

American Growth-Income Trust Series III	2013	45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012	51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69
	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American High-Income Bond Trust Series II	2013	0	$15.22 to $12.89	$0	1.90% to 1.00%	0.09%	2.25% to 1.21%
	2012	381	14.89 to 12.57	5,791	1.90 to 1.00	6.50	10.84 to 0.57
	2011	383	13.91 to 13.43	5,229	1.90 to 1.15	7.43	0.17 to (0.58)
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81

American High-Income Bond Trust Series III	2013	0	17.95 to 17.26	0	1.55 to 0.80	0.60	2.55 to 1.33
	2012	16	17.46 to 16.83	273	1.55 to 0.80	6.73	12.63 to 11.79
	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2013	2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012	2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99
	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73

American International Trust Series III	2013	29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012	30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12
	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2013	326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012	404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71
	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02

American New World Trust Series III	2013	1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012	1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89
	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Blue Chip Growth Trust Series I	2013	658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012	725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25
	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42

Blue Chip Growth Trust Series II	2013	708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012	903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85
	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88

Bond PS Series - Series II	2013	0	12.84 to 12.61	0	2.00 to 0.80	0.00	(2.50) to (3.67)
	2012	1	13.17 to 13.09	7	2.00 to 0.80	1.11	4.82 to 3.56
	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2013	76	12.98 to 12.77	985	1.55 to 0.80	2.97	(2.24) to (2.88)
	2012	71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69
	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2013	6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	(2.67) to (3.48)
	2012	6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to (0.35)
	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2013	795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012	901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96
	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.70	7,034	1.75 to 1.40	0.25	40.31 to 39.82

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Capital Appreciation Trust Series II	2013	383	$22.23 to $17.21	$8,686	1.90% to 1.00%	0.21%	34.52% to 33.83%
	2012	488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45
	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37

Capital Appreciation Value Trust Series II	2013	1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012	1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05
	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39

Core Allocation Plus Trust Series II	2013	0	15.03 to 14.50	0	1.90 to 1.00	2.94	17.61 to 15.03
	2012	701	12.67 to 12.33	8,820	1.90 to 1.00	1.16	11.20 to 1.39
	2011	762	11.38 to 11.09	8,573	1.90 to 1.15	1.13	(3.63) to (4.35)
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74

Core Bond Trust Series II	2013	57	16.62 to 15.98	934	1.85 to 1.40	1.77	(3.71) to (4.14)
	2012	73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31
	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60

Core Fundamental Holdings Trust Series II	2013	0	16.86 to 16.45	0	2.10 to 0.35	1.82	13.07 to 11.24
	2012	1,438	14.91 to 14.79	24,761	2.10 to 0.35	1.82	10.42 to 8.50
	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2013	0	19.75 to 19.08	0	1.55 to 0.80	2.21	12.25 to 10.85
	2012	6	17.47 to 17.00	105	1.55 to 0.80	4.21	10.29 to 9.46
	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2013	0	16.30 to 16.28	0	2.10 to 0.35	1.92	12.17 to 10.36
	2012	1,239	14.76 to 14.54	21,237	2.10 to 0.35	7.73	12.50 to 10.54
	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2013	0	19.47 to 18.81	0	1.55 to 0.80	2.46	11.36 to 10.56
	2012	14	17.36 to 16.89	233	1.55 to 0.80	10.44	12.44 to 11.59
	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Core Strategy Trust Series I	2013	29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

Core Strategy Trust Series II	2013	15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012	3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99
	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36

Core Strategy Trust Series NAV	2013	35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012	43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67
	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2013	0	15.03 to 14.40	0	1.90 to 1.00	3.64	12.59 to 11.19
	2012	612	13.35 to 12.68	8,348	1.90 to 1.00	2.15	10.47 to 1.44
	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57

DWS Equity 500 Index (a)	2013	156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012	199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13
	2011	205	19.93 to 19.12	4,013	1.85 to 1.40	1.29	0.02 to (0.43)
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49

Equity-Income Trust Series I	2013	670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012	747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32
	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54

Equity-Income Trust Series II	2013	1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012	1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57
	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18

Financial Services Trust Series I	2013	32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012	33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99
	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95

Financial Services Trust Series II	2013	229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012	261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01
	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33

Founding Allocation Trust Series II	2013	6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012	7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83
	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Fundamental All Cap Core Trust Series II	2013	303	$28.02 to $26.71	$8,327	1.85% to 1.40%	0.73%	33.66% to 33.06%
	2012	360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04
	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67

Fundamental Holdings Trust Series II	2013	0	14.17 to 13.63	0	1.90 to 1.00	1.63	11.49 to 10.62
	2012	5,845	12.60 to 12.22	72,933	1.90 to 1.00	1.54	10.34 to 0.79
	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30

Fundamental Large Cap Value Trust Series I	2013	73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2013	346	21.04 to 21.98	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012	147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94
	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22

Fundamental Value Trust Series I	2013	1,346	19.52 to 17.07	27,472	1.75 to 0.80	1.28	31.20 to 25.34
	2012	1,495	14.88 to 12.89	23,189	1.75 to 0.80	0.90	12.47 to 11.40
	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99

Fundamental Value Trust Series II	2013	1,489	20.72 to 16.81	31,085	1.90 to 1.00	1.04	30.70 to 24.98
	2012	1,922	15.86 to 12.75	30,725	1.90 to 1.00	0.72	11.04 to 2.00
	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11

Global Bond Trust Series I	2013	63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	(6.17) to (7.06)
	2012	77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16
	2011	96	23.33 to 15.47	3,148	1.75 to 0.80	5.88	8.22 to 7.19
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39

Global Bond Trust Series II	2013	668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	(6.61) to (7.44)
	2012	710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to (1.06)
	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97

Global Diversification Trust Series II	2013	0	14.25 to 13.69	0	1.90 to 1.00	1.60	11.38 to 10.36
	2012	3,840	12.68 to 12.29	48,086	1.90 to 1.00	1.53	13.37 to 1.48
	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73

Global Trust Series I	2013	238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012	274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62
	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06

Global Trust Series II	2013	245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012	262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27
	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70

Health Sciences Trust Series I	2013	81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012	80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65
	2011	84	22.63 to 21.80	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Health Sciences Trust Series II	2013	278	$44.72 to $18.76	$12,358	1.90% to 1.00%	0.00%	47.95% to 38.97%
	2012	313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52
	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08

High Yield Trust Series I	2013	115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012	109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92
	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84

High Yield Trust Series II	2013	429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012	314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09
	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46

International Core Trust Series I	2013	84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012	102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04
	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58

International Core Trust Series II	2013	70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012	84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23
	2011	113	14.04 to 10.03	1,609	1.90 to 1.15	2.19	(10.83) to (11.50)
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29

International Equity Index Trust B Series I	2013	73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012	81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2013	253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012	323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2013	211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012	225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59
	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26

International Growth Stock Series II	2013	174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012	188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2013	129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61
	2012	132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11
	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2013	237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71
	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2013	281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30
	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
International Value Trust Series II	2013	516	$23.61 to $16.17	$12,422	1.90% to 1.00%	1.49%	24.00% to 23.52%
	2012	622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77
	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04

Investment Quality Bond Trust Series I	2013	171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	(2.90) to (3.62)
	2012	190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71
	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50

Investment Quality Bond Trust Series II	2013	1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	(3.17) to (3.88)
	2012	1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to (0.39)
	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 10.09

Lifestyle Aggressive Trust Series I	2013	117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012	130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58
	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28

Lifestyle Aggressive Trust Series II	2013	1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012	1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18
	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91

Lifestyle Balanced Trust Series I	2013	1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012	1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92
	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49

Lifestyle Balanced Trust Series II	2013	43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012	48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37
	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02

Lifestyle Balanced PS Series - Series II	2013	505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012	396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34
	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2013	334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012	413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62
	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28

Lifestyle Conservative Trust Series II	2013	10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012	12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00
	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Lifestyle Conservative PS Series - Series II	2013	306	$13.41 to $12.53	$4,189	2.00% to 0.35%	2.27%	1.80% to 0.20%
	2012	294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39
	2011	179	12.52 to 12.50	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2013	791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012	952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88
	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30

Lifestyle Growth Trust Series II	2013	52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012	57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21
	2011	59,614	13.78 to 11.87	893,280	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44

Lifestyle Growth PS Series - Series II	2013	836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012	723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21
	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2013	412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012	522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74
	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36

Lifestyle Moderate Trust Series II	2013	15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012	18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19
	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48

Lifestyle Moderate PS Series - Series II	2013	496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012	411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37
	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2013	43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012	46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43
	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16

Mid Cap Index Trust Series II	2013	443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012	502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92
	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81

Mid Cap Stock Trust Series I	2013	361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012	413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08
	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89

Mid Cap Stock Trust Series II	2013	552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012	626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48
	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Mid Value Trust Series I	2013	137	$28.29 to $24.10	$3,384	1.75% to 0.80%	1.00%	29.12% to 23.42%
	2012	156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45
	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2013	444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73
	2012	538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09
	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34

Money Market Trust Series I	2013	317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	(0.79) to (1.73)
	2012	516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	(0.79) to (1.74)
	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)

Money Market Trust Series II	2013	2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	(0.34) to (1.88)
	2012	3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	(0.34) to (1.88)
	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)

Money Market Trust B Series NAV	2013	203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	(1.38) to (1.82)
	2012	270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	(1.35) to (1.80)
	2011	242	12.40 to 12.15	2,971	1.85 to 1.40	0.00	(1.30) to (1.75)
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)

Mutual Shares Trust Series I	2013	49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012	53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26
	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2013	280	33.07 to 13.03	7,667	1.90 to 1.00	0.35	1.88 to 0.97
	2012	358	32.76 to 12.79	9,937	1.90 to 1.00	0.56	2.29 to (1.67)
	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90

PIMCO All Asset (a)	2013	178	18.66 to 18.66	3,420	1.85 to 1.40	4.12	(1.49) to (1.93)
	2012	197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53
	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09

Real Estate Securities Trust Series I	2013	62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	(1.49) to (1.84)
	2012	68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21
	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91

Real Estate Securities Trust Series II	2013	306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	(2.25) to (3.33)
	2012	341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69
	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59

Real Return Bond Trust Series II	2013	305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	(10.68) to (11.09)
	2012	423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58
	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Science & Technology Trust Series I	2013	363	$23.28 to $7.99	$6,842	1.75% to 1.40%	0.00%	41.54% to 41.04%
	2012	418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52
	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63

Science & Technology Trust Series II	2013	230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012	296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86
	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05

Short-Term Government Income Trust Series I	2013	359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	(2.24) to (2.58)
	2012	626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	(0.21) to (0.56)
	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short-Term Government Income Trust Series II	2013	511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	(2.05) to (2.92)
	2012	583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	(0.22) to (0.90)
	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2013	1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84
	2012	1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67
	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2013	147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012	144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34
	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90

Small Cap Index Trust Series I	2013	19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012	19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08
	2011	28	16.41 to 16.26	450	1.75 to 1.40	1.01	(5.83) to (6.15)
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45

Small Cap Index Trust Series II	2013	373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012	411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69
	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03

Small Cap Opportunities Trust Series I	2013	115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012	50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81
	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54

Small Cap Opportunities Trust Series II	2013	243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91
	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04
	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08

Small Cap Value Trust Series II	2013	167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13
	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97

Small Company Value Trust Series I	2013	102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27
	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Small Company Value Trust Series II	2013	406	$28.38 to $16.83	$11,736	1.90% to 1.00%	1.61%	28.93% to 23.58%
	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47
	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08

Smaller Company Growth Trust Series I	2013	0	22.65 to 22.34	0	1.75 to 1.40	0.00	33.31 to 32.88
	2012	105	16.99 to 16.81	1,785	1.75 to 1.40	0.00	14.60 to 14.19
	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2013	0	22.47 to 22.06	0	1.85 to 1.40	0.00	33.06 to 32.50
	2012	146	16.89 to 16.65	2,451	1.85 to 1.40	0.00	14.36 to 13.84
	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2013	219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89
	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2013	420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91
	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12

Total Bond Market Trust B Series II	2013	300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	(3.74) to (4.79)
	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	(0.47) to (0.62)

Total Bond Market Trust B Series NAV	2013	97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	(3.22) to (3.94)
	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	(0.24) to (0.36)

Total Return Trust Series I	2013	450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	(2.96) to (3.73)
	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59
	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41

Total Return Trust Series II	2013	1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	(3.25) to (4.07)
	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to (0.34)
	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23

Total Stock Market Index Trust Series I	2013	31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012	36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49
	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63

Total Stock Market Index Trust Series II	2013	329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012	414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10
	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17

Ultra Short Term Bond Trust Series I	2013	0	12.25 to 11.95	0	1.55 to 0.80	0.75	(0.86) to (1.60)
	2012	0	12.36 to 12.14	0	1.55 to 0.80	0.60	(0.27) to (1.02)
	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Ultra Short Term Bond Trust Series II	2013	1,167	$12.34 to $11.63	$13,853	2.10% to 0.35%	1.24%	(0.61)% to (2.34)%
	2012	589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to (1.73)
	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

US Equity Trust Series I	2013	682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012	762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

US Equity Trust Series II	2013	55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012	81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Utilities Trust Series I	2013	63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012	75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67
	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45

Utilities Trust Series II	2013	115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012	138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27
	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02

Value Trust Series I	2013	117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012	134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38
	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28

Value Trust Series II	2013	150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012	159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35
	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2013

7.	Unit Values — (continued)

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A
October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York
November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*     *     *     *     *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account-Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

		(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments.—NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit
24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112,
filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Form of Specimen Contract: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(4)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146699, filed on April 28, 2008.

	(b)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 4(b)(vi) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(c)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(b)(x) to Post-Effective Amendment No. 30 to the Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(d)	Form of Specimen Income Plus for Life single-life Rider (BR008Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(d) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(e)	Form of Specimen Income Plus for Life single-life Rider (BR008NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(f)	Form of Specimen Income Plus for Life joint-life Rider (BR009Q.07-NY), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

	(g)	Form of Specimen Income Plus for Life joint-life Rider (BR009NQ.07-NY), incorporated by reference to Exhibit 24(b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146699, filed on April 30, 2009.

(5)	(a)	Form of Specimen Application: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating, incorporated by reference to Exhibit 24(b)(5)(a) to Post-Effective Amendment No. 1 to this Registration Statement, File No. 333-146699, filed on April 28, 2008.

(6)	(a)(i)	Declaration of Intention and Charter of First North American Life Assurance Company— Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(ii)	Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company—Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iii)	Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York—Incorporated by reference to Exhibit (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005—Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006—Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 33-79112, filed May 1, 2007.

	(a)(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to

Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(b)(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

	(b)(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

	(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company—Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

	(c)(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

	(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit (9) to Pre-Effective Amendment No. 3 to this registration statement on Form N-4 333- 146590 filed on February 7, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for, John D. DesPrez, III, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-146699, filed on May 3, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 5 to this Registration Statement, File No 333-146699, filed on August 23, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 7 to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-146699, filed on April 30, 2012.

	(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-146699, filed on April 26, 2013.

	(f)	Power of Attorney for Michael Doughty. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 7, 2014

Name and Principal Business Address	Position with Depositor
Craig Bromley***	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President and General Counsel
Scott S. Hartz***	Director, Executive Vice President and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Hugh McHaffie*	Executive Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy W. Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
Arnold Bergman*	Vice President
Ann E. Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
David Campbell	Vice President
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Robert Leach*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF APRIL 7, 2014

Name and Principal Business Address	Position with Depositor
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer – Investments
Scott Morin*	Vice President
Jeffrey H. Natuapsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
Tracy Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2013 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2014, there were 3 qualified and 9 non-qualified contract of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***,
Steven Finch***, James C. Hoodlet***, George Revoir*, Alan Seghezzi*** and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (Depositor)

By:	/s/ Craig Bromley
Craig Bromley Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Craig Bromley
Craig Bromley Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2014.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* /s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b)(10)	Consent of Independent Registered Public Accounting Firm

24(b)(14)(f)	Power of Attorney for Michael Doughty